--------------------------------------------------------------------------------
                                 ANNUAL REPORT
                               DECEMBER 31, 1996
--------------------------------------------------------------------------------


                                   WRL SERIES
                                   FUND, INC.



February 1997
ACC00001 (2/97)

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                        T  A  B  L  E   O  F   C  O  N  T  E  N  T  S
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                                                                   PAGE

Chairman's Letter .................................................         1
Report of Independent Accountants .................................         2

WRL SERIES FUND, INC ..............................................
 Portfolio Manager's Commentary:
  Money Market Portfolio ..........................................         3
  Bond Portfolio ..................................................         4
  Growth Portfolio ................................................         5
  Short-to-Intermediate Government Portfolio ......................         6
  Global Portfolio ................................................         7
  Equity-Income Portfolio .........................................         8
  Emerging Growth Portfolio .......................................         9
  Aggressive Growth Portfolio .....................................        10
  Balanced Portfolio ..............................................        11
  Utility Portfolio ...............................................        12
  Tactical Asset Allocation Portfolio .............................        13
  C.A.S.E. Growth Portfolio .......................................        14
  Meridian/INVESCO Global Sector Portfolio ........................        15
  Value Equity Portfolio ..........................................        16

 Schedule of Investments:
  Money Market Portfolio ..........................................        17
  Bond Portfolio ..................................................        18
  Growth Portfolio ................................................        19
  Short-to-Intermediate Government Portfolio ......................        22
  Global Portfolio ................................................        24
  Equity-Income Portfolio .........................................        29
  Emerging Growth Portfolio .......................................        32
  Aggressive Growth Portfolio .....................................        37
  Balanced Portfolio ..............................................        40
  Utility Portfolio ...............................................        42
  Tactical Asset Allocation Portfolio .............................        45
  C.A.S.E. Growth Portfolio .......................................        48
  Meridian/INVESCO Global Sector Portfolio ........................        50
  Value Equity Portfolio ..........................................        53
 Statements of Assets and Liabilities .............................        56
 Statements of Operations .........................................        58
 Statements of Changes in Net Assets ..............................        60
 Financial Highlights .............................................        64
 Notes to Financial Statements ....................................        67


THE PORTFOLIOS OF THE WRL SERIES FUND, INC. ARE MADE AVAILABLE THROUGH VARIABLE LIFE INSURANCE, VARIABLE ANNUITY, AND GROUP ANNUITY PRODUCTS ISSUED BY WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO AND ITS AFFILIATES. THE AVAILABILITY OF CERTAIN PORTFOLIOS MAY VARY FROM PRODUCT TO PRODUCT.

[Graphic]

John R. Kenney
CHAIRMAN OF THE BOARD


FELLOW CONTRACT AND POLICY OWNERS:


ALL'S WELL THAT ENDS WELL.

YES, DESPITE A SCARY SUMMER SELL-OFF AND MORE THAN A LITTLE NERVOUSNESS IN DECEMBER, INVESTORS STILL BID A FOND FAREWELL TO 1996, AND TO ANOTHER OUTSTANDING YEAR FOR THE MARKETS. OFFICIALLY, THE DOW JONES INDUSTRIAL AVERAGE GAINED 28.89% ON THE YEAR, THE S&P INDEX OF 500 COMMON STOCKS 22.96%, AND THE NASDAQ COMPOSITE 23.2%--REMARKABLE NUMBERS IN THEIR OWN RIGHT, BUT STUNNING WHEN CONSIDERED WITH 1995'S EXTRAORDINARY RETURNS.

NOT TOO SURPRISINGLY, EVEN AS THE MAJOR AVERAGES SEEMED TO PUSH ALMOST DAILY INTO UNCHARTED TERRITORY, THE DEBATES RAGED AS TO HOW LONG THE GOOD TIMES WOULD LAST. HOW LONG BEFORE STOCKS WOULD FINALLY "CORRECT." HOW LONG BEFORE THIS GREAT "BUBBLE" WOULD BURST. HOW LONG INVESTORS WOULD HANG AROUND AFTER THE FIRST SIGN OF TROUBLE.

SO IT GOES. IT IS, QUITE SIMPLY, THE NATURE OF THE BUSINESS FOR WELL-INTENTIONED FOLKS TO OFFER UP THEIR PROGNOSIS OF A BULL MARKET DURING A BULL MARKET. BUT THE FACT REMAINS, IT'S UTTERLY IMPOSSIBLE TO KNOW WHEN THE TOPS AND BOTTOMS WILL OCCUR. AND ANYONE WHO PRETENDS TO KNOW HAS DISPLACED FAITH IN THE FUTURE WITH SPECULATION ABOUT THE FUTURE.

THAT'S NOT TO SAY WE DON'T NEED TO PAY ATTENTION; WE DO. INDEED, PERHAPS IT'S A KEEN PERSPECTIVE, NOT INTELLECTUAL BRILLIANCE, THAT'S THE KEY TO INVESTMENT SUCCESS. AND IN THE END, FOR MOST INVESTORS THE IMPORTANT THING MAY BE NOT SO MUCH THEIR ABSOLUTE RETURNS, BUT THE STABILITY AND SUITABILITY OF THEIR PORTFOLIOS ALONG THE WAY.

THE WRL SERIES FUND, INC. HAS BEEN DESIGNED FOR YOU TO CONSTRUCT YOUR OWN "HEALTHY" PORTFOLIO. EACH PORTFOLIO IS MANAGED BY ONE OF THE INDUSTRY'S PREMIER INVESTMENT ADVISORY GROUPS, AND EACH PORTFOLIO MANAGER IS A SPECIALIST IN A PARTICULAR INVESTMENT DISCIPLINE. PLEASE TAKE A FEW MINUTES AND REVIEW THE PERSONAL COMMENTS FROM THESE OUTSTANDING PROFESSIONALS REGARDING THEIR RESPECTIVE PORTFOLIOS AND HOW THEY'VE BEEN INVESTING THIS LAST YEAR AND WHY. I INVITE YOU TO EVALUATE THESE REPORTS AND REVIEW THE DATA, INCLUDING MAJOR POSITIONS AND WEIGHTINGS. ALL OF THIS INFORMATION IS INTENDED TO HELP PROVIDE YOU WITH AN INSIGHT INTO THE PORTFOLIO'S PERFORMANCE FOR THE PERIOD.

AND IN OUR ONGOING EFFORT TO PROVIDE YOU WITH THE FOREMOST OPPORTUNITY FOR SUCCESS IN A FULL ARRAY OF CHOICES, I'M PLEASED TO ANNOUNCE THE INTRODUCTION OF TWO NEW PORTFOLIOS--THE INTERNATIONAL EQUITY PORTFOLIO, CO-MANAGED BY GE INVESTMENT MANAGEMENT INCORPORATED AND SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED, AND THE U.S. EQUITY PORTFOLIO, MANAGED BY GE INVESTMENT MANAGEMENT INCORPORATED. THE OFFERING OF BOTH BEGAN ON JANUARY 2, 1997; MAKE SURE TO ASK YOUR REPRESENTATIVE ABOUT THESE NEW PORTFOLIOS WITH RESPECT TO YOUR FINANCIAL PLAN.

AS WE HEAD INTO 1997, THE ECONOMIC AND POLITICAL SETTINGS ARE CLOSE TO IDEAL FOR THE MARKETS. BUT, FOR WHAT IT'S WORTH, I WOULDN'T EXPECT TO SEE THE SAME KIND OF HISTORIC PERFORMANCE WE'VE WITNESSED OVER THE LAST TWO YEARS. WHAT I DO EXPECT IS THAT WE'LL STAY TRUE TO OUR GOALS. SCOTT SCHOELZEL, OUR OUTSTANDING GROWTH PORTFOLIO MANAGER, MAY HAVE SAID IT BEST IN HIS LETTER--"WE INTEND TO STAY THE COURSE WHATEVER THE MARKET DOES AND FOCUS SQUARELY ON LONG-TERM RESULTS."

AS ALWAYS, OUR HIGHEST PRIORITY REMAINS THE SAFETY OF THE FUNDS YOU HAVE ENTRUSTED WITH US. OUR COMMITMENT IS TO PROVIDE YOU WITH SUPERIOR PRODUCTS AND EXCEPTIONAL SERVICE FOR THE LONG TERM. WE RESPECT YOUR PERSONAL TASK OF FINANCIAL PLANNING AND APPRECIATE THE OPPORTUNITY TO HELP. SINCERELY YOURS,

    /s/ JOHN R. KENNEY
    ------------------
    JOHN R. KENNEY
    CHAIRMAN OF THE BOARD

WRL SERIES FUND, INC.
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of the WRL Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market, Bond, Growth, Short-to-Intermediate Government, Global, Equity-Income, Emerging Growth, Aggressive Growth, Balanced, Utility, Tactical Asset Allocation, C.A.S.E. Growth, Meridian/ INVESCO Global Sector and Value Equity Portfolios (fourteen of the portfolios constituting the WRL Series Fund, Inc., hereafter referred to as the "Portfolios") at December 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Kansas City, Missouri
January 31, 1997

WRL SERIES FUND, INC.
MONEY MARKET PORTFOLIO
PORTFOLIO MANAGERS' COMMENTARY
For the year ended December 31, 1996
-------------------------------------------------------------------------------


                                    [GRAPH 1]

DURING THE FIRST TWO QUARTERS OF 1996, YIELDS ROSE WITH THE RELEASE OF ECONOMIC DATA SHOWING CONTINUED GROWTH, LEADING INVESTORS TO EXPECT FEDERAL RESERVE TIGHTENING. BUT WITH MIXED ECONOMIC DATA IN THE THIRD QUARTER SHOWING STRONG EMPLOYMENT GROWTH COMBINED WITH BENIGN CONSUMER AND PRODUCER INFLATION FIGURES, SHORTER-TERM YIELDS FELL AND YIELDS ON MATURITIES ONE YEAR AND LONGER REMAINED UNCHANGED. DURING THE FOURTH QUARTER, TREASURY YIELDS DECLINED ON INSTRUMENTS ONE YEAR AND LONGER WHILE SHORTER-TERM YIELDS ROSE.

J.P. MORGAN INVESTMENT MANAGEMENT INC. ASSUMED MANAGEMENT OF THE PORTFOLIO ON MAY 1, 1996. THE PORTFOLIO'S YEAR-END NET RETURN OF 5.03% OUTPERFORMED THE LIPPER MONEY MARKET AVERAGE'S RETURN OF 4.81%. THE PORTFOLIO MAINTAINED ITS AVERAGE LIFE AROUND THE 50-DAY LEVEL AND ACHIEVED YIELD PICK-UP BY TAKING ADVANTAGE OF HIGHER YIELDS OFFERED BY FLOATING RATE NOTES, COMMERCIAL PAPER, AND AGENCY SECTORS AT THE EXPENSE OF SHORT-TERM TREASURIES. IN ADDITION, THE PORTFOLIO ENHANCED RETURNS BY MAKING TACTICAL ALLOCATIONS IN THE JAPANESE BANK PAPER MARKET.

WE BELIEVE THAT THE FEDERAL RESERVE WILL CONTINUE TO REMAIN INACTIVE IN THE NEAR FUTURE. WE WILL CONTINUE TO SEARCH FOR ATTRACTIVELY PRICED FLOATING RATE NOTES AND COMMERCIAL PAPER WHILE REDUCING SHORT-TERM TREASURIES, ANTICIPATING THAT THE HIGHER YIELDING SECTORS WILL CONTINUE TO LOOK ATTRACTIVE ON A RELATIVE YIELD BASIS. WE PLAN TO MAINTAIN THE PORTFOLIO'S AVERAGE LIFE RANGE BETWEEN 50 AND 60 DAYS.

[LOGO]                                           /s/ ROBERT R. JOHNSON
                                                 ---------------------
                                                 ROBERT R. JOHNSON
                                                 MONEY MARKET PORTFOLIO MANAGER

               Past performance does not guarantee future results.
  An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

WRL SERIES FUND, INC.
BOND PORTFOLIO
PORTFOLIO MANAGERS' COMMENTARY
For the year ended December 31, 1996
-------------------------------------------------------------------------------


         COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL
                        SERIES FUND, INC. BOND PORTFOLIO
             AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

                                    [GRAPH 2]

BONDS CLOSED OUT A DIFFICULT YEAR WITH VERY RESPECTABLE GAINS IN THE FOURTH QUARTER. WITH A 3.04% GAIN OVER THE LAST THREE MONTHS, THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX WAS ABLE TO FINISH 1996 IN POSITIVE TERRITORY, UP 2.90%. THE BOND PORTFOLIO, WITH A COMPARABLE 3.00% GAIN FOR THE QUARTER, CLOSED THE YEAR ENDED DECEMBER 31, 1996 WITH A RETURN OF .14%.

THE MODERATE ECONOMIC GROWTH OF THE THIRD QUARTER CONTINUED INTO THE FINAL THREE MONTHS OF THE YEAR. THE STRONG EMPLOYMENT NUMBERS THAT UNSETTLED THE MARKET BACK IN FEBRUARY, EVENTUALLY PUSHING LONG RATES ABOVE 7%, WEAKENED A BIT IN THE FOURTH QUARTER, WHILE INFLATION REMAINED MILD. AS A RESULT, THE YIELD ON THE BENCHMARK 30-YEAR TREASURY BOND DROPPED FROM 6.89% TO 6.64% BY QUARTER END. IN GENERAL, ECONOMIC GROWTH WAS MODERATE OVERSEAS AS WELL, WHERE MANY ECONOMIES, ESPECIALLY THOSE IN EUROPE, EITHER GREW SLOWLY OR AT HEALTHY, BUT SUSTAINABLE, RATES. IN JAPAN, THE ECONOMY REMAINED SLUGGISH, AND THE STOCK MARKET FELL BACK BELOW 20,000. FORTUNATELY, FEDERAL RESERVE BOARD CHAIRMAN ALAN GREENSPAN'S REMARK THAT "IRRATIONAL EXUBERANCE" WAS INFLATING THE PRICES OF U.S. FINANCIAL ASSETS SEEMED TO BE AIMED MORE AT EQUITIES THAN AT THE FIXED-INCOME MARKETS. AT YEAR-END, THE FEDERAL RESERVE WAS STILL ON THE SIDELINES.

OVER THE COURSE OF 1996, THE PORTFOLIO STRATEGY REMAINED CONSERVATIVE, WITH HOLDINGS BALANCED BETWEEN CASH, U.S. TREASURIES, AND INVESTMENT-GRADE CORPORATE BONDS. CASH LEVELS DECREASED DURING THE FOURTH QUARTER, AS FUNDS WERE PUT TO WORK IN INVESTMENT-GRADE CORPORATE BONDS. IN THE CORPORATE SECTOR, SELECTIVITY AND DIVERSIFICATION ONCE AGAIN GAVE US AN ADVANTAGE OVER THE LEHMAN INDEX. THE PORTFOLIO'S TREASURY AND INVESTMENT-GRADE BONDS REMAINED PRIMARILY IN 10-YEAR MATURITIES, WHERE YIELDS WERE COMPETITIVE AND PRICES SOMEWHAT LESS VOLATILE THAN THE LONG END OF THE MARKET. BOTH OF THESE SECTORS BENEFITTED FROM THE DECLINE IN INTEREST RATES. WE CONTINUE TO HOLD SEVERAL HIGH-QUALITY BANK ISSUES, INCLUDING CHASE MANHATTAN CORPORATION, CITICORP, AND BANKAMERICA CORPORATION.

WE ARE LOOKING FORWARD TO THE COMING YEAR. EVEN IF THE STOCK MARKET SHOULD WEAKEN, IT COULD BE POSITIVE FOR INTEREST RATES, AS CONSUMER CONFIDENCE, RETAIL SALES, AND THE HOUSING MARKET COULD COOL DOWN. WE INTEND TO LOOK HARD, BOTH DOMESTICALLY AND ABROAD, FOR GOOD OPPORTUNITIES IN THE FIXED-INCOME MARKETS. EACH YEAR OUR FIXED-INCOME TEAM EITHER MEETS WITH, OR GOES OUT IN THE FIELD TO VISIT, A WIDE VARIETY OF COMPANIES. THAT EFFORT HAS PAID OFF IN THE PAST, AND WE HOPE IT WILL CONTINUE TO PRODUCE GOOD RETURNS IN 1997.

[LOGO]                                         /s/ RONALD V. SPEAKER
                                               ----------------------
                                               RONALD V. SPEAKER
                                               BOND PORTFOLIO MANAGER

This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES, FUND, INC.
GROWTH PORTFOLIO
PORTFOLIO MANAGERS' COMMENTARY
For the year ended December 31, 1996
-------------------------------------------------------------------------------

   GROWTH PORTFOLIOCOMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                     WRL SERIES FUND, INC. GROWTH PORTFOLIO
              AND THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS

                                    [GRAPH 3]

DOMESTIC EQUITY MARKETS CLOSED OUT ANOTHER STRONG YEAR, LOGGING IMPRESSIVE RESULTS FOR 1996. ALTHOUGH STOCK INDEXES MOVED HIGHER IN THE FOURTH QUARTER, THEIR PERFORMANCE WAS SOMEWHAT DECEPTIVE BECAUSE RETURNS WERE DRIVEN BY AN UNUSUALLY SMALL NUMBER OF STOCKS. THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS GAINED 8.34% FOR THE QUARTER, VERSUS 0.63% FOR THE GROWTH PORTFOLIO. FOR THE FULL YEAR ENDED DECEMBER 31, 1996, THE PORTFOLIO GAINED 17.96%, UNDERPERFORMING THE INDEX, WHICH GAINED 22.96%.

THERE ARE ALWAYS INDIVIDUAL DISAPPOINTMENTS DURING ANY PERFORMANCE PERIOD, BUT FOURTH QUARTER PERFORMANCE WAS DETERMINED BY THE MARKET'S UNUSUALLY NARROW FOCUS. ALMOST ACROSS THE BOARD, THE FOURTH QUARTER RALLY WAS A FLIGHT TO LIQUIDITY--NVESTORS PUT MONEY ALMOST EXCLUSIVELY INTO COMPANIES WITH LARGER MARKET CAPITALIZATIONS AND HIGHER TRADING VOLUMES. NOT ONLY DID LARGE STOCKS CONTINUE TO OUTPERFORM SMALLER STOCKS, BUT THE LARGEST STOCKS IN EACH CAPITALIZATION CATEGORY, SMALL-, MID-, AND LARGE-CAP, PERFORMED SIGNIFICANTLY BETTER THAN THEIR SMALLER SIBLINGS. MUCH OF THIS "BIG IS BEAUTIFUL" RALLY OCCURRED DURING THE SECOND HALF OF THE YEAR, AFTER THE JULY DECLINE, WHEN LARGE STOCKS REBOUNDED QUICKLY AND SMALLER STOCKS, WHICH HAD BEEN SEVERELY BATTERED IN THE SUMMER SELL-OFF, RECOVERED ONLY MODERATELY.

WHY THE RUSH TO LIQUIDITY? THERE IS PROBABLY NO SINGLE ANSWER, BUT BIG STOCKS OFTEN DRAW A PREMIUM WHEN INVESTORS ARE NERVOUS ABOUT EARNINGS AND/OR MARKET VALUATIONS. EARNINGS SLOWED IN 1996, AND APPEAR TO BE SLOWING FURTHER IN 1997 (AT LEAST COMPARED TO THE RECORD GAINS OF 1992-1995). MEANWHILE, STOCK PRICES HAVE SURGED, SUPPORTED BY EXCELLENT ECONOMIC CONDITIONS: MODERATE GROWTH, MILD INFLATION, AND LOW INTEREST RATES. DURING THE LAST QUARTER, THE COMBINATION OF SLOWER EARNINGS GROWTH AND DRAMATIC MARKET ADVANCES PUT THE SQUEEZE ON VALUATIONS AND SENT INVESTORS SCURRYING FOR A SAFE HAVEN. UNFORTUNATELY, "SAFE" STOCKS WERE BID UP TO WHAT I THINK ARE "UNSAFE" LEVELS. ON THE PLUS SIDE, HOWEVER, MANY STOCKS THAT THE RALLY IGNORED FELL TO ATTRACTIVE VALUATIONS, SO SMALL STOCKS NOW HAVE SIGNIFICANTLY MORE POTENTIAL FOR APPRECIATION, AND SIGNIFICANTLY LESS POTENTIAL FOR DEPRECIATION, THAN THE HIGH-FLYING BEHEMOTHS.

WE HAVE NO IDEA WHEN THE WINDS WILL SHIFT. BUT WE DO KNOW THE MARKET WILL EVENTUALLY ABANDON ITS FIXATION ON SIZE, SOONER THAN LATER PROBABLY, AND ONCE AGAIN START REWARDING COMPANIES FOR EXCEPTIONAL INDIVIDUAL FUNDAMENTALS. ON AN HISTORICAL BASIS, THE FOURTH QUARTER WAS AN ANOMALY.

DESPITE THE WEAKER PERFORMANCE OF THE FOURTH QUARTER, WE REMAIN VERY ENTHUSIASTIC ABOUT HEALTH CARE, FINANCIAL SERVICES, TELECOMMUNICATIONS, TECHNOLOGY, AND SELECTED RETAILERS. WE BELIEVE THESE SECTORS ARE POISED TO BENEFIT FROM FUNDAMENTAL CHANGES IN ECONOMIC AND DEMOGRAPHIC TRENDS, BOTH AT HOME AND ABROAD. WITHIN THESE SECTORS, WE WILL CONTINUE TO FOCUS ON INDIVIDUAL COMPANIES THAT HAVE EXCEPTIONAL FUNDAMENTALS. EVEN THOUGH THE SHORT-TERM RISK MAY BE HIGHER WITH SOME OF THESE COMPANIES THAN WITH MORE MATURE BUSINESSES, THE LONG-TERM POTENTIAL IS PROPORTIONALLY HIGHER.

AS WE ENTER 1997, WE DO NOT INTEND TO CHANGE OUR STRIPES. WE INTEND TO STAY THE COURSE WHATEVER THE MARKET DOES AND FOCUS SQUARELY ON LONG-TERM RESULTS. BUT WE DO INTEND TO EXECUTE OUR STRATEGY OPPORTUNISTICALLY, BECAUSE WE EXPECT STOCK PRICES TO BE VOLATILE THIS YEAR. ONE REASON IS THE INCREDIBLE SPEED AT WHICH INFORMATION IS NOW DISSEMINATED AND, AS A RESULT, HOW RAPIDLY THE MARKETS REACT. THERE IS ALSO ENORMOUS PRESSURE ON INVESTMENT MANAGERS NOT TO GET CAUGHT IN A DOWNTURN. MANY MANAGERS ARE APPARENTLY TRYING TO KEEP ONE FOOT OUT THE DOOR, WHICH, THOUGH IT MAY BE GOOD NEWS TO CONTRARIANS, CAN FUEL VOLATILITY. THE FACT THAT WE ARE IN NEW TERRITORY ON THE INDEXES ALSO MAKES SOME INVESTORS NERVOUS. FOR BETTER OR WORSE, A 1,000-POINT MOVE IS NOT WHAT IT USED TO BE. SO WE WILL BE MORE SELECTIVE AND, WHENEVER POSSIBLE, USE VOLATILITY TO OBTAIN BETTER PRICES ON BOTH THE BUY AND SELL SIDE.

[LOGO]                                           /s/ SCOTT W. SCHOELZEL
                                                 -------------------
                                                 SCOTT W. SCHOELZEL
                                                 GROWTH PORTFOLIO MANAGER

 This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO
PORTFOLIO MANAGERS' COMMENTARY
For the year ended December 31, 1996
--------------------------------------------------------------------------------

                        COMPARISON OF CHANGE IN VALUE OF
                 $10,000 INVESTMENT IN THE WRL SERIES FUND, INC.
   SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO AND THE MERRILL LYNCH 1-10 YEAR
                              GOVERNMENT BOND INDEX

                                    [GRAPH 4]

IT WAS A TALE OF TWO MARKETS FOR DOMESTIC INTEREST RATES DURING 1996 WITH BOND YIELDS GENERALLY RISING IN THE FIRST HALF OF THE YEAR AND THEN FALLING FOR MOST OF THE LAST SIX MONTHS. INTEREST RATES PEAKED AROUND MID-YEAR BUT STILL ENDED THE YEAR AT LEVELS HIGHER THAN AT THE END OF 1995. THE YIELDS ON TREASURIES MATURING IN TWO THROUGH 30 YEARS INCREASED BY ABOUT 100 BASIS POINTS IN THE FIRST SIX MONTHS OF THE YEAR AND DECREASED BY APPROXIMATELY 25 BASIS POINTS IN THE SECOND HALF. THE TWO-YEAR AND FIVE-YEAR TREASURY NOTES CLOSED THE YEAR AT 5.87% AND 6.21%, RESPECTIVELY, WHILE THE BENCHMARK 30-YEAR TREASURY BOND YIELDED 6.64% AT 1996 YEAR END.

THE INTEREST RATE FLUCTUATIONS DURING 1996 WERE TRIGGERED AS THE MARKET ATTEMPTED TO ASSESS THE STRENGTH OF THE ECONOMY, DETERMINE THE EXTENT OF INFLATION CONCERNS (INCLUDING WAGE PRESSURES), AND PREDICT POTENTIAL FEDERAL RESERVE BOARD (FED) ACTION. SHARP PRICE DECLINES IN THE SPRING AND EARLY SUMMER WERE FOLLOWED BY A TRADING RANGE ENVIRONMENT THAT LASTED UNTIL THE FALL RALLY. THE RALLY FIZZLED IN DECEMBER, HOWEVER, ENABLING BOND PRICES TO ONLY PARTIALLY RECOVER THEIR PRINCIPAL LOSSES FOR THE YEAR. AFTER A 25-BASIS-POINT EASING IN LATE JANUARY, THE FED'S ONLY MOVE IN 1996, EXPECTATIONS OF A TIGHTENING MOVE DURING THE SUMMER MONTHS EVENTUALLY GAVE WAY TO A NEUTRAL OUTLOOK AS A SLOWDOWN IN THE ECONOMY BECAME APPARENT.

THE SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO'S INVESTMENT OBJECTIVE CALLS FOR AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL WHILE MAINTAINING A MAJORITY OF HOLDINGS IN U.S. GOVERNMENT SECURITIES. THIS CONSERVATIVE ORIENTATION LIMITS THE NUMBER OF OPTIONS AVAILABLE TO ENHANCE PERFORMANCE. IN ADDITION, THE VOLATILE INTEREST RATE ENVIRONMENT IN 1996 PRODUCED A DIFFICULT MARKET IN GENERAL FOR BOND PORTFOLIOS, ESPECIALLY COMPARED WITH THE EQUITY MARKET ADVANCE (AS WELL AS LAST YEAR'S VERY STRONG BOND MARKET RETURNS). STILL, THE PORTFOLIO ACHIEVED A RESPECTABLE LEVEL OF PERFORMANCE WITH A TOTAL RETURN OF 3.48% FOR THE YEAR ENDED DECEMBER 31, 1996, COMPARED TO A RETURN OF 3.93% FOR THE BENCHMARK MERRILL LYNCH 1-10 YEAR GOVERNMENT INDEX ("INDEX"). THE PORTFOLIO'S PERFORMANCE ALSO COMPARED FAVORABLY TO THE BOND MARKET IN GENERAL, WHERE INDEXES SUCH AS THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX RETURNED 2.90% FOR THE YEAR.

TRANSACTION ACTIVITY DURING THE YEAR MAINTAINED THE PORTFOLIO'S DURATION IN A RANGE GENERALLY BETWEEN 80% AND 105% OF THE INDEX. PARTICULARLY PLEASING WAS THE FACT THAT PERFORMANCE WAS ENHANCED BY KEEPING THE DURATION SLIGHTLY SHORTER THAN THE INDEX DURING THE RISING RATE ENVIRONMENT IN THE FIRST HALF OF THE YEAR. WE REMAINED SLIGHTLY DEFENSIVELY POSITIONED IN THE LATTER PART OF THE YEAR, WHICH CAUSED PERFORMANCE TO LAG IN THE SEPTEMBER THROUGH NOVEMBER RALLY. THE PORTFOLIO'S PERFORMANCE WAS ENHANCED THROUGHOUT THE YEAR BY INCREMENTAL YIELDS FROM ALLOCATIONS TO SPREAD PRODUCTS SUCH AS HIGH-QUALITY CORPORATE, SUPRANATIONAL, ASSET-BACKED, AND MORTGAGE-BACKED SECURITIES.

LOOKING TOWARD NEXT YEAR, WE EXPECT BONDS TO REMAIN IN A BROAD TRADING RANGE. GIVEN THIS MODESTLY BEARISH OUTLOOK, THE PORTFOLIO IS POSITIONED TO BENEFIT PRIMARILY FROM INTEREST INCOME RATHER THAN PRICE CHANGES. AT THE END OF THE YEAR, THE PORTFOLIO'S AVERAGE MATURITY OF SLIGHTLY MORE THAN FOUR YEARS RESTED AROUND THE MID-POINT OF ITS PERMISSIBLE RANGE, WHILE DURATION WAS APPROXIMATELY 96% OF THE INDEX. THE MATURITY STRUCTURE IS ALSO BIASED SOMEWHAT TOWARD A BARBELL (DUE PARTIALLY TO LIQUIDITY NEEDS), WHICH POSITIONS THE PORTFOLIO TO BENEFIT FROM A FLATTENING YIELD CURVE ENVIRONMENT. FINALLY, THE PORTFOLIO HAS SUFFICIENT FLEXIBILITY TO ADJUST QUICKLY TO CHANGES FROM OUR PRESENT INTEREST RATE OUTLOOK FOR 1997.

[LOGO]                         /s/ CLIFFORD A. SHEETS    /s/ JARRELL D. FREY
                               ----------------------    -------------------
                               CLIFFORD A. SHEETS        JARRELL D. FREY
                                   SHORT-TO-INTERMEDIATE GOVERNMENT
                                        CO-PORTFOLIO MANAGERS

This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
GLOBAL PORTFOLIO
PORTFOLIO MANAGERS' COMMENTARY
For the year ended December 31, 1996
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC.
   GLOBAL PORTFOLIO AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX

                                    [GRAPH 5]

THE U.S. MARKETS CLOSED OUT ANOTHER POSITIVE YEAR WITH A STRONG FOURTH QUARTER RALLY LED BY LARGER, MORE WELL-ESTABLISHED COMPANIES. AFTER JULY'S GENERAL MARKET SELL-OFF, THERE WAS A VISIBLE FLIGHT TO HIGHER QUALITY ISSUES WITH MORE PREDICTABLE EARNINGS STREAMS, DRIVING THE S&P 500 INDEX TO AN IMPRESSIVE GAIN. IN NOVEMBER, U.S. EQUITIES DREW SUPPORT FROM A STRONGER BOND MARKET, WHERE YIELD ON THE 30-YEAR U.S. TREASURY BOND FELL TO A NINE-MONTH LOW.

INTERNATIONAL MARKETS EXPERIENCED MIXED RESULTS FOR THE YEAR. ALTHOUGH MOST FOREIGN MARKETS FAILED TO KEEP PACE WITH THE U.S., MANY POSTED HEALTHY GAINS AND SOME SET A NUMBER OF INDIVIDUAL RECORDS DURING THE FOURTH QUARTER. ASIDE FROM ALAN GREENSPAN RATTLING INTERNATIONAL AND DOMESTIC MARKETS EARLY IN DECEMBER, MANY GLOBAL MARKETS ENJOYED A POSITIVE EQUITY ENVIRONMENT. EUROPE WAS PARTICULARLY SOUND AS STOCKS ENJOYED LOW INFLATION, FALLING INTEREST RATES, IMPROVING BOND MARKETS, AND A STRONG DOLLAR. A STRONG DOLLAR BENEFITS EXPORTERS, MAKING THEIR PRODUCTS MORE COMPETITIVE. WITHIN THIS ENVIRONMENT, THE GLOBAL PORTFOLIO GAINED 27.74% FOR THE YEAR ENDED DECEMBER 31, 1996. FOR THE SAME PERIOD, THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX GAINED 14.03% AND THE MORGAN STANLEY EAFE INDEX GAINED 11.63%.

OUR APPROACH TO PORTFOLIO MANAGEMENT REMAINS BASICALLY UNCHANGED, WE RELY ON INTENSIVE, FUNDAMENTAL RESEARCH. BY UNDERSTANDING THE UNDERLYING POTENTIAL OF OUR COMPANIES, WE FEEL THAT WE CAN ADD GREATER VALUE TO SECURITY SELECTION AND CAN MORE COMPLETELY AND ACCURATELY PREDICT EACH COMPANY'S GROWTH POTENTIAL. MACROECONOMIC ISSUES ARE A SECONDARY CONSIDERATION IN THE SECURITY SELECTION PROCESS, ALTHOUGH THEY ARE NOT IGNORED. AS SUCH, COUNTRY AND INDUSTRY ALLOCATIONS ARE A RESULT OF THE SECURITY SELECTION PROCESS AND ARE NOT DRIVEN BY A PREDETERMINED PERCENTAGE. THIS HAS BEEN THE CRUX OF OUR INVESTMENT PHILOSOPHY AND THE KEY TO THE GLOBAL PORTFOLIO'S RETURNS.

THE PORTFOLIO HAD A NUMBER OF STRONG PERFORMERS DURING THE PERIOD. LONG-TIME HOLDINGS LIKE ASSA-ABLOY AB, WM-DATA AB, AND RENTOKIL GROUP PLC ALL POSTED IMPRESSIVE GAINS. ASSA-ABLOY IS THE LARGEST LOCK PRODUCER IN EUROPE WITH AN INTERNATIONAL CUSTOMER BASE. THE COMPANY JUST ANNOUNCED SOLID EARNINGS FOR THE FIRST NINE MONTHS OF THE YEAR WITH GOOD POTENTIAL SALES GROWTH IN THE MONTHS AHEAD; REVENUES APPEAR STRONG AS THE COMPANY CONTINUES TO GAIN ADDITIONAL MARKET SHARE. WM-DATA FITS IN WITH OUR BELIEF IN COMPUTER OUTSOURCING, AND THE STOCK HAS PERFORMED REMARKABLY WELL. A DOMINANT PLAYER IN THE NORDIC REGION, THE COMPANY IS WELL-POSITIONED WITH ITS FULL RANGE OF COMPREHENSIVE SOLUTIONS IN THE INFORMATION TECHNOLOGY FIELD. RENTOKIL IS A UNITED KINGDOM BASED COMPANY WHICH HAS AN EXCELLENT MANAGEMENT TEAM. THE COMPANY OPERATES HIGH-MARGIN, RECURRING BUSINESSES, RANGING FROM PLANT AND PEST CONTROL TO HOSPITAL WASTE MANAGEMENT AND DISPOSAL.

THE PORTFOLIO ALSO ACHIEVED GOOD RETURNS FROM MORE RECENT ADDITIONS, INCLUDING FRESENIUS MEDICAL CARE AG AND BARCLAYS PLC. FRESENIUS IS A WORLDWIDE LEADER IN THE DIALYSIS EQUIPMENT BUSINESS, AND VIA ITS RECENT MERGER WITH GRACE'S NMC DIVISION, NOW CONTROLS 25% OF THE U.S. DIALYSIS MARKET. FRESENIUS IS WELL POSITIONED TO GAIN ADDITIONAL MARKET SHARE IN THE GLOBAL DIALYSIS BUSINESS. IN THE UNITED KINGDOM, BARCLAYS PLC HAS UNDERGONE MAJOR RESTRUCTURINGS WHICH HAVE DRAMATICALLY LOWERED ITS COST STRUCTURE. BARCLAYS HAS DEVELOPED A BETTER CLIENTELE MIX AND BZW, ITS ASSET MANAGEMENT DIVISION, CONTINUES TO GROW.

POSITIONS IN TWO HOLDINGS, EDS (ELECTRONIC DATA SYSTEMS CORPORATION) AND SAP AG-VORZUG WERE TRIMMED OR LIQUIDATED DURING THE FOURTH QUARTER. MISSED EARNINGS ESTIMATES SURPRISED ANALYSTS, AND EDS SOLD-OFF. WE TRIMMED THE POSITION ON GENERAL CONCERN ABOUT FUTURE EARNINGS. SAP ALSO DISAPPOINTED ANALYSTS WITH LOWER-THAN-EXPECTED SALES GROWTH EVEN THOUGH THE COMPANY POSTED A 33% INCREASE DURING THE PERIOD.

LOOKING AHEAD, FOREIGN MARKETS ARE BECOMING INCREASINGLY DIVERSE. THIS TREND IS LIKELY TO BECOME EVEN MORE PRONOUNCED AS COUNTRIES DEVELOP STRONGER, MORE COMPLEX ECONOMIES. FOREIGN MARKETS ARE ALSO LESS EFFICIENT, AND THEREFORE MORE CONGENIAL TO INDIVIDUAL STOCK SELECTION. SECURITY SELECTION IS THE KEY TO LONG-TERM PERFORMANCE AND REMAINS OUR FOCUS. BY UTILIZING OUR DEDICATED RESEARCH STAFF TO UNCOVER COMPANIES WITH STRONG EARNINGS GROWTH POTENTIAL AROUND THE WORLD, THE PORTFOLIO SHOULD CONTINUE TO BENEFIT FROM GLOBAL INVESTING.

[LOGO]                                      /s/ HELEN YOUNG HAYES
                                            ------------------------
                                            HELEN YOUNG HAYES
                                            GLOBAL PORTFOLIO MANAGER

This material must be preceded or accompanied by the Fund's current prospectus.
   Foreign securities involve special risks described in the prospectus that should be considered carefully before investing.

WRL SERIES FUND, INC.
EQUITY-INCOME PORTFOLIO
PORTFOLIO MANAGERS' COMMENTARY
For the year ended December 31, 1996
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC.
 EQUITY-INCOME PORTFOLIO, THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS AND
          LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX

                                    [GRAPH 6]

THE EQUITY-INCOME PORTFOLIO IS MANAGED USING A STRATEGIC TOTAL RETURN APPROACH WHICH EMPHASIZES CAPITAL APPRECIATION, INCOME GENERATION, AND PROTECTION AGAINST EXCESSIVE VOLATILITY. IN ORDER TO PROVIDE AN ATTRACTIVE RISK/REWARD PROFILE, THE PORTFOLIO INVESTS IN A BLEND OF COMMON STOCKS, CONVERTIBLE SECURITIES, GOVERNMENT AND CORPORATE BONDS, AND CASH. FOR THE YEAR ENDED DECEMBER 31, 1996, THE EQUITY-INCOME PORTFOLIO ACHIEVED A 15.00% TOTAL RETURN. AS WAS THE CASE IN 1995, COMMON STOCK INVESTMENTS GENERATED THE MAJORITY OF THE PORTFOLIO'S ADVANCE, WHILE THE FIXED-INCOME SECTOR PROVIDED SIGNIFICANT INCOME AND CUSHIONED THE VOLATILITY. THIS RELATIONSHIP BETWEEN STOCKS AND BONDS WAS REFLECTED IN FINANCIAL MARKET INDEXES, WHERE THE STANDARD & POOR'S 500 INDEX OF 500 COMMON STOCKS GAINED 22.96% WHILE THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX RETURNED 4.05% FOR THE YEAR.

DURING 1996, THE STOCK MARKET WAS DRIVEN HIGHER BY SOLID CORPORATE PROFIT GROWTH, MILD INFLATION, RECORD CASH FLOW INTO MUTUAL FUNDS, AND SIGNIFICANT CORPORATE SHARE REPURCHASE PROGRAMS. ANOTHER IMPORTANT ASPECT OF LAST YEAR'S CAPITAL MARKET ENVIRONMENT WAS STRONG MERGER AND ACQUISITION ACTIVITY. THE LONG-TERM STRATEGY OF MANY CORPORATIONS IS TO EFFICIENTLY EXPAND THEIR PRODUCT/SERVICE OFFERINGS IN AN EFFORT TO GENERATE INCREMENTAL REVENUES AND EARNINGS. IN SEVERAL INDUSTRIES, COMPANIES ARE FULFILLING THIS STRATEGIC INITIATIVE BY ACQUIRING BUSINESSES WITH COMPLEMENTARY PRODUCT LINES OR DISTRIBUTION CAPABILITIES. IN MANY CASES, THE ACQUISITION CRITERIA FOR CORPORATE ACQUIRERS IS CONSISTENT WITH THE CHARACTERISTICS WE LOOK FOR IN COMPANIES --FINANCIAL STRENGTH, SUPERIOR MARKET POSITIONS, SUSTAINABLE PROFITABILITY LEVELS, AND A FAVORABLE GROWTH OUTLOOK. THE ACQUISITIONS OF DURACELL BY GILLETTE AND OF LOCTITE BY THE GERMAN CONGLOMERATE HENKEL ARE TWO EXAMPLES OF HOW PORTFOLIO RETURNS WERE ENHANCED BY OWNERSHIP OF STRATEGIC ACQUISITION CANDIDATES.

STRONG STOCK SELECTION WITHIN SEVERAL SECTORS INCLUDING HEALTH CARE, FINANCE, CONSUMER PRODUCTS, AND ENERGY DROVE THE PORTFOLIO'S ADVANCE IN 1996. WE EXPECT ESTABLISHED, QUALITY COMPANIES TO CONTINUE TO BE STRONG PERFORMERS AS LONG AS INVESTORS REMAIN CAUTIOUS ABOUT THE SUSTAINABILITY OF THE ECONOMIC ADVANCE. INTEREST RATES ARE UNLIKELY TO SHIFT MEANINGFULLY OVER THE NEAR-TERM AS LIMITED INFLATIONARY PRESSURES ARE VISIBLE AT THIS TIME. BASED ON OUR OUTLOOK, WE WILL CONTINUE TO EMPHASIZE THE SHARES OF HIGH-QUALITY COMPANIES THAT ARE EXPECTED TO GENERATE STEADY EARNINGS, CASH FLOW, AND DIVIDEND GROWTH REGARDLESS OF ECONOMIC CONDITIONS. THE CURRENT ENVIRONMENT APPEARS TO BE WELL SUITED TO THE EQUITY-INCOME PORTFOLIO'S PHILOSOPHY AND STRATEGY.

[LOGO]                        /s/ LUTHER KING          /s/ SCOT C. HOLLMANN
                              ---------------          --------------------
                              LUTHER KING              SCOT C. HOLLMANN
                                 EQUITY-INCOME CO-PORTFOLIO MANAGERS

This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
EMERGING GROWTH PORTFOLIO
PORTFOLIO MANAGERS' COMMENTARY
For the year ended December 31, 1996
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC.
 EMERGING GROWTH PORTFOLIO AND THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS

                                    [GRAPH 7]

ON THE STRENGTH OF A TERRIFIC FIRST NINE MONTHS, AND DESPITE A VERY WEAK FOURTH QUARTER, THE EMERGING GROWTH PORTFOLIO GAINED 18.88% FOR THE YEAR ENDED DECEMBER 31, 1996. THIS PERFORMANCE COMPARES FAVORABLY TO THE RUSSELL 2000, WHICH GAINED 16.55% DURING THE YEAR, BUT LAGS THE NASDAQ COMPOSITE AND THE S & P MIDCAP INDEX WHICH ROSE 23.2% AND 19.22%, RESPECTIVELY.

THE PORTFOLIO, WITH ITS EMPHASIS ON SMALL-AND MID-CAPITALIZATION GROWTH STOCKS, WAS IDEALLY POSITIONED FOR THE FIRST THREE QUARTERS WHEN THE MARKET FOCUSED PRIMARILY ON GROWTH COMPANIES AS THE ECONOMY SLOWED. THE MARKET DID AN ABOUT FACE IN THE FOURTH QUARTER, HOWEVER, CONCENTRATING INSTEAD ON COMPANIES WITH TURNAROUND POTENTIAL BUT LITTLE CURRENT GROWTH, AND ON LARGER COMPANIES THAT TRADE MORE ACTIVELY. AT THE SAME TIME, STOCKS THAT DID SO WELL THE FIRST NINE MONTHS WERE LEFT TO CONSOLIDATE THEIR GAINS. WHILE THE BEST PERFORMING GROUP WAS ENERGY, AND HEALTH CARE WAS THE WORST, THE BEST AND WORST PERFORMING STOCKS CAME FROM MANY DIFFERENT SECTORS. IN OTHER WORDS, IT BECAME A STOCK PICKER'S MARKET RATHER THAN A SECTOR BETTING MARKET.

THE INVESTMENT STYLE EMPLOYED IN THE EMERGING GROWTH PORTFOLIO IS A BOTTOM UP APPROACH WHICH FOCUSES ON STOCK SELECTION RATHER THAN "MARKET TIMING" OR "SECTOR ROTATION". RISK IS CONTROLLED BY MAINTAINING A BROADLY DIVERSIFIED PORTFOLIO, AND NOT MAKING BIG BETS ON ANY ONE SECTOR OR STOCK. USUALLY THE PORTFOLIO REMAINS FULLY INVESTED. THE OBJECTIVE IS TO OUTPERFORM THE MARKET BY PICKING THE BEST STOCKS IN EACH SECTOR. THIS INVESTMENT STYLE IS DESIGNED TO DELIVER CONSISTENT RESULTS.

STOCKS ARE SELECTED BASED ON A COMPANY'S POTENTIAL TO DELIVER UPSIDE EARNINGS SURPRISES. TO FIND SUCH COMPANIES, WE LOOK FOR RISING EARNINGS ESTIMATES AND IMPROVING VALUATIONS. INVESTMENTS ARE MADE IN THE HIGHEST GROWTH COMPANIES IN EACH SECTOR THAT MEET OUR BUY CRITERIA. IN GENERAL, THESE WILL BE SMALLER COMPANIES WITH REVENUES LESS THAN $2 BILLION.

OUR BIGGEST GAINERS HELD DURING THE ENTIRE YEAR WERE: CLARIFY, INC. (SOFTWARE), DURA PHARMACEUTICALS, INC. (EMERGING PHARMACEUTICALS), USA DETERGENTS, INC. (PACKAGED GOODS), MINI MED, INC. (MEDICAL SPECIALTIES), AND CHESAPEAKE ENERGY CORPORATION (OIL AND GAS EXPLORATION).

WHILE WE CONTINUE TO REMAIN OPTIMISTIC ABOUT THE LONG-TERM PROSPECTS FOR SMALLER CAPITALIZATION GROWTH STOCKS, WE CANNOT IGNORE THE RECENT POOR RELATIVE PERFORMANCE OF THIS SECTOR OF THE MARKET. BUT WITH THEIR RELATIVE VALUATION LEVELS NOW VERY ATTRACTIVE COMPARED TO LARGER STOCKS, AND GIVEN THE POTENTIAL BENEFIT FROM ANY CUT IN THE CAPITAL GAINS TAX RATE, SMALL GROWTH STOCKS COULD WELL PLAY CATCH-UP WITH THE REST OF THE MARKET.

[LOGO]                                         /s/ GARY M. LEWIS
                                               -----------------
                                               GARY M. LEWIS
                                               EMERGING GROWTH PORTFOLIO MANAGER

This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO
PORTFOLIO MANAGERS' COMMENTARY
For the year ended December 31, 1996
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC. AGGRESSIVE GROWTH PORTFOLIO, THE VALUE LINE (ARITHMETIC) INDEX AND THE STANDARD
                       & POOR'S INDEX OF 500 COMMON STOCKS

                                    [GRAPH 8]

1996 PROVED TO BE AN INTERESTING AND TURBULENT TIME IN THE MARKET. IN JANUARY, THE AGGRESSIVE GROWTH PORTFOLIO WAS COMING OFF AN EXTRAORDINARY YEAR, HAVING SIGNIFICANTLY OUTPERFORMED ALL RELEVANT MAJOR MARKET INDEXES. DURING THE PAST TWELVE MONTHS, HOWEVER, IT HAS BEEN MUCH MORE DIFFICULT TO OUTPERFORM THE MARKET. ALTHOUGH THE PORTFOLIO POSTED A POSITIVE RETURN OF 10.45% FOR THE YEAR ENDED DECEMBER 31, 1996, IT LAGGED ITS BENCHMARK INDEX, THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS, WHICH RETURNED 22.96% FOR THE PERIOD. THE GOOD NEWS IS THAT WE FEEL THAT THE FACTORS WHICH HAVE CONTRIBUTED TO OUR RECENT PERFORMANCE ARE NOW BEHIND US, SETTING THE STAGE FOR A STRONG REBOUND NEXT YEAR.

IN A SENSE, THIS PAST YEAR HAS ALMOST BEEN A CYCLE. WE BEGAN WITH THE ASSUMPTION THAT THE ECONOMY WAS EXCEEDINGLY WEAK, WENT THROUGH A PERIOD FROM MID-MARCH TO LATE OCTOBER DURING WHICH THE POPULAR VIEW WAS THAT THE ECONOMY WAS TOO STRONG, AND THEN MOVED BACK IN THE DIRECTION TO CLOSE THE YEAR WHERE WE BEGAN.

THE ECONOMIC UNCERTAINTY WHICH EXISTED THROUGHOUT MOST OF THE YEAR RESULTED IN DEFENSIVE POSITIONING OF INVESTORS. AS A RESULT, THERE WAS A FLIGHT TO LARGER, MORE PREDICTABLE, BLUE-CHIP TYPE STOCKS. THE S&P 500, THEREFORE, ENJOYED A VERY STRONG YEAR, DRIVEN BY THE LARGER, STABLE COMPANIES IN THE INDEX. AT THE SAME TIME, THE AGGRESSIVE GROWTH PORTFOLIO, WITH ITS "ALL-CAP" (SMALL-, MEDIUM-, AND LARGE-CAPITALIZATION) PORTFOLIO MANAGEMENT STRATEGY, WAS RELATIVELY UNDERWEIGHTED IN THESE STRONG PERFORMING STOCKS. ADDITIONALLY, AS SMALL-AND MID-CAP STOCKS SIGNIFICANTLY LAGGED THE LARGER AVERAGES, THE PORTFOLIO'S EXPOSURE TO THESE TYPES OF STOCKS CAUSED IT TO UNDERPERFORM THE S&P 500, WHICH HAS RELATIVELY LITTLE EXPOSURE IN THESE AREAS.

WE FEEL SEVERAL "FEAR FACTORS" WHICH CONTRIBUTED TO THIS DEFENSIVE STRATEGY OF INVESTING HAVE FINALLY BEEN PUT TO REST. ONE OF THESE FACTORS WAS THE FEAR THE FEDERAL RESERVE WOULD DEEM IT NECESSARY TO RAISE INTEREST RATES. SCANT QUARTERLY INCREASES IN THE GDP, A DECLINE IN WEEKLY HOURS WORKED, AND, MOST IMPORTANTLY, LOW LEVELS OF INFLATION, ALL SUGGEST THE FEDERAL RESERVE WILL NOT FIND THE NEED TO TIGHTEN RATES. ANOTHER CONCERN WAS THAT THE DEMOCRATS WOULD REGAIN CONTROL OF THE POLITICAL AGENDA. THE REPUBLICANS, HOWEVER, MAINTAINED CONTROL OF THE HOUSE OF REPRESENTATIVES AND INCREASED THEIR CONTROL OF THE SENATE BY TWO SEATS. THESE RESULTS ESSENTIALLY FORCE A MODERATE AGENDA ON PRESIDENT CLINTON AND PROBABLY DOOM FOR A LONG TIME TO COME ANY RETURN TO LIBERAL ISSUES.

WE CONTINUE TO MAINTAIN THAT ECONOMIC GROWTH IS NOT OVERLY ROBUST. FACTORS WHICH SUPPORT OUR BELIEF INCLUDE A RECENT DROP IN THE PRICE OF GOLD, THE RISING DOLLAR, AND SLOWING CORPORATE PROFITS. WE CONTEND THAT THE STOCK MARKET CONTINUES TO BE UNDERVALUED RELATIVE TO THE BOND MARKET. FURTHERMORE, WE FEEL THAT GROWTH STOCKS ARE UNDERVALUED RELATIVE TO THE REST OF THE STOCK MARKET, HAVING RECOVERED MORE SLOWLY AND LESS IMPRESSIVELY THAN BLUE-CHIP STOCKS FROM THE SELLOFF IN JULY. AS A RESULT, MANY OF THESE GROWTH STOCKS CURRENTLY HELD IN THE PORTFOLIO HAVE LOW VALUATIONS RELATIVE TO THEIR EARNINGS GROWTH RATES.

IN CONCLUSION, THE ECONOMY AND THE STOCK MARKET ARE VERY FAVORABLE AT PRESENT. THERE IS NOTHING TO DISSUADE US FROM A POSITIVE FORECAST FOR BOTH THE MARKET AND THE AGGRESSIVE GROWTH PORTFOLIO IN 1997.

[LOGO]                                      /s/ DAVID D. ALGER
                                            ----------------------------
                                            DAVID D. ALGER PRESIDENT,
                                            FRED ALGER MANAGEMENT, INC.

This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
BALANCED PORTFOLIO
PORTFOLIO MANAGERS' COMMENTARY
For the year ended December 31, 1996
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC. BALANCED PORTFOLIO, THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS AND LEHMAN
             BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX

                                    [GRAPH 9]

THE BALANCED PORTFOLIO FINISHED THE YEAR ON A STRONG NOTE, GAINING 6.08% IN THE FOURTH QUARTER. FOR THE YEAR ENDED DECEMBER 31, 1996, THE PORTFOLIO PROVIDED A 10.72% TOTAL RATE OF RETURN. BY COMPARISON, THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS GAINED 22.96% AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX WAS UP 4.05% FOR THE SAME PERIOD. AT YEAR END, THE ASSET ALLOCATION AMONG EQUITIES, FIXED INCOME, AND INTEREST-BEARING CASH RESERVES WAS 63%, 34%, AND 3% RESPECTIVELY.

WITHIN THE FIXED-INCOME COMPONENT, DURATION STOOD AT 6.49 YEARS. THE ONLY HOLDINGS WITHIN THIS ASSET CLASS ARE U.S. TREASURIES MATURING BETWEEN APRIL OF 1999 AND FEBRUARY OF 2023. THIS SECTOR OF THE PORTFOLIO, WHICH CURRENTLY YIELDS 6.7%, PROVIDED FLAT RETURNS DURING THE YEAR DUE TO A WEAK BOND MARKET FROM MID-FEBRUARY THROUGH EARLY SEPTEMBER. A RALLY THEN COMMENCED, LASTING UNTIL EARLY DECEMBER. AT THAT TIME, YIELD ON THE 30-YEAR TREASURY BOND MOVED FROM 6.35% TO 6.64% BY THE MARKET CLOSE ON DECEMBER 31. WE ANTICIPATE BETTER TOTAL RETURNS FROM THE BOND SECTOR OF THE PORTFOLIO DURING THE COMING YEAR.

THE PERFORMANCE WITHIN THE EQUITY SECTOR OF THE PORTFOLIO PROVIDED THE POSITIVE FORCE BEHIND OUR RETURNS FOR THE YEAR. EMPLOYING A VALUE-ORIENTED STRATEGY, WE HAVE THE EQUITY PORTION DISTRIBUTED AMONG A NUMBER OF INDUSTRIES AND SUB-SECTORS. THE PORTFOLIO'S DIVERSIFIED HOLDINGS ATTEMPT TO INTERNALLY BALANCE STOCK EXPOSURE TO SECTORS THAT WILL BENEFIT IF THE BROADER MARKET CONTINUES TO ADVANCE, WHILE PROVIDING DEFENSIVE CHARACTERISTICS IF AND WHEN THE EQUITY MARKET SHOULD WEAKEN. THE DEFENSIVE POSTURE IS PROVIDED BY DELIBERATELY INCLUDING EQUITY GROUPS LIKE FINANCIALS, UTILITIES, AND REITS, THAT ARE INTEREST-RATE SENSITIVE. THESE TYPES OF EQUITIES COULD DELIVER POSITIVE RELATIVE PERFORMANCE IF THE ECONOMY SHOULD CONTINUE ITS MODEST GROWTH OR EVEN SLOW IN 1997. WE ANTICIPATE THAT INTEREST RATES WILL MOVE SOMEWHAT LOWER OVER THE COURSE OF THE YEAR, PROVIDING AN UPPER-PRICE BIAS TO THE ABOVE MENTIONED GROUPS.

AS PART OF THE ONGOING EFFORT TO PROVIDE A CAUTIOUS BALANCED APPROACH TO STOCK AND BOND INVESTING, THE CURRENT YIELD ON THE PORTFOLIO WAS 4.2% AS OF THE END OF DECEMBER. THIS RELATIVELY HIGH LEVEL OF CASH FLOW FROM INTEREST AND DIVIDENDS NOT ONLY PROVIDES REINVESTABLE CASH FOR FURTHER PURCHASE, BUT ALSO SERVES AS A DEFENSIVE TOOL TO LIMIT DOWN SIDE VOLATILITY.

AS 1997 UNFOLDS, WE EXPECT TO SEE THE CONTINUATION OF HIGH INFLOWS OF INVESTABLE DOLLARS INTO EQUITY MUTUAL FUNDS. THIS POWERFUL FORCE WILL BE AUGMENTED BY A FAVORABLE FEDERAL RESERVE THAT, WE BELIEVE, WILL EITHER HOLD SHORT-TERM INTEREST RATES STEADY OR MODESTLY REDUCE THEM DEPENDING ON THE PACE OF THE ECONOMY AND THE INFLATION OUTLOOK.

WE WOULD, HOWEVER, HIGHLIGHT TWO IMPORTANT RISK ELEMENTS THAT COULD AFFECT BOTH THE EQUITY AND BOND MARKETS AT THIS TIME. FIRST, A SLOW GROWING ECONOMY WITHIN WHICH CORPORATE MANAGERS COULD FIND IT EVEN MORE CHALLENGING TO MAINTAIN THE GROWTH RATE OF THEIR EARNINGS PER SHARE. SECOND, IF THE ECONOMY DOES SLOW ENOUGH DURING THE NEXT TWO QUARTERS, DECLINING INTEREST RATES MAY NOT PROVIDE ENOUGH FORCE TO EXPAND PRICE/EARNINGS RATIOS TO OFFSET STAGNANT OR FALLING EARNINGS. ALTHOUGH WE ARE OPTIMISTIC REGARDING PROSPECTIVE 1997 RESULTS IN GENERAL, WE BELIEVE OUR BALANCED, VALUE-ORIENTED APPROACH MAY PROVE TO BE MORE REWARDING. INDEED, A SOMEWHAT DEFENSIVE STYLE MAY BE MORE APPROPRIATE THAN IT HAS BEEN FOR THE LAST TWO YEARS.

[LOGO]                                           /s/ MICHAEL VAN METER
                                                 ---------------------
                                                 MICHAEL VAN METER
                                                 BALANCED PORTFOLIO MANAGER

This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
UTILITY PORTFOLIO
PORTFOLIO MANAGERS' COMMENTARY
For the year ended December 31, 1996
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC.
  UTILITY PORTFOLIO, THE DOW JONES UTILITIES AVERAGE INDEX AND THE STANDARD &
                       POOR'S INDEX OF 500 COMMON STOCKS

                                   [GRAPH 10]

1996 WAS AN EXCITING YEAR FOR THE UTILITY INDUSTRY, COMPLETE WITH MERGERS AND ACQUISITIONS, SPIN-OFFS, AND LANDMARK LEGISLATION. OUR OBSERVATION IS THAT EFFORTS TO BRING COMPETITION TO THE UTILITY INDUSTRY ARE PROGRESSING VERY SLOWLY, ALLOWING THE COMPANIES TIME TO IMPROVE THEIR BALANCE SHEETS AND COST STRUCTURES, TO WORK WITH THEIR COMMISSIONS AND LEGISLATURES, AND INCREASINGLY TO FIND SYNERGISTIC MERGER PARTNERS. CLEARLY, MANY UTILITY MANAGEMENTS ARE POSITIONING THEIR COMPANIES TO THRIVE IN THE MORE COMPETITIVE ENVIRONMENT OF THE FUTURE.

FOR THE YEAR ENDED DECEMBER 31, 1996, THE UTILITY PORTFOLIO POSTED A TOTAL RETURN OF 11.64%, FAR SURPASSING THE 3.08% RETURN FOR THE S&P UTILITY INDEX. IT SHOULD BE NOTED THAT STANDARD & POOR'S REMOVED TELEPHONE UTILITIES FROM ITS UTILITY INDEX AND PLACED THEM IN A SEPARATE S&P COMMUNICATIONS INDEX ON JULY 10, 1996. IN THE FUTURE, WE PLAN TO COMPARE THE PORTFOLIO'S PERFORMANCE WITH BOTH THE S&P UTILITY INDEX, REPRESENTING ELECTRIC AND NATURAL GAS SECTORS, AND THE S&P COMMUNICATIONS INDEX.

THE PORTFOLIO'S PERFORMANCE WAS BOLSTERED BY AN 11% ALLOCATION TO NATURAL GAS, A SECTOR WHICH ENJOYED A NEARLY 33% TOTAL RETURN IN 1996. THIS PERFORMANCE DWARFED THAT OF THE S&P ELECTRICS, DOWN 0.33% FOR THE YEAR AND THE S&P TELEPHONES, WHICH WERE UP ONLY 1.01%. WHILE NATURAL GAS STOCKS BENEFITED FROM STRONG GAS PRICES AND MERGER SPECULATION, THE INTEREST-SENSITIVE ELECTRICS WERE HELD BACK BY A POORLY PERFORMING BOND MARKET. TELEPHONES SUFFERED FROM A COMBINATION OF RISING INTEREST RATES, ENTERING THE YEAR IN AN OVERBOUGHT POSITION AND INVESTOR CONCERNS REGARDING TELECOM DEREGULATION.

AN 8% ALLOCATION TO INTERNATIONAL UTILITIES ALSO CONTRIBUTED NICELY TO THE PORTFOLIO'S RETURN, AS INTERNATIONAL UTILITIES SIGNIFICANTLY OUTPERFORMED DOMESTIC UTILITIES IN 1996. FINALLY, THE PORTFOLIO HOLDS 23% IN NON-UTILITY COMMON STOCKS AND CONVERTIBLE SECURITIES WHICH DIVERSIFY AWAY SOME OF THE INTEREST RATE RISK INHERENT IN UTILITIES AND WHICH HAVE CONTRIBUTED SIGNIFICANTLY TO THE DEFENSIVE CHARACTERISTICS OF THE PORTFOLIO.

WE EXPECT TO SEE MORE ELECTRIC UTILITY COMPANY MERGERS IN 1997 AND A CONTINUATION OF THE CONVERGENCE THEME. THE FEDERAL ENERGY REGULATORY COMMISSION HAS RECENTLY ISSUED GUIDELINES WHICH SHOULD QUICKEN THE PACE OF COMPLETING PROPOSED ELECTRIC UTILITY MERGERS. THIS IS WELCOME NEWS. THE PREMIUMS BEING PAID AND THE SYNERGISTIC SAVINGS RESULTING FROM THESE COMBINATIONS SHOULD BENEFIT THE STOCKS. ADDITIONALLY, WE SHOULD SEE FURTHER COMPETITIVE RULINGS FROM STATE UTILITY COMMISSIONS AND LEGISLATURES, REDUCING UNCERTAINTY IN THE GROUP. ON THE TELEPHONE FRONT, RECENT DEREGULATION GUIDELINES PROPOSED BY THE FEDERAL COMMUNICATIONS COMMISSION EXHIBIT A SLOW AND LESS HARSH APPROACH TO THE PROCESS, RESULTING IN POSITIVE PERFORMANCES BY THESE STOCKS. LASTLY, UTILITIES RETAIN THEIR DEFENSIVE INVESTMENT QUALITIES AS THE GENERAL STOCK MARKET BECOMES INCREASINGLY VOLATILE.

WITHIN THIS ENVIRONMENT, WE WILL CONTINUE TO BUILD THE PORTFOLIO AROUND HIGH-QUALITY DOMESTIC UTILITIES WITH SUPERIOR DIVIDENDS, DEFENSIVE NON-UTILITY HOLDINGS, AND DIVERSIFIED INTERNATIONAL UTILITY HOLDINGS. WE WILL STRIVE TO MAINTAIN THE DEFENSIVE QUALITIES OF THE UTILITY PORTFOLIO WHILE OFFERING A COMPETITIVE RETURN.

[LOGO]                      /s/ LINDA A. DUESSEL    /s/ CHRISTOPHER H. WILES
                            --------------------    ------------------------
                            LINDA A. DUESSEL        CHRISTOPHER H. WILES
                                   UTILITY CO-PORTFOLIO MANAGERS

This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
TACTICAL ASSET ALLOCATION PORTFOLIO
PORTFOLIO MANAGERS' COMMENTARY
For the year ended December 31, 1996
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC.
 TACTICAL ASSET ALLOCATION PORTFOLIO, THE STANDARD & POOR'S INDEX OF 500 COMMON
  STOCKS AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX

                                   [GRAPH 11]

1996 WAS A TERRIFIC YEAR FOR THE STOCK MARKET AND FOR THE TACTICAL ASSET ALLOCATION PORTFOLIO.

WHILE THERE IS AN OLD ADAGE THAT SAYS "THE THIRD TIME IS THE CHARM," IN TERMS OF THE STOCK MARKET, IT'S HARD TO IMAGINE 1997 BEING ANY MORE CHARMING THAN THE PAST TWO YEARS. IN FACT 1995 AND 1996 PROVIDED EQUITY INVESTORS WITH THE STRONGEST TWO-YEAR PERIOD IN NEARLY 40 YEARS. FOR THE FULL YEAR, THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS RETURNED 22.96%, WHILE BONDS, AS MEASURED BY THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX, GAINED 4.05%. THE TACTICAL ASSET ALLOCATION PORTFOLIO ADVANCED A SOLID 14.42% FOR THE YEAR ENDED DECEMBER 31, 1996. THE RESULTS ARE VERY MUCH IN KEEPING WITH OUR STATED OBJECTIVE OF COMPETITIVE INVESTMENT RETURNS, WHILE PROVIDING DOWNSIDE RISK PROTECTION AND PRESERVATION OF CAPITAL.

AS OF THE END OF 1996, AND FOR THE GREATER PART OF THE YEAR, THE PORTFOLIO MAINTAINED EQUITY EXPOSURE AT AROUND 55% OF TOTAL NET ASSETS. THE FIXED-INCOME PORTION OF THE PORTFOLIO, REPRESENTED BY A CONSERVATIVE "COVER THE DOWNSIDE" PROFILE, WAS SPLIT BETWEEN SHORT-TERM (LESS THAN 3-1/2 YEAR AVERAGE MATURITY) U.S. GOVERNMENT, AGENCY, AND HIGH-QUALITY CORPORATE FIXED-INCOME SECURITIES (24% OF THE PORTFOLIO), AND A LADDERING OF 30 TO 90 DAY COMMERCIAL PAPER (21% OF THE PORTFOLIO).

THE FACT THAT 45% OF THE PORTFOLIO'S ASSETS HAVE BEEN POSITIONED TO PROVIDE STABILITY AND CONSISTENCY, AS STATED IN THE PROSPECTUS, MAY BRING INTO QUESTION OUR ABILITY TO CHALK UP COMPETITIVE RESULTS. WHAT HAS ALLOWED US TO SHOW INVESTMENT RETURNS COMPARABLE TO OTHER PORTFOLIOS INVESTED MORE AGGRESSIVELY IN STOCKS HAS BEEN OUR SUPERIOR INDUSTRY AND SECURITY SELECTION.

WHILE WE MAINTAINED OUR DISCIPLINE OF NOT EXCEEDING 10% IN ANY ONE INDUSTRY, SO NO ONE "INDUSTRY BET" CAN DISTORT PERFORMANCE, THE PORTFOLIO HAD EXPOSURE TO NUMEROUS INDUSTRIES THAT OUTPERFORMED THE S&P 500. WE ESTIMATE THAT OUR AGGREGATE EQUITY HOLDINGS OUTPERFORMED THE S&P 500 BY APPROXIMATELY 5%.

AS WE LOOK TO 1997, WE DO NOT BELIEVE INVESTORS CAN CONTINUE TO ENJOY THE "RISING TIDE" FOR ALL EQUITY HOLDINGS. THE CURRENT VALUATIONS FOR THE OVERALL STOCK MARKET LOOK RELATIVELY POOR TO US --THE DIVIDEND YIELD ON THE S&P 500 IS THE LOWEST IN HISTORY AND THE PRICE-TO-BOOK VALUE RATIO IS AT AN ALL TIME HIGH. LIKEWISE, TECHNICAL DIVERGENCE IN THE MARKET AS PORTRAYED BY THE NARROWING OF LEADERSHIP AMONG INDIVIDUAL STOCKHOLDINGS PROVIDES SOME EVIDENCE OF A VULNERABLE MARKETPLACE. THIS, HOWEVER, DOES NOT HAVE TO SPELL DISASTER. INDEED, 1996 DISPLAYED A NUMBER OF THESE SAME CHARACTERISTICS, YET WITH THE HELP OF STRONG CORPORATE EARNINGS, A RELATIVELY LOW INTEREST RATE ENVIRONMENT, AND BENIGN INFLATION, THE MARKET SUSTAINED ITS ADVANCE.

FURTHER CONTINUATION OF THESE FAVORABLE MACRO TRENDS COULD ALLOW 1997 TO SHRUG OFF A NUMBER OF THE NEGATIVES, JUST AS 1996 DID. BUT AS PRUDENT INVESTORS, WE WILL NOT IGNORE THE CAUTION SIGNALS PRESENT AND WE WILL KEEP ONE EYE ON THE EXIT DOOR (AS IS REFLECTED BY OUR ASSET ALLOCATION). AT THE SAME TIME, IN AN EFFORT TO BUILD ON OUR SUCCESSES OF 1996, OUR EQUITY RESEARCH TEAM WILL WORK AGGRESSIVELY TO UNCOVER VALUE-ADDED OPPORTUNITIES. ONE RECENT EXAMPLE LIES IN OUR DECISION LATE IN THE FOURTH QUARTER TO INITIATE NEW HOLDINGS IN THE MULTIMEDIA/CABLE INDUSTRY, CLEARLY AN OUT-OF-FAVOR, LOW VALUATION SITUATION.

WE ASSURE YOU THAT AS 1997 DEVELOPS, CONSISTENCY AND COMPETITIVENESS WILL REMAIN AT THE HEART OF OUR DECISION MAKING.

[LOGO]                       /s/ ARVIND SACHDEVA          /s/ JOHN C. RIAZZI
                             -------------------          ------------------
                             ARVIND SACHDEVA              JOHN C. RIAZZI
                           TACTICAL ASSET ALLOCATION CO-PORTFOLIO MANAGERS

This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
C.A.S.E. GROWTH PORTFOLIO
PORTFOLIO MANAGERS' COMMENTARY
For the year ended December 31, 1996
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC.
              C.A.S.E. GROWTH PORTFOLIO AND THE WILSHIRE 5000 INDEX

                                   [GRAPH 12]

THE C.A.S.E. GROWTH PORTFOLIO WAS FUNDED MAY 1, 1995, WITH THE INVESTMENT OBJECTIVE OF CAPITAL GROWTH THROUGH INVESTMENTS IN COMMON STOCKS OF SMALL TO MEDIUM-SIZED COMPANIES. THE C.A.S.E. GROWTH PORTFOLIO FOR THIS PAST YEAR ENDED DECEMBER 31, 1996, RETURNED 17.50%. THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS GAINED 22.96% FOR THE SAME PERIOD.

GENERALLY, OUR STRATEGY IS TO INVEST IN STOCKS OF COMPANIES WITH WELL-ABOVE-AVERAGE MANAGEMENT, SOLID BALANCE SHEETS, BELOW MARKET PRICE TO EARNINGS RATIOS (ON BOTH A LEADING AND LAGGING BASIS), ABOVE MARKET INSIDER AND INSTITUTIONAL BUYING, AND EARNINGS ESTIMATES THAT ARE BEING REVISED UPWARDS. WHILE GENERALLY EMPLOYING A BUY-AND-HOLD POSTURE UNTIL FUNDAMENTALS DICTATE A CHANGE, THE PORTFOLIO MAY USE SHORT-TERM STRATEGIES TO TAKE ADVANTAGE OF CHANGING MARKET CONDITIONS.

THE PAST YEAR PROVED TO BE VERY DIFFICULT FOR FUNDS THAT CONCENTRATE THEIR HOLDINGS ON MID-AND SMALL-CAPITALIZED ISSUES. MOST INVESTORS COMPARED THE PERFORMANCE OF THESE FUNDS TO THE NASDAQ COMPOSITE THAT RECORDED A TREMENDOUS YEAR--UP 23.2%--BUT WAS DOMINATED BY A FEW NAMES. FOR EXAMPLE, IT IS ESTIMATED THAT IF INTEL AND MICROSOFT (TWO VERY LARGE CAPITALIZED COMPANIES) WERE NOT INCLUDED, THE NASDAQ COMPOSITE GAINED ONLY ABOUT HALF OF ITS 22.7%. WHILE THE C.A.S.E. GROWTH PORTFOLIO MAY HAVE LAGGED THE NASDAQ COMPOSITE LAST YEAR, ITS PERFORMANCE WAS VERY STRONG COMPARED TO LIPPER'S EQUITY INDEX OF ALL SMALL COMPANY GROWTH FUNDS' GAIN OF 14.5%, AND THE RUSSELL 2000'S GAIN OF 16.55%.

OUR PHILOSOPHY OF INVESTING IN COMPANIES WITH ABOVE-AVERAGE EARNINGS' CHARACTERISTICS AND BELOW-MARKET RISK PARAMETERS BALANCED BY PROPER DIVERSIFICATION IS PRODUCING ABOVE AVERAGE GAINS FOR OUR PARTICIPANTS. WE ARE CONFIDENT IN OUR APPROACH AND WITH UNDERLYING MARKET FUNDAMENTALS--A GROWING ECONOMY, CONTROLLED INFLATION, FLAT INTEREST RATES, AND HEALTHY CORPORATE PROFITS--STILL IN PLACE, WE CAN LOOK FORWARD TO ANOTHER GOOD YEAR.

THE STOCK MARKET CONTINUES TO BE DOMINATED BY EARNINGS AS IT REACHES NEW HIGHS. IN FACT, OF THE TWO DOZEN FUNDAMENTAL METHODOLOGIES USED PROFESSIONALLY TO EVALUATE INVESTMENTS, THE FIVE LEADING FACTORS GOVERNING PRICE MOVEMENT ARE ALL EARNINGS RELATED--CHANGE IN ANALYSTS' PROJECTIONS, QUARTERLY EARNINGS GROWTH RATE, EARNINGS SURPRISE FACTORS, THE CURRENT YEAR'S EARNINGS PROJECTION, AND HISTORICAL 5-YEAR GROWTH RATES. IN "EARNINGS" TERMS, THE MARKET APPEARS REASONABLY PRICED AT 19 TIMES TRAILING 12 MONTHS EARNINGS. IN THE PAST, MARKET TOPS HAVE OCCURRED AT LEVELS SLIGHTLY ABOVE THE CURRENT MULTIPLE OF 19.

STOCKS WHICH EXHIBIT FUNDAMENTALS OF EXCEPTIONAL STRENGTH WILL ORDINARILY DO BETTER THAN THE MARKET IN GOOD AS WELL AS BAD TIMES. THE BROAD REACH AND ECONOMIC SCOPE OF OUR STUDY DISCIPLINES LEND THEMSELVES TO INVESTING IN SELECTIVE ECONOMIC PERIODS, WHEN VOLATILITY AND UNCERTAINTY ARE PRESENT. THEREFORE, OUR APPROACH SEEMS WELL SUITED TO THE PERIOD AHEAD.

[LOGO]                                      /s/ WILLIAM E. LANGE
                                            --------------------
                                            WILLIAM E. LANGE
                                            C.A.S.E. GROWTH PORTFOLIO MANAGER

This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
PORTFOLIO MANAGERS' COMMENTARY
For the period ended December 31, 1996
--------------------------------------------------------------------------------

COMPARISON FINANCIAL TIMES WORLD INDEX AND THE LEHMAN HUTTON AGGREGATE BOND
INDEX

                                   [GRAPH 13]

THE MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO, WITH ITS INVESTMENT OBJECTIVE OF CAPITAL GROWTH, FOLLOWS AN ASSET ALLOCATION AND SECTOR ROTATION STRATEGY WHICH SHIFTS BETWEEN A WIDE RANGE OF ASSET CLASSES, AND WITHIN THEM, SECTORS. THE PORTFOLIO INCREASED 6.08% FROM ITS INCEPTION MAY 1, 1996 THROUGH DECEMBER 31, 1996. THE PORTFOLIO'S BENCHMARK, WHICH CONSISTS OF A 60% WEIGHTING IN THE FINANCIAL TIMES WORLD INDEX AND A 40% WEIGHTING IN THE LEHMAN HUTTON AGGREGATE BOND INDEX, WAS UP 6.08% FOR THE SAME PERIOD. INDIVIDUALLY, THE FINANCIAL TIMES WORLD INDEX INCREASED 4.73%, WHILE THE LEHMAN HUTTON AGGREGATE BOND INDEX WAS UP 8.11%.

THE U.S. EQUITY MARKET POSTED A SECOND STRAIGHT YEAR OF RECORD GAINS. THE YEAR, HOWEVER, WAS MARKED BY INCREASED VOLATILITY AND DIVERGENT SECTOR PERFORMANCE. THE MARKET CONTINUED TO FAVOR LARGE CAPITALIZATION STOCKS, AS REPRESENTED BY THE DOW JONES INDUSTRIAL AVERAGE AND THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS. THIS WAS MAINLY DUE TO A ROBUST ECONOMIC BACKGROUND AND A LOW INFLATION ENVIRONMENT. SMALL STOCKS, MEANWHILE, CONSIDERABLY LAGGED THE BROADER MARKET AVERAGES. AS ECONOMIC GROWTH SLOWS IN THE UPCOMING YEAR, EARNINGS GROWTH WILL BECOME A MORE HIGHLY PRIZED COMMODITY. THIS SHOULD INCREASE THE OPPORTUNITIES AVAILABLE FOR A SECTOR ROTATION STRATEGIST WITH AN EMPHASIS ON STOCK SELECTION.

DURING THE FOURTH QUARTER, WE INCREASED OUR EXPOSURE TO THE CONSUMER STAPLES SECTOR, INCLUDING POSITIONS IN THE HEALTH CARE DELIVERY AND FOOD INDUSTRIES. THESE WERE UNDER CONSIDERABLE PRESSURE DURING MOST OF 1996 AND VALUATIONS NOW APPEAR TO BE EXCEPTIONAL. THESE INDUSTRIES SHOULD BENEFIT FROM ENCOURAGING DEMOGRAPHICS, IMPROVING FUNDAMENTALS, AND FASTER GROWTH IN THE UPCOMING YEAR.

OUR QUANTITATIVE RESEARCH INDICATES THAT WHILE THE U.S. EQUITY MARKET, AS A WHOLE, IS FAIRLY VALUED, THERE ARE NUMEROUS OPPORTUNITIES IN MARKETS OUTSIDE OUR BORDERS. INTERNATIONAL EQUITY MARKETS IN OUR OPINION REPRESENT THE BEST GLOBAL OPPORTUNITY. WHILE SEVERAL INTERNATIONAL MARKETS LOOK ATTRACTIVE, OUR ANALYSIS INDICATES THAT EUROPEAN EQUITIES ARE THE MOST UNDER-PRICED RELATIVE TO THEIR FAIR VALUE. THE PORTFOLIO HAS EQUITY EXPOSURE IN GERMANY, DENMARK, AND ITALY. WHILE THESE MARKETS HAVE ASSISTED IN THE PORTFOLIO'S PERFORMANCE OVER THE PAST YEAR, THEY STILL REPRESENT EXCELLENT OPPORTUNITIES.

THE U.S. DOLLAR REMAINS A CONCERN WITH REGARD TO JAPANESE EQUITIES. THE DOLLAR CURRENTLY TRADES AT NEARLY 115 YEN, WHICH REPRESENTS A THREE-YEAR HIGH. FEARS AND CONCERNS HAVE PUT PRESSURE ON THE JAPANESE EQUITY MARKETS OVER THE PAST YEAR. AND THOUGH THE PORTFOLIO REMAINS UNDER-WEIGHTED IN JAPAN, OUR ANALYSIS SHOWS THAT JAPANESE EQUITIES ARE TRADING BELOW OUR VALUATIONS. AS SUCH, WE WILL CONTINUE TO MONITOR THIS MARKET AND TAKE ADVANTAGE OF ANY MISPRICINGS.

OUR FIXED-INCOME STRATEGY INCLUDES HIGH QUALITY ISSUES, AND IS MAINLY USED AS A DEFENSIVE POSITION. CURRENTLY, OUR EMPHASIS IS ON HIGH-QUALITY BONDS WITH A RELATIVELY SHORT OVERALL MATURITY. WE HAVE SUPPLEMENTED THIS EXPOSURE WITH A SIZABLE POSITION IN THE REAL ESTATE MARKET. REAL ESTATE, REPRESENTED BY REAL ESTATE INVESTMENT TRUSTS (REITS) HAS PERFORMED WELL THIS YEAR. IT WAS, IN FACT, THE SECOND BEST PERFORMING ASSET CLASS IN 1996. WE CONTINUE TO FEEL THIS IS A GOOD INVESTMENT THAT WILL ADD TO THE PORTFOLIO'S STABILITY.

FOR THE PAST TWO YEARS THE U.S. EQUITY MARKET HAS BEEN THE BEST PERFORMING ASSET CLASS. WE REMAIN CAUTIOUS ON OUR OUTLOOK FOR THE MARKET, HOWEVER, AS DOMESTIC STOCKS ARE TRADING NEAR THEIR FAIR VALUE. ASSET ALLOCATION, WE THINK, WILL BE THE MOST CRUCIAL ASPECT AFFECTING THE MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO'S RETURNS IN THE UPCOMING YEAR. OUR STRATEGY IN 1997 WILL BE TO ENHANCE VALUE BY INCREASING DIVERSIFICATION GLOBALLY AND INVESTING IN ASSET CLASSES THAT REMAIN BARGAIN-PRICED.

                                        /s/ Bryan M. Ritz
                                            --------------
                  [LOGO]                    BRYAN M. RITZ
         (1) A registered service           MERIDIAN/INVESCO GLOBAL SECTOR
             mark of INVESCO PLC            PORTFOLIO MANAGER

This material must be preceded or accompanied by the Fund's current prospectus.
   Foreign securities involve special risks described in the prospectus that should be considered carefully before investing.

WRL SERIES FUND, INC.
VALUE EQUITY PORTFOLIO
PORTFOLIO MANAGERS' COMMENTARY
For the period ended December 31, 1996
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC.
  VALUE EQUITY PORTFOLIO AND THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS

                                   [GRAPH 14]

THE VALUE EQUITY PORTFOLIO COMMENCED OPERATIONS ON MAY 1, 1996. THE PORTFOLIO'S INVESTMENT OBJECTIVE IS TO ACHIEVE MAXIMUM, CONSISTENT TOTAL RETURN WITH MINIMUM RISK TO PRINCIPAL BY INVESTING PRIMARILY IN COMMON STOCKS WITH ABOVE-AVERAGE STATISTICAL VALUE WHICH, IN THE SUB-ADVISER'S OPINION, ARE IN FUNDAMENTALLY ATTRACTIVE INDUSTRIES AND ARE UNDERVALUED AT THE TIME OF PURCHASE. THE PORTFOLIO PERFORMED WELL FROM ITS INCEPTION THROUGH DECEMBER 31, 1996 RETURNING 13.19% VERSUS THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS WHICH GAINED 15.00% DURING THE SAME PERIOD. AIDING PERFORMANCE HAS BEEN A SOMEWHAT ABOVE-NORMAL CASH POSITION WHICH CUSHIONED THE PORTFOLIO DURING THE STOCK MARKET SELL-OFFS IN JULY AND DECEMBER.

THE CORNERSTONE OF OUR INVESTMENT PROCESS IS A DISCIPLINED APPROACH TO VALUE RECOGNITION WITHIN INDUSTRIES REPRESENTING LONG-TERM MARKET LEADERSHIP. WE BELIEVE THAT INVESTMENT OPPORTUNITY IS CREATED BY CHANGES IN THE ECONOMIC, MONETARY, POLITICAL, AND SOCIAL ENVIRONMENT. WE SEEK TO RECOGNIZE CHANGES EARLY IN ASSET CATEGORIES, MARKET SECTORS, INDUSTRIES AND COMPANIES--BEFORE THESE CHANGES ARE REFLECTED IN SECURITIES' PRICES. STOCK SELECTION EMPHASIZES MEDIUM-TO LARGE-CAPITALIZATION COMPANIES REPRESENTING ABOVE-AVERAGE STATISTICAL VALUE. INVESTMENTS ARE CONCENTRATED IN THOSE FUNDAMENTALLY ATTRACTIVE INDUSTRIES IDENTIFIED AS THE BENEFICIARIES OF LONG-TERM INVESTMENT TRENDS. OUR VALUE EQUITY DISCIPLINE SERVES AS A COMPLEMENTARY, RISK-AVERSE STYLE TO OTHER MORE AGGRESSIVE GROWTH MANAGERS.

FEDERAL RESERVE CHAIRMAN GREENSPAN'S RECENT REMARKS ABOUT FINANCIAL MARKET "IRRATIONAL EXUBERANCE" CAUSED A WORLDWIDE CORRECTION IN STOCK PRICES. WHILE THERE MAY WELL HAVE BEEN SIGNS OF EXUBERANCE AND EXCESSIVE SPECULATION FROM TIME TO TIME, WE WOULD NOT CHARACTERIZE THIS BULL MARKET AS IRRATIONAL. IT IS CORRECT THAT INDIVIDUAL CONTRIBUTIONS TO EQUITY MUTUAL FUNDS HAVE BEEN A SIGNIFICANT FACTOR IN THE STOCK MARKET'S CLIMB, BUT THERE ARE OTHER FACTORS AS WELL. LOW INFLATION HAS BEEN A MAJOR POSITIVE FORCE. LOW INFLATION KEEPS PRICES AND WAGES UNDER CONTROL AND MODERATES THE DEMAND FOR CREDIT, ALLOWING NOMINAL INTEREST RATES TO REMAIN LOW AND PRICE/EARNINGS (P/E) MULTIPLES TO EXPAND. ANOTHER FACTOR HAS BEEN A NEAR REVOLUTION IN THE FOCUS OF CORPORATE MANAGEMENTS TO THE CONCEPT OF BUILDING SHAREHOLDER VALUE. THIS HAS MEANT FEWER ILL-ADVISED CAPACITY EXPANSION PROJECTS AND FAR MORE STOCK BUY-BACKS AND CASH MERGERS. FINALLY, THE STOCK MARKET HAS BEEN HELPED BY THE MOST IMPORTANT LONG-TERM INFLUENCE OF ALL --RISING CORPORATE PROFITS.

WHILE INVESTORS REACT (AND OFTEN OVERREACT) TO EACH NEW ECONOMIC STATISTIC, RECENT ECONOMIC EVIDENCE STRONGLY SUGGESTS THAT THE BUSINESS CYCLE IS MUCH MORE MUTED TODAY THAN IT WAS TEN OR TWENTY YEARS AGO. IT FOLLOWS THAT MANY INDUSTRIAL/CAPITAL GOODS COMPANIES THAT ARE COMMONLY REFERRED TO AS CYCLICAL MAY IN FACT BE LESS SUBJECT TO DOWNSIDE EARNINGS RISK THAN THE MARKET GENERALLY ASSUMES. WE FIND THIS TO BE THE CASE IN NUMEROUS COMPANIES, MANY OF THEM SELLING AT 8-11 TIMES EARNINGS IN A MARKET GENERALLY SELLING FOR 18-20 TIMES EARNINGS. TO THE DEGREE THAT THESE RELATIVELY LOW P/E MULTIPLES SUGGEST MINIMUM EXPECTATIONS FOR EARNINGS GROWTH, WE FIND THESE SECTORS TO REPRESENT A LOWER RISK, HIGHER POTENTIAL RETURN SITUATION. WITH THE OVERALL MARKET BEING SOMEWHAT EXPENSIVE, WE BELIEVE THIS LOWER RISK APPROACH IS THE PRUDENT COURSE TO FOLLOW.

[LOGO]                                       /s/ EDWARD C. FRIEDEL
                                             ---------------------
                                             EDWARD C. FRIEDEL
                                             VALUE EQUITY PORTFOLIO MANAGER

This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

                                                      PRINCIPAL       MARKET
                                                       AMOUNT         VALUE
                                                     -----------   ------------

SHORT-TERM U.S. GOVERNMENT
 OBLIGATIONS (15.14%)

 Federal Home Loan Bank
    Discount Note
    6.50%, due 01/02/97 .......................     $11,995,000    $ 11,992,834
 Federal National Mortgage
   Association (a)
   5.42%, due 06/11/97 ........................       4,000,000       3,998,633
 U.S. Treasury Notes
   5.38%, due 11/30/97 ........................       2,500,000       2,496,396
                                                                   ------------
 Total Short-Term U.S. ........................
   Government Obligations
   (cost: $18,487,863) ........................................      18,487,863
                                                                   ------------
COMMERCIAL PAPER (40.25%)

  AUTOMOTIVE (4.09%)

 Ford Motor Credit Company
   7.00%, due 01/02/97 ........................       5,000,000       4,999,028

  BEVERAGES (4.09%)

 Coca-Cola Company
  5.92%, due 01/09/97 .........................       5,000,000       4,993,422

  COMMERCIAL BANKS (15.30%)

 ABN-Amro Bank N.V ............................
  5.34%, due 06/19/97 .........................       3,000,000       2,924,795
 Barclays US Funding Corp. ....................
  5.72%, due 01/03/97 .........................       5,800,000       5,798,157
 Commerzbank US Finance Inc. ..................
     5.33%, due 01/30/97 ......................       5,000,000       4,978,532
 Korea Development Bank
  5.30%, due 02/10/97 .........................       5,000,000       4,970,556

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.50%)

 General Electric Capital Corporation
     5.39%, due 01/06/97 ......................       5,500,000       5,495,883

  INDUSTRIAL MACHINERY & EQUIPMENT (4.09%)

 Asea Brown Boveri Ltd. .......................
   7.10%, due 01/03/97 ........................       5,000,000       4,998,028

  INSURANCE (4.09%)

 AIG Funding Inc. .............................
  5.95%, due 01/02/97 .........................       5,000,000       4,999,173

  OIL & GAS EXTRACTION (4.09%)

 Koch Industries Inc. .........................
  7.10%, due 01/02/97 .........................       5,000,000       4,999,013
                                                                   ------------
 Total Commercial Paper
 (cost: $49,156,587) ..........................................      49,156,587
                                                                   ------------
SHORT-TERM OBLIGATIONS (4.50%)

  FINANCE (2.05%)

 Asset Backed Securities Corporation
  5.38%, due 10/15/97 .........................      $2,500,000    $  2,500,000

  INDUSTRIAL MACHINERY & EQUIPMENT (2.45%)

 John Deere Capital Corporation
  5.85%, due 07/03/97 .........................       3,000,000       2,998,947
                                                                   ------------
 Total Short-Term Obligations
 (cost: $5,498,947) ...........................................       5,498,947
                                                                   ------------
BANK OBLIGATIONS (39.57%)

 Banque National de Paris
  5.39%, due 03/03/97 .........................       5,000,000       4,999,837
 Deutsche Bank AG
  5.69%, due 10/28/97 .........................       2,000,000       1,999,042
 First Union Corporation
  5.36%, due 02/18/97 .........................       4,915,000       4,915,000
 Industrial Bank of Japan
  5.47%, due 02/10/97 .........................       5,000,000       4,999,173
 Landesbank Hessen-Thuringen
  6.01%, due 07/18/97 .........................       5,000,000       5,011,020
 National Westminster Bank PLC
     5.39%, due 02/14/97 ......................       5,400,000       5,399,991
 NationsBank Corporation
  5.66%, due 04/30/97 .........................       4,000,000       3,994,575
 PNC Bank Corporation (a)
  5.50%, due 12/11/97 .........................       3,000,000       2,997,780
 Sanwa Bank Ltd.-New York
  5.68%, due 01/13/97 .........................       5,000,000       5,000,044
 Societe Generale-New York
  5.80%, due 05/02/97 .........................       4,000,000       4,000,000
 Sumitomo Bank Ltd.
  5.61%, due 01/31/97 .........................       5,000,000       5,000,083
                                                                   ------------
 Total Bank Obligations
 (cost: $48,316,545) ..........................................      48,316,545
                                                                   ------------
 Total Investment Securities
 (cost: $121,459,942) .........................................    $121,459,942
                                                                   ============

SUMMARY

 Investments at value .........................           99.46%   $121,459,942
 Other Assets in
   Excess of Liabilities ......................            0.54%        654,371
                                                     ----------    ------------
 Net Assets ...................................          100.00%   $122,114,313
                                                     ==========    ============
NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Floating rate note. Rate listed is as of December 31, 1996.

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996
                                                      PRINCIPAL        MARKET
                                                       AMOUNT          VALUE
                                                     -----------    ------------

U.S. GOVERNMENT OBLIGATIONS (41.42%)

 U.S. Treasury Bonds
   6.50%, due 11/15/26 ...........................   $ 4,000,000    $  3,924,760
 U.S. Treasury Notes
   7.75%, due 11/30/99 ...........................     1,500,000       1,567,005
 U.S. Treasury Notes
   6.38%, due 03/31/01 ...........................     3,000,000       3,020,430
 U.S. Treasury Notes (a)
   6.50%, due 10/15/06 ...........................    31,000,000      31,155,000
                                                                    ------------
 Total U.S. Government Obligations
 (cost: $39,834,487) ...........................................      39,667,195
                                                                    ------------
CORPORATE DEBT SECURITIES (42.95%)

  CHEMICALS & ALLIED PRODUCTS (1.04%)

 Witco Corporation
   7.75%, due 04/01/23 ...........................     1,000,000         993,750

  COMMERCIAL BANKS (15.64%)

 BankAmerica Corporation
   7.20%, due 04/15/06 ...........................     2,000,000       2,022,500
 Chase Manhattan Corporation
   6.75%, due 08/15/08 ...........................     2,000,000       1,937,500
 Citicorp
   7.25%, due 10/15/11 ...........................     3,000,000       3,000,000
 NationsBank Corporation
   7.50%, due 09/15/06 ...........................     3,000,000       3,082,500
 NBD Bancorp, Inc.
   7.13%, due 05/15/07 ...........................     3,000,000       2,996,250
 Swiss Bank Corporation
   7.00%, due 10/15/15 ...........................     2,000,000       1,935,000

  FINANCE (9.21%)

 Commercial Credit Company
   7.38%, due 04/15/05 ...........................     1,000,000       1,025,000
 Ford Motor Credit Company
   6.75%, due 08/15/08 ...........................     4,000,000       3,885,000
 Sears Roebuck Acceptance
   Corporation
   6.70%, due 11/15/06 ...........................     4,000,000       3,905,000

  FOOD & KINDRED PRODUCTS (5.11%)

 CPC International, Inc. - Class C
   6.15%, due 01/15/06 ...........................     2,000,000       1,907,500
 Hershey Foods Corporation
   6.70%, due 10/01/05 ...........................     3,000,000       2,988,750

  HEALTH SERVICES (3.19%)

 Columbia/HCA Healthcare
   Corporation 7.25%, due 05/20/08 ...............     3,000,000       3,056,250

CORPORATE DEBT SECURITIES (CONTINUED)

  INSURANCE (1.02%)

 The PMI Group, Inc.
   6.75%, due 11/15/06 ...........................   $ 1,000,000    $    980,000

  MOTION PICTURES (3.11%)

 Walt Disney Company
   6.75%, due 03/30/06 ...........................     3,000,000       2,977,500

  PRINTING & PUBLISHING (2.08%)

 Tribune Company
   6.88%, due 11/01/06 ...........................     2,000,000       1,987,500

  RESTAURANTS (1.53%)

 McDonald's Corporation
   7.38%, due 07/15/33 ...........................     1,500,000       1,468,125

  RUBBER & MISC. PLASTIC PRODUCTS (1.02%)

     Rubbermaid, Inc.
      6.60%, due 11/15/06 ........................     1,000,000         980,000
                                                                    ------------
 Total Corporate Debt Securities
 (cost: $41,250,587) ...........................................      41,128,125
                                                                    ------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (8.32%)

 Federal Home Loan Mortgage
   Corporation
     5.25%, due 01/23/97 .........................     3,000,000       2,990,375
 Federal Home Loan Mortgage
   Corporation
     5.24%, due 02/06/97 .........................     5,000,000       4,973,800
                                                                    ------------
 Total Short-Term U.S. Government Obligations
 (cost: $7,964,175) ............................................       7,964,175
                                                                    ------------
COMMERCIAL PAPER (6.15%)

 Coca-Cola Enterprises, Inc.
   5.50%, due 01/24/97 ...........................     2,000,000       1,992,972
 Household Finance Corporation
   6.50%, due 01/02/97 ...........................     3,900,000       3,899,296
                                                                    ------------
 Total Commercial Paper
 (cost: $5,892,268) ............................................       5,892,268
                                                                    ------------
 Total Investment Securities
 (cost: $94,941,517) ...........................................     $94,651,763
                                                                    ============
SUMMARY

 Investments at value ............................         98.84%   $ 94,651,763
 Other Assets in
   Excess of Liabilities .........................          1.16%      1,106,947
                                                     -----------    ------------
 Net Assets ......................................        100.00%   $ 95,758,710
                                                     ===========    ============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) At December 31, 1996 security is on loan. See footnote 1C to financial statements.

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996
                                                      PRINCIPAL         MARKET
                                                        AMOUNT          VALUE
                                                      ----------     -----------

U.S. GOVERNMENT OBLIGATION (0.39%)

 U.S. Treasury Notes
   5.50%, due 09/30/97 ...........................    $ 6,000,000    $ 5,999,760
                                                                     -----------
  Total U.S. Government Obligation
  (cost: $6,014,205) ............................................      5,999,760
                                                                     -----------
CORPORATE DEBT SECURITIES (0.84%)

  HOTELS & OTHER LODGING PLACES (0.84%)

 Trump Atlantic City Funding (b)
   11.25%, due 05/01/06 ..........................     13,000,000     12,837,500
                                                                     -----------
  Total Corporate Debt Securities
  (cost: $13,000,000) ...........................................     12,837,500
                                                                     -----------
CONVERTIBLE BONDS (0.04%)

  ELECTRONIC COMPONENTS & ACCESSORIES (0.04%)

 Lernout & Hauspie Speech
   Products N.V. 144A (c)
   8.00%, 11/15/01 ...............................        570,000        573,563
                                                                     -----------
  Total Convertible Bonds
  (cost: $ 570,000) .............................................        573,563
                                                                     -----------

                                                       NUMBER OF        MARKET
                                                         SHARES         VALUE
                                                       ----------    -----------

PREFERRED STOCKS (D)

  COMPUTER & DATA PROCESSING SERVICES (D)

 SAP AG -Vorzug ..................................            400    $    55,924
                                                                     -----------
 Total Preferred Stocks
 (cost: $57,162) ................................................         55,924
                                                                     -----------
COMMON STOCKS (84.25%)

  AEROSPACE (1.24%)

 Boeing Company ..................................        177,500     18,881,563

  AIR TRANSPORTATION (0.23%)

 UAL Corporation (a) .............................         56,550      3,534,375

  APPAREL PRODUCTS (2.14%)

 Gucci Group nv -NY registered
   shares (a) ....................................        512,825     32,756,697

  APPAREL, PIECE GOODS, & NOTIONS (4.38%

     Nike, Inc. -Class B .........................      1,120,275     66,936,431

  BEVERAGES (3.00%)

 Coca-Cola Company ...............................        870,750     45,823,219

  BUSINESS SERVICES (0.23%)

 Equifax, Inc. ...................................        113,100      3,463,688

  COMMERCIAL BANKS (8.17%)

 Chase Manhattan Corporation .....................        424,125     37,853,156
 Citicorp ........................................        398,955     41,092,365
 Wells Fargo & Company ...........................        170,008     45,859,658

  COMMUNICATIONS EQUIPMENT (4.99%)

 Ascend Communications, Inc. (a) .................        738,925     45,905,716
 Cascade Communications Corp. (a)(b) .............        341,450     18,822,431
 DSP Communications, Inc. (a) ....................          3,400         65,875
 Lucent Technologies, Inc. .......................        229,350     10,607,438
 Omnipoint Corporation (a) .......................          9,625        185,281
 Tellabs, Inc. (a) ...............................          1,725         64,903
 ViaSat, Inc. (a) ................................         56,475        508,275

  COMPUTER & DATA PROCESSING SERVICES (17.92%)

 3Com Corporation (a) ............................        113,375      8,318,891
 3DLabs Inc., Ltd. (a) ...........................         31,150        716,450
 Applix, Inc. (a) ................................         21,450        469,219
 Aurum Software, Inc. (a) ........................          1,400         32,375
 Baan Company N.V. (a)(b) ........................          3,400        118,150
 Cabletron Systems, Inc. (a) .....................          3,400        113,050
 Cadence Design Systems, Inc. (a) ................         12,450        494,888
 Cambridge Technology Partners, Inc. (a) .........            100          3,356
 Check Point Software Technologies  Ltd. (a) .....          2,250         48,938
 Claremont Technology Group,Inc. (a) .............            575         15,094
 Cybermedia, Inc. (a) ............................          7,350        115,763
 Documentum, Inc. (a)(b) .........................          1,125         37,969
 DSP Group Inc. (a) ..............................          3,950         33,575
 Edify Corporation (a) ...........................         11,875        190,000
 First Data Corporation ..........................      1,383,600     50,501,400
 FORE Systems, Inc. (a) ..........................          1,700         55,888
 HBO & Company ...................................        873,725     51,877,422
 HNC Software, Inc. (a)(b) .......................         92,900      2,914,738
 IKOS Systems, Inc. (a) ..........................         12,375        247,500
 Informix Corporation (a) ........................          5,650        115,119
 International Network Services (a) ..............          9,975        301,120
 Intuit, Inc. (a) ................................        212,925      6,707,138
 JBA Holdings Plc ................................          2,814         25,771
 Manguistics Group, Inc. (a) .....................          2,250         89,438
 Microsoft Corporation (a) .......................        742,400     61,340,800

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
                                                         NUMBER OF      MARKET
                                                          SHARES        VALUE
                                                         ----------  -----------
COMMON STOCKS (CONTINUED)

  COMPUTER & DATA PROCESSING SERVICES (CONTINUED)

Netscape Communications
  Corporation (a)(b) ...............................      322,025    $18,315,172
Oracle Corporation (a) .............................       11,325        472,819
Parametric Technology
  Company (a) ......................................        9,625        494,484
PeopleSoft (a)(b) ..................................      690,900     33,120,019
Planning Sciences International
  Plc -ADR (a) .....................................       33,925        407,100
Premisys Communications,
  Inc. (a)(b) ......................................      327,475     11,052,281
Rational Software
  Corporation (a)(b) ...............................        1,700         67,256
Rogue Wave Software (a) ............................        5,650         88,988
Sapient Corporation (a) ............................       12,475        525,509
Sun Microsystems, Inc. (a) .........................      552,500     14,192,344
Transaction Systems Architects,
  Inc. Class A (a) .................................        1,125         37,406
Trusted Information Systems,
  Inc. (a) .........................................       16,800        180,600
TTI Team Telecom International Ltd. ................
  (a) ..............................................       76,300        476,875
VeriFone, Inc. (a) .................................        1,175         34,663
Veritas Software Corporation (a) ...................        2,275        113,181
Visio Corporation (a) ..............................        1,400         69,300
Voxware, Inc. (a) ..................................      254,000      1,905,000
XLConnect Solutions Inc. (a)(b) ....................        7,200        207,000
Xylan Corporation (a)(b) ...........................      255,325      7,212,931

 COMPUTER & OFFICE EQUIPMENT (13.10%)

Cisco Systems, Inc. (a) ............................    1,201,100     76,419,988
Citrix Systems, Inc. (a) ...........................        5,125        200,195
Clarify, Inc. (a) ..................................      254,450     12,213,600
International Business Machines
  Corporation ......................................      511,250     77,198,750
Sandisk Corporation (a) ............................        1,700         16,575
U.S. Robotics Corporation (a) ......................      473,050     34,059,600

 ELECTRICAL GOODS (D)

Harmonic Lightwaves, Inc. (a) ......................        3,375         51,891

 ELECTRONIC COMPONENTS & ACCESSORIES (1.32%)

Analog Devices, Inc. (a) ...........................        9,025        305,722
Etec Systems, Inc. (a) .............................       46,300      1,770,975
Flextronics International, Ltd. (a) ................        3,975        110,306
Texas Instruments, Inc. ............................      283,000     18,041,250

 ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.83%)

Gemstar International Group
  Limited (a)(b) ...................................        6,775        118,563
General Electric Company ...........................      436,575     43,166,353

  FINANCE (2.07%)

 Federal Home Loan Mortgage
   Corporation .....................................      129,500     14,261,188
 Federal National Mortgage
   Association .....................................      464,920     17,318,270

  FOOD STORES (0.47%)

 Starbucks Corporation (a)(b) ......................      252,300      7,222,088

  HEALTH SERVICES (3.41%)

 Oxford Health Plans, Inc.(a) ......................      716,250     41,945,391
 United Healthcare Corporation .....................      226,525     10,193,625

  HOTELS & OTHER LODGING PLACES (1.34%)

 HFS, Inc. (a) .....................................      254,100     15,182,475
 Mirage Resorts, Inc. (a) ..........................      242,950      5,253,794

  INSURANCE (1.55%)

 PacifiCare Health Systems, Inc. -
  Class B (a)(b) ...................................      276,975     23,612,119

  MANAGEMENT SERVICES (0.01%)

 Whittman-Hart, Inc. (a) ...........................        4,550        116,594

  MEDICAL INSTRUMENTS & SUPPLIES (0.89%)

 Boston Scientific Corporation (a) .................       26,750      1,605,000
 Medtronic, Inc. ...................................      175,375     11,925,500

  MOTION PICTURES (0.03%)

 Brilliant Digital Entertainment (a) ...............      113,200        431,575

  OIL & GAS EXTRACTION (0.11%)

 Marine Drilling Company, Inc. (a) .................       84,850      1,670,484

  PERSONAL CREDIT INSTITUTIONS (0.42%)

 American Express Company ..........................      113,075      6,388,738

  PHARMACEUTICALS (8.65%)

 Amgen, Inc. (a) ...................................      138,925      7,554,047
 Astra AB -Class A Free ............................      194,584      9,621,423
 Biogen, Inc. (a) ..................................      164,050      6,356,937
 Bristol-Myers Squibb Company ......................       37,400      4,067,250
 Eli Lilly & Company ...............................      361,125     26,362,124
 Pfizer, Inc. ......................................      590,075     48,902,465
 Smithkline Beecham Plc ............................       66,388        919,940
 SmithKline Beecham Plc -
   ADR (b) .........................................      417,325     28,378,100

  RESTAURANTS (1.05%)

 PepsiCo, Inc. .....................................      550,325     16,097,005


                      See notes to schedule of investments
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                                                      NUMBER OF       MARKET
                                                        SHARES        VALUE
                                                      ---------   --------------
COMMON STOCKS (CONTINUED)

  RUBBER & MISC. PLASTIC PRODUCTS (0.45%)

 Fila Holding S.p.A. - Sponsored
   ADR (b) ...................................          118,025   $    6,860,202

  SECURITY & COMMODITY BROKERS (2.69%)
 Merrill Lynch & Company, Inc. ...............          503,826       41,061,818

  TELECOMMUNICATIONS (1.55%)

 MFS Communications Company, Inc. ............
   (a)(b) ....................................          416,025       22,569,355

  TELECOMMUNICATIONS (CONTINUED)

 Telefonica del Peru S.A. - ADR ...............          56,475        1,065,965

  TRANSPORTATION & PUBLIC UTILITIES (0.01%)

     Sabre Group Holding Inc. (a) ............            2,925           81,533
                                                                  --------------
 Total Common Stocks
    (cost: $886,191,313) ......................................    1,286,916,824
                                                                  --------------

                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                 --------------   --------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (11.07%)

 Federal Home Loan Mortgage
   Corp Discount Note
   5.42%, due 01/22/97 .......................   $   25,000,000   $   24,920,958
 Federal Home Loan Mortgage
   Corp Discount Note
   5.28%, due 03/21/97 .......................       50,000,000       49,420,667
 Federal Home Loan Mortgage
   Corp Discount Note
   5.18%, due 02/14/97 .......................       45,000,000       44,715,100
 Federal National Mortgage
   Association Discount Note
   5.25%, due 01/03/97 .......................       50,000,000       49,985,417
                                                                  --------------
 Total Short-Term U.S. Government Obligations
 (cost: $169,042,142) .........................................      169,042,142
                                                                  --------------
COMMERCIAL PAPER (4.06%)

 Coca-Cola Company
   5.50%, due 01/24/97 .......................       10,000,000        9,964,861
 Household Finance Corp. .....................
   6.50%, due 01/02/97 .......................       52,000,000       51,990,611
                                                                  --------------
 Total Commercial Paper
 (cost: $61,955,472) ..........................................       61,955,472
                                                                  --------------
 Total Investment Securities
 (cost: $1,136,830,294) .......................................   $1,537,381,185
                                                                  ==============

 SUMMARY

 Investments at value .....................           100.65%    $1,537,381,185
 Liabilities in Excess
   of Other Assets ........................            (0.65%)       (9,971,713)
                                                      ------     --------------
 Net Assets ...............................           100.00%    $1,527,409,472
                                                      ======     ==============


INVESTMENTS BY COUNTRY

SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF TOTAL PORTFOLIO NET
ASSETS.


                                                  MARKET
                                                   VALUE            PERCENTAGE
                                              --------------       -------------

  United Kingdom .................            $      945,711            0.06%
  Germany ........................                    55,924             (d)
  Sweden .........................                 9,621,423            0.63%
  United States ..................             1,516,786,414           99.31%
                                              --------------          ------
                                              $1,527,409,472          100.00%
                                              ==============          ======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No income dividends were paid during the preceding twelve months.
(b) At December 31, 1996 security is on loan. See footnote 1C to financial statements.
(c) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
(d)  Percentage is less than .01%.
ADR American Depository Receipt.

                      See notes to schedule of investments
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
                                                        ----------    ----------

U.S. GOVERNMENT OBLIGATIONS (23.51%)

 U.S. Treasury Bonds
  7.50%, due 11/15/16 ..............................    $  750,000    $  812,205
 U.S. Treasury Bonds
  6.50%, due 08/15/05 ..............................     1,000,000     1,005,810
 U.S. Treasury Notes
  7.50%, due 05/15/02 ..............................     1,000,000     1,057,390
 U.S. Treasury Notes
  6.38%, due 08/15/02 ..............................     1,000,000     1,006,990
 U.S. Treasury Notes
  7.25%, due 02/15/98 ..............................       750,000       762,113
 U.S. Treasury Notes
  5.13%, due 04/30/98 ..............................     1,500,000     1,488,405
                                                                      ----------
 Total U.S. Government Obligations
 (cost: $6,071,710) ..............................................     6,132,913
                                                                      ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (4.70%)

 Federal Agricultural
   Mortgage Corporation
     7.03%, due 05/26/98 ...........................       300,000       304,665
 Government Trust Certificate -
    Israel Class 1-B
     U.S. Government Guaranteed
     5.25%, due 03/15/98 ...........................       500,000       494,375
 Government Trust
   Certificate-Israel Class 1-C
   U.S. Government Guaranteed
     9.25%, due 11/15/01 ...........................       399,839       425,829
                                                                      ----------
 Total U.S. Government Agency Obligations
    (cost: $1,246,499) ...........................................     1,224,869
                                                                      ----------
MORTGAGE-BACKED SECURITIES (18.22%)

 Federal Home Loan Mortgage
   Corporation Gold Pool
   6.50%, due 05/01/11 .............................     1,052,224     1,033,473
 Federal Home Loan Mortgage
   Corporation Series 1115 Class I
   7.50%, due 10/15/05 .............................     1,032,157     1,039,475
 Federal National Mortgage
   Association
   7.00%, due 01/25/06 .............................       528,594       526,992
 Federal National Mortgage
   Association
   6.00%, due 10/25/10 .............................        12,420        12,393
 Federal National Mortgage
   Association Strip
   Series 66 - Class 1
   7.50%, due 01/01/20 .............................       250,715       253,135
 Federal National Mortgage
   Association Series 1992-58
   Class C
   6.00%, due 08/25/13 .............................       823,703       820,202
 Government National Mortgage
   Association
   7.00%, due 06/15/23 .............................       856,882       837,868
 Prudential-Bache CMO Trust
   Series 9 -Class E
   9.88%, due 08/01/17 .............................       229,632       232,776
                                                                      ----------
 Total Mortgage-Backed Securities
 (cost: $4,804,765) ..............................................     4,756,314
                                                                      ----------
ASSET-BACKED SECURITIES (11.76%)

 American Express Master Trust
   Series 1994-2 Class A
   7.60%, due 08/15/02 .............................     1,000,000     1,042,050
 Atlantic Auto Grantor Trust (a)
   Series 1996-A Class A
   6.70%, due 09/15/02 .............................       854,077       858,214
 Choice Credit Card Master Trust
   Series 1992-2 - Class B
   7.20%, due 04/15/99 .............................       100,000       101,534
 Ford Credit Auto Loan Master Trust
   Series 1992-1 Class A
   6.88%, due 01/15/99 .............................       100,000       100,035
 Standard Credit Card Master Trust
   Series 1993-2 Class A
   5.95%, due 10/07/04 .............................     1,000,000       967,720
                                                                      ----------
 Total Asset-Backed Securities
 (cost: $2,949,766) ..............................................     3,069,553
                                                                      ----------
SUPRANATIONAL AGENCY OBLIGATIONS (7.03%)

African Development Bank
 9.30%, due 07/01/00 ...............................       500,000       540,000
African Development Bank
    7.75%, due 12/15/01 ............................       500,000       520,000
International Bank For
  Reconstruction & Development
     7.90%, due 04/01/98 ...........................       250,000       255,625
International Bank For
  Reconstruction & Development
    8.02%, due 04/01/99 ............................       500,000       520,000
                                                                      ----------
Total Supranational Agency Obligations
(cost: $1,826,426) ...............................................     1,835,625
                                                                      ----------
                      See notes to schedule of investments
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                                                       PRINCIPAL        MARKET
                                                        AMOUNT          VALUE
                                                       ----------    -----------

CORPORATE DEBT SECURITIES (17.97%)

  FINANCE (4.74%)

 General Electric Capital Corporation
   8.30%, due 09/20/09 ............................    $  600,000    $   672,750
 Lehman Brothers Holdings, Inc. ...................
   8.80%, due 03/01/15 ............................       500,000        563,750

  HOLDING & OTHER INVESTMENT OFFICES (2.87%)

   Kimco Realty Corporation
   6.00%, due 02/10/99 ............................       750,000        750,000

  INSURANCE (2.82%)

 Progressive Corporation
   6.60%, due 01/15/04 ............................       750,000        736,875

  OIL & GAS EXTRACTION (1.96%)

 Shell Canada Limited
   7.38%, due 06/01/99 ............................       500,000        512,500

  PAPER & ALLIED PRODUCTS (2.96%)

 Scott Paper Company
   9.75%, due 10/01/97 ............................       750,000        771,082

  SECURITY & COMMODITY BROKERS (2.62%)

 Goldman Sachs Group L P 144A (a)
   6.20%, due 02/15/01 ............................       700,000        683,375
                                                                     -----------
 Total Corporate Debt Securities
 (cost: $4,695,371) ............................... .............      4,690,332
                                                                     -----------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (13.38%)

 Federal Farm Credit Bank
  5.58%, due 01/06/97 .............................       500,000        499,613
 Federal National Mortgage
  Association
  5.52%, due 01/24/97 .............................     1,000,000        996,473
 Federal Home Loan Mortgage
  Corporation Discount Notes
  5.33%, due 01/17/97 .............................     1,000,000        997,631
 Federal National Mortgage
  Association Discount Notes
  5.30%, due 01/07/97 .............................     1,000,000        999,117
                                                                     -----------
 Total Short-Term U.S. Government Obligations
 (cost: $ 3,492,834) ............................................      3,492,834
                                                                     -----------
SHORT-TERM OBLIGATION (2.24%)

 Prudential-Bache Securities (b)
   5.72% Repurchase Agreement
   dated 12/31/96 to be repurchased
   at $585,758 on 01/02/97 .........................      585,571        585,571
                                                                     -----------
 Total Short-Term Obligation
 (cost: $585,571) ..................................                     585,571
                                                                     -----------
 Total Investment Securities
 (cost: $25,672,942) ...............................                 $25,788,011
                                                                     ===========
SUMMARY

 Investments at value ..............................        98.81%   $25,788,011
 Other Assets in
   Excess of Liabilities ...........................         1.19%       310,200
                                                       ----------    -----------
 Net Assets ........................................       100.00%   $26,098,211
                                                       ==========    ===========


NOTES TO SCHEDULE OF INVESTMENTS:

(a) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
(b) Collateralized by $638,412 Federal National Mortgage Association
    6.08% due 12/01/35; market value and accrued interest aggregated $ 597,283 for this collateral at December 31, 1996.

                      See notes to schedule of investments
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

                                                       NUMBER OF        MARKET
                                                         SHARES         VALUE
                                                       ----------    -----------

PREFERRED STOCKS (1.64%)

  BEER, WINE, & DISTILLED BEVERAGES (0.23%)

 Cia. Cervejaria Brahma ...........................     2,297,000    $ 1,255,540

  COMMERCIAL BANKS (D)

 Banco Bradesco S.A ...............................       790,561          5,692

  ELECTRIC SERVICES (0.24%)

 Cia Energetica de Minas Gerais ...................    37,617,000      1,278,978

  MEDICAL INSTRUMENTS & SUPPLIES (1.17%)

 Fresenius AG .....................................        25,659      5,305,997
 Fresenius Medical Care
   AG (a) .........................................        11,611        935,872

  TELECOMMUNICATIONS (D)

 Telecomunicacoes Brasileiras SA ..................        14,487          1,113
                                                                     -----------
 Total Preferred Stocks
 (cost: $4,927,297) .............................................      8,783,192
                                                                     -----------
COMMON STOCKS (94.82%)

  AEROSPACE (0.42%)

 Boeing Company ...................................        20,500      2,180,688

  AGRICULTURE (1.44%)

 Kesko OY .........................................       110,947      1,564,603
 Parmalat Finanziaria S.p.A .......................     3,973,923      6,081,465

  AIR TRANSPORTATION (0.41%)

 Swissair AG (a) ..................................         2,622      2,124,673

  AMUSEMENT & RECREATION SERVICES (1.27%)

 Aristocrat Leisure Limited
   144A (c) .......................................     1,455,169      3,782,930
 London Clubs International plc ...................       581,615      3,026,650

  APPAREL PRODUCTS (1.01%)

 Gucci Group nv -NY
   registered share ...............................        84,150      5,375,081

  APPAREL, PIECE GOODS, & NOTIONS (0.24%)

 Nike, Inc. - Class B .............................        21,775      1,301,056

  AUTOMOTIVE (2.79%)

 Bajaj Auto Limited -Sponsored
   GDR 144A (c) ...................................        36,920      1,218,360
 Honda Motor Company, Ltd. ........................       117,000      3,343,434
 Isuzu Motors Ltd. ................................       320,000      1,422,775
 LucasVarity plc - ADR (a) ........................         4,725        179,550
 LucasVarity plc (a) ..............................     1,284,208      4,891,234
 Mahindra & Mahindra Limited -
   Sponsored GDR (a) (b) ..........................        35,132        412,801
 Tata Engineering & Locomotive
   Company Limited - GDR (b) ......................        79,750        847,344
 Tata Engineering & Locomotive
   Company Limited - GDR
   144A (c) .......................................        92,919        987,264
 Tata Engineering & Locomotive
   Company Limited - GDR
   144A (b) (c) ...................................       116,350      1,236,219
 Yamaha Motor Co., Ltd. ...........................        45,000        404,040

 BEER, WINE, & DISTILLED BEVERAGES (0.24%)

 Cia, Cervejaria Brahma -
   Rights .........................................       183,667          9,298
 Quilmes Industrial SA -
   ADR (a) ........................................       136,725      1,247,616

  BEVERAGES (0.16%)

 South African Breweries Limited
   144A -ADR (a) (c) ..............................        34,305        857,625

  BUSINESS CREDIT INSTITUTIONS (0.32%)

 Credit Communal Holding/ Dexia
   144A (a) (c) ...................................        18,310      1,671,316

  BUSINESS SERVICES (3.54%)

 Investment AB Bure ...............................       158,204      1,880,203
 Prosegur, CIA de Seguridad SA ....................        38,595        356,618
 Securitas AB -Class B Free .......................       501,747     14,613,276
 Select Appointments Holdings
   Public Limited
   Company -ADR (a) (b) ...........................        88,500      1,017,750

 SEMA Group plc ...................................        58,754      1,096,269

  CHEMICALS & ALLIED PRODUCTS (3.75%)

 Amway Japan Limited (b) ..........................        32,400      1,040,559
 BASF AG ..........................................       229,480      8,846,127
 Hoechst AG (b) ...................................       167,037      7,896,729
 SGL Carbon AG 144A (c) ...........................        18,160      2,290,961

  COMMERCIAL BANKS (5.68%)

 Banco Frances del Rio de la
   Plata S.A. ADR (b) .............................        87,371      2,402,703
 Bangkok Bank Public Company
   Limited ........................................        92,400        893,729

                      See notes to schedule of investments
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                                                       NUMBER OF        MARKET
                                                        SHARES          VALUE
                                                      -----------    -----------
COMMON STOCKS (CONTINUED)

  COMMERCIAL BANKS (CONTINUED)

 Barclays Plc .......................................     299,991    $ 5,145,516
 Citicorp ...........................................      43,850      4,516,550
 Credit Suisse Group ................................      80,143      8,245,165
 Deutsche Pfandbrief -&
   Hypothekenbank AG ................................       7,915        357,560
 Kookmin Bank GDR (a) ...............................       4,403         82,226
 Nordbanken AB ......................................      77,265      2,341,020
 Skandinaviska Enskilda Banken -
   Class A ..........................................     204,927      2,104,745
 Sparbanken Sverige AB -
   Class A ..........................................      88,149      1,513,232
 Wells Fargo & Company ..............................      10,258      2,767,096

  COMMUNICATIONS EQUIPMENT (0.98%)

 Lucent Technologies, Inc. ..........................     110,875      5,127,969
 Tandberg ASA (a) ...................................       3,754        115,884

  COMPUTER & DATA PROCESSING SERVICE (9.47%)

 CAP Gemini Sogeti SA (a) ...........................      71,848      3,477,366
 Dassault Systemes S.A. ADR
   (a) (b) ..........................................      27,750      1,283,438
 Electronic Data Systems
   Corporation ......................................       6,375        275,719
 Enator AB (a) (b) ..................................      85,501      2,189,117
 Enator AB (a) ......................................      17,100        437,818
 First Data Corporation .............................       5,750        209,875
 Frontec AB - Class B (a) ...........................     121,947      2,111,327
 Getronics NV .......................................     360,489      9,801,121
 Group Axime (a) (b) ................................      50,457      5,839,931
 JBA Holdings Plc ...................................     239,120      2,189,892
 Misys plc ..........................................     421,801      8,021,853
 NTT Data Communications
   Systems Company ..................................       2,470      7,228,956
 Parametric Technology
   Company (a) ......................................      98,875      5,079,703
 Sligos SA (b) ......................................      16,126      2,115,293
 Sungard Data Systems, Inc. (a) .....................       9,425        372,288

  COMPUTER & OFFICE EQUIPMENT (2.05%)

 Cisco Systems, Inc. (a) ............................      37,750      2,401,844
 International Business Machines
   Corporation ......................................      37,525      5,666,275
 Oce-Van Der Grinten N.V ............................      26,659      2,899,263

  CONSTRUCTION (0.34%)

 Hi Cement Corporation
   144A (a) (c) .....................................   5,549,000      1,838,397

  DEPARTMENT STORES (1.20%)

 Credit Saison Co., Limited (b) .....................     211,400    $ 4,726,979
 Isetan Co. .........................................     131,000      1,696,452

  ELECTRIC SERVICES (0.08%)

 Mosenegro -RDC ADR
   144A (c) .........................................      13,800        420,900

  ELECTRONIC COMPONENTS & ACCESSORIES (1.11%)

 Electrocomponents plc ..............................     750,428      5,960,464

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.06%)

 Philips Electronics N.V ............................     136,536      5,540,591
 Philips Electronics N.V. - NY
   shares ADR .......................................     214,478      8,579,120
 Raychem Corporation ................................      32,975      2,642,122
 Sony Corporation ...................................      30,500      1,998,575
 Sony Corporation - ADR .............................       5,475        359,297
 UCAR International, Inc. (a) .......................      68,575      2,580,134

  ENGINEERING & MANAGEMENT SERVICES (0.36%)

 Metra Oy - Class B .................................      30,500      1,696,617
 New World Infrastructure 144A (a) (b) (c) ..........      75,600        220,915

  ENVIRONMENTAL SERVICES (4.90%)

 Rentokil Group PLC .................................   3,470,322     26,197,593

  FINANCE (0.39%)

 Lloyds TSB Group plc ...............................     285,377      2,103,028

  FOOD STORES (1.49%)

 Asda Group plc .....................................   2,595,742      5,465,371
 Disco S.A. - sponsored ADR (a) .....................      50,550      1,428,038
 Santa Isabel S.A. ADR ..............................      48,700      1,101,838

  FOOD & KINDRED PRODUCTS (2.25%)

 Nutricia Vereenigde Bedrijven N.V ..................      62,640      9,532,174
 Raision Tehtaat Oy .................................      39,924      2,489,774

  FURNITURE & HOME FURNISHINGS (0.18%)

 Industrie Natuzzi Spa - Sponsored ADR ...............     42,550        978,650

  HEALTH SERVICES (0.42%)

 Vivra, Inc. (a) ....................................      80,975      2,236,934

                      See notes to schedule of investments
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                                                       NUMBER OF        MARKET
                                                        SHARES          VALUE
                                                       ---------     -----------
COMMON STOCKS (CONTINUED)

  HOLDING & OTHER INVESTMENT OFFICES (3.30%)

 First Pacific Company Ltd. ........................      33,000     $    42,882
 Grupo Carso SA de CV (a) ..........................     201,083       1,047,301
 Incentive AB - Class B ............................      15,577       1,131,335
 Kinnevik AB - Class B Free ........................     254,182       7,011,403
 Lagardere Groupe (b) ..............................     305,957       8,404,374

  HOTELS & OTHER LODGING PLACES (0.45%)

 HFS, Inc. (a) .....................................      32,075       1,916,481
 Indian Hotels Company Limited -
   Sponsored GDR
   144A (a) (c) ....................................      19,961         505,213

  INDUSTRIAL MACHINERY & EQUIPMENT (0.88%)

 Hunter Douglas N.V ................................       7,975         538,601
 New Holland N.V. (a) (b) ..........................     153,075       3,195,441
 Pfeiffer Vacuum Technology AG -
  ADR (a) ..........................................      11,600         208,800
 Sandvik AB -Class A ...............................      28,983         786,715

  INSTRUMENTS & RELATED PRODUCTS (0.38%)

 Grand Optical Photoservice ........................      12,453       2,020,249

  INSURANCE (0.32%)

 Schweizerische Rueckversicherungs -
   Gesellschaft (b) ................................       1,613       1,724,637

  MACHINERY, EQUIPMENT & SUPPLIES (0.32%)

 Kawasaki Heavy Industries
   Ltd. (a) ........................................     414,000       1,712,044

  MANUFACTURING INDUSTRIES (3.55%)

 Sulzer AG .........................................       5,469       3,163,140
 Amer Group, Ltd. (b) ..............................      86,882       1,793,483
 Assa Abloy AB -
  Class B Free .....................................     508,058       9,243,517
 Barco Industries nv ...............................      17,886       3,090,405
 London International
   Group plc .......................................     604,523       1,707,457

  MEDICAL INSTRUMENTS & SUPPLIES (2.26%)

 Fresenius Medical Care AG -
   ADR (a) .........................................     338,400       9,517,500
 Nobel Biocare AB 144A (a)(c) ......................     144,444       2,543,215

  MINING (0.46%)

 Atlas Copco AB -Class A ...........................      66,479       1,619,179
 De Beers Centenary AG .............................      28,913         828,559

  OIL & GAS EXTRACTION (1.33%)

 Gazprom - ADR 144A (a)(b)(c) ......................      85,850       1,523,838
 Lukoil Holding Sponsored ADR ......................      12,025         540,226
 Tatneft ADR 144A (a)(c) ...........................      29,775       1,429,200
 YPF Sociedad Anonima SA -
   Sponsored ADR ...................................     143,950       3,634,738

  PAPER & ALLIED PRODUCTS (1.35%)
 Alco Standard Corporation .........................     139,900       7,222,338

  PERSONAL CREDIT INSTITUTIONS (0.28%)

 Associates First Capital
   Corporation (a) .................................      34,425       1,519,003

  PERSONAL SERVICES (2.78%)

 Hays plc ..........................................   1,434,647      13,801,758
 Ranstad Holdings N. V .............................      15,087       1,091,512

  PHARMACEUTICALS (9.20%)

 Eisai Company Ltd. ................................     261,500       5,147,371
 Gehe AG ...........................................      60,918       3,901,953
 Glaxo Wellcome Plc ................................     173,888       2,821,831
 Grupo Casa Autrey S.A. de C.V. -
   Sponsored ADR ...................................     153,475       2,992,763
 Novartis AG (a) ...................................      11,042      12,641,177
 Pfizer, Inc. ......................................      12,625       1,046,297
 Roche Holding AG ..................................       1,492      11,626,771
 SmithKline Beecham Plc ............................     315,122       4,366,652
 SmithKline Beecham Plc -ADR .......................      32,675       2,221,900
 Takeda Chemical Industries Ltd. ...................     117,000       2,454,545

  PRINTING & PUBLISHING (2.09%)

 Dorling Kindersley Holdings
   plc .............................................      20,932         147,984
 EMAP plc ..........................................      50,741         639,712
 Pearson plc .......................................      88,609       1,136,848
 Wolters Kluwer NV .................................      69,559       9,254,371

  RADIO & TELEVISION BROADCASTING (1.48%)

 CanWest Global Communications
   Corporation (a) (b) .............................     114,150       1,170,038
 Central European Media
   Enterprises Ltd. (a) ............................      91,165       2,894,489
 Grupo Televisa S.A. -
   Sponsored GDR (a)(b) ............................     138,125       3,539,453

                     See notes to schedule of investments
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                                                        NUMBER OF      MARKET
                                                          SHARES       VALUE
                                                        ----------  ------------
COMMON STOCKS (CONTINUED)

  RADIO & TELEVISION BROADCASTING (CONTINUED)

 Heritage Media Corporation -
   Class A (a) ......................................      26,300   $    295,875

  RAILROADS (0.02%)

 Tranz Rail Holdings Ltd. -
   Sponsored ADR (a) ................................       4,700         83,131

  REAL ESTATE (0.52%)

 Diligentia AB (a) ..................................      20,492        323,218
 Mitsubishi Estate Co., Ltd. ........................     158,000      1,623,241
 Mitsui Fudosan Co., Ltd. ...........................      82,000        821,203

  RESEARCH & TESTING SERVICES (1.05%)

 WM-Data AB - Class B (b) ...........................      65,014      5,628,092

  RETAIL TRADE (0.18%)

 Eurobike (a) .......................................      32,200        984,133

  RUBBER & MISC. PLASTIC PRODUCTS (1.16%)

 Adidas AG ..........................................      71,642      6,196,115

  SECURITY & COMMODITY BROKERS (0.64%)

 Grupo Financiero Inbursa, SA
   de CV -Class B ...................................   1,005,141      3,434,667

  TELECOMMUNICATIONS (7.46%)

 Airtouch Communications, Inc. ......................
   (a) ..............................................      22,900        578,225
 Korea Mobile
   Telecommunications - ADR
   144A (a) (b) (c) .................................     170,942      2,200,877
 MFS Communications Company,
   Inc. (a) (b) .....................................      89,950      4,902,275
 Millicom International Cellular
   S.A. (a) .........................................      32,825      1,054,503
 Nippon Telegraph & Telephone
   Corporation ......................................         650      4,928,716
 Oy Nokia AB - Class A ..............................      18,781      1,089,617
 Oy Nokia AB - Class A -ADR .........................      75,300      4,329,750
 Paging Network, Inc. (a) ...........................      10,950        166,988
 Portugal Telecom S.A - .............................
   Sponsored ADR ....................................      64,700      1,827,775
 Telecom Argentina Stet - France
   Telecom S.A. - ADR ...............................       1,450         58,544
 Telecom Italia Mobile SpA ..........................     746,411      1,893,107
 Telecom Italia S.p.A ...............................     672,843      1,748,682

  TELECOMMUNICATIONS (CONTINUED)

 Telecomunicacoes Brasileiras SA -
   Sponsored ADR ....................................      67,775      5,184,788
 Telefonaktiebolaget LM Ericsson ....................      45,231      1,400,298
 Telefonaktiebolaget LM Ericsson
   ADR ..............................................     135,400      4,087,387
 Telefonica de Argentina S.A. -
   Sponsored ADR (b) ................................      67,300      1,741,387
 Telefonica del Peru S.A. - ADR .....................     143,525      2,709,033

  TEXTILE MILL PRODUCTS (1.02%)

 Wolford AG (b) .....................................      45,286      5,481,856

  TOBACCO PRODUCTS (0.74%)

 PT Hanjaya Mandala Sampoerna .......................     742,000      3,959,847

  WHOLESALE TRADE DURABLE GOODS (1.05%)

 Danka Business Systems plc -
   Sponsored ADR (b) ................................     158,850      5,619,318
                                                                    ------------
 Total Common Stocks
 (cost: $421,832,066) ...........................................    507,084,298
                                                                    ------------

                                                     PRINCIPAL         MARKET
                                                       AMOUNT          VALUE
                                                     ----------     ------------
COMMERCIAL PAPER (1.70%)

 Household Finance Corp. ........................
  6.50%, due 01/02/97 ...........................    $9,100,000     $  9,098,357
                                                                    ------------
 Total Commercial Paper
 (cost: $9,098,357) .............................                      9,098,357
                                                                    ------------
 Total Investment Securities
 (cost: $435,857,720) ...........................                   $524,965,847
                                                                    ============
SUMMARY
 Investments at value ...........................         98.16%    $524,965,847
 Other Assets in
   Excess of Liabilities ........................          1.84%       9,853,888
                                                     ----------     ------------
 Net Assets .....................................        100.00%    $534,819,735
                                                     ==========     ============

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

INVESTMENTS BY COUNTRY

SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF TOTAL PORTFOLIO NET
ASSETS.

                                              MARKET
                                              VALUE              PERCENTAGE
                                           ------------          ----------

      Africa ....................          $    828,559              0.15%
      Australia .................             3,782,930              0.71%
      Austria ...................             5,481,857              1.02%
      Belgium ...................             4,761,721              0.89%
      Brazil ....................             2,550,621              0.48%
      Finland ...................             8,634,094              1.61%
      France ....................            21,857,213              4.09%
      Germany ...................            36,715,447              6.87%
      Hong Kong .................               263,798              0.05%
      Indonesia .................             3,959,848              0.74%
      Italy .....................             9,723,254              1.82%
      Japan .....................            38,548,892              7.21%
      Mexico ....................             4,481,967              0.84%
      Netherlands ...............            38,657,634              7.23%
      Norway ....................               115,884              0.02%
      Philippines ...............             1,838,397              0.34%
      Spain .....................               356,618              0.07%
      Sweden ....................            56,877,710             10.63%
      Switzerland ...............            39,525,564              7.39%
      Thailand ..................               893,729              0.17%
      United Kingdom ............            88,720,111             16.59%
      United States .............           166,243,887             31.08%
                                           ------------           -------
                                           $534,819,735            100.00%
                                           ============           =======


NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No income dividends were paid during the preceding twelve months.
(b) As of December 31, 1996, security is on loan. See footnote 1C to financial statements.
(c) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
(d)  Percentage is less than .01%.
ADR American Depository Receipt
GDR Global Depository Receipt

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
EQUITY-INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996


                                                       PRINCIPAL        MARKET
                                                         AMOUNT         VALUE
                                                       ----------    -----------

U.S. GOVERNMENT OBLIGATIONS (4.51%)

 U.S. Treasury Notes
  6.50%, due 05/31/01 .............................    $5,500,000    $ 5,561,160
 U.S. Treasury Notes
  7.50%, due 11/15/01 .............................     4,000,000      4,211,040
 U.S. Treasury Notes
  7.50%, due 02/15/05 .............................     4,500,000      4,809,240
 U.S. Treasury Notes
  6.00%, due 11/30/97 .............................     3,000,000      3,006,870
                                                                     -----------
 Total U.S. Government Obligations
 (cost: $17,472,985) ............................................     17,588,310
                                                                     -----------
CORPORATE DEBT SECURITIES (15.48%)

  BUSINESS SERVICES (1.18%)

 Olsten Corporation
  7.00%, due 03/15/06 .............................     4,625,000      4,607,656

  CHEMICALS & ALLIED PRODUCTS (0.74%)

 Dexter Corporation
  9.25%, due 12/15/16 .............................     1,425,000      1,494,242
 M.A. Hanna Company
  9.38%, due 09/15/03 .............................     1,250,000      1,412,500

  COMMERCIAL BANKS (0.68%)

 First Union Corporation
  7.25%, due 02/15/03 .............................     2,600,000      2,665,000

  COMMUNICATIONS EQUIPMENT (1.98%)

 GTE Corporation
  10.75%, due 09/15/17 ............................     1,000,000      1,076,250
 Lucent Technologies Inc. .........................
  6.90%, due 07/15/01 .............................     6,575,000      6,640,750

  ELECTRIC SERVICES (3.48%)

 Interstate Power Company
  8.63%, due 09/15/21 .............................     3,825,000      4,087,969
 Kentucky Utilities Company
  8.55%, due 05/15/27 .............................     4,000,000      4,225,000
 West Penn Power Company
  8.88%, due 02/01/21 .............................     5,000,000      5,268,750

  ELECTRICAL GOODS (0.57%)

 Avnet, Inc. ......................................
  6.88%, due 03/15/04 .............................     2,199,000      2,209,995

  GAS PRODUCTION & DISTRIBUTION (1.57%)

 Oneok, Inc. ......................................
  9.75%, due 12/01/20 .............................     1,000,000      1,117,500
 Transcontinental Gas Power &
 Light Company
 9.13%, due 02/01/17 ..............................    $4,800,000      5,010,000

  LIFE INSURANCE (0.90%)

 Torchmark Corporation
   8.63%, due 03/01/17 ............................     3,350,000      3,504,937

  RAILROADS (0.77%)

 Union Pacific Corporation
   6.25%, due 03/15/99 ............................     3,000,000      2,992,500

  SECURITY & COMMODITY BROKERS (0.67%)

 J.P. Morgan & Company
   7.63%, due 09/15/04 ............................     2,510,000      2,629,225

  TELECOMMUNICATIONS (1.44%)

 Alltel Corporation
   7.25%, due 04/01/04 ............................     5,465,000      5,608,456

  TOBACCO PRODUCTS (1.50%)

 RJR Nabisco Holdings Corporation
   8.30%, due 04/15/99 ............................     5,650,000      5,868,938
                                                                     -----------
 Total Corporate Debt Securities
 (cost $60,355,056) .............................................     60,419,668
                                                                     -----------
CONVERTIBLE BONDS (5.77%)

  ELECTRIC SERVICES (1.01%)

 Potomac Electric Power Company
   5.00%, due 09/01/02 ............................     4,250,000      3,931,250

  INDUSTRIAL MACHINERY & EQUIPMENT (0.81%)

 Robbins & Myers, Inc. ............................
  6.50%, due 09/01/03 .............................     2,800,000      3,167,500

  LUMBER & OTHER BUILDING MATERIALS (1.50%)

 Home Depot, Inc. .................................
  3.25%, due 10/01/01 .............................     6,000,000      5,880,000

  OIL & GAS EXTRACTION (1.25%)

 Nabors Industries, Inc. ..........................
  5.00%, due 05/15/06 .............................     3,950,000      4,878,250

  WHOLESALE TRADE DURABLE GOODS (1.20%)

 Danka Business Systems PLC 144A (c)
   6.75%, due 04/01/02 ............................     3,400,000      4,666,500
                                                                     -----------
 Total Convertible Bonds
 (cost $20,828,516) .............................................     22,523,500
                                                                     -----------

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
EQUITY-INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                                                       NUMBER OF        MARKET
                                                         SHARES         VALUE
                                                       ----------    -----------

CONVERTIBLE PREFERRED STOCKS (5.15%)

  COMPUTER & DATA PROCESSING SERVICE (1.95%)

 Microsoft Corporation ..............................      95,000    $ 7,611,875

  ELECTRIC SERVICES (1.75%)

 Calenergy, Inc. -
   Capital Trust 144A (c) ...........................     110,300      6,811,025

  PRIMARY METAL INDUSTRIES (1.45%)

 Titanium Metals
   Corporation 144A (c) .............................     103,500      5,666,625
                                                                     -----------
 Total Convertible Preferred Stocks
 (cost: $18,762,947) ............................................     20,089,525
                                                                     -----------
COMMON STOCKS (67.89%)

  BUSINESS SERVICES (1.29%)

 Manpower, Inc. .....................................     155,000      5,037,500

  CHEMICALS & ALLIED PRODUCTS (10.29%)

 Colgate-Palmolive Company ..........................      60,700      5,599,575
 Estee Lauder Companies - Class A ...................      65,000      3,306,875
 E.I. Dupont De Nemours &
   Company ..........................................      46,000      4,341,250
 Lawter International, Inc. .........................     337,500      4,260,938
 Morton International, Inc. (b) .....................     151,500      6,173,625
 M.A. Hanna Company .................................     152,475      3,335,391
 Nalco Chemical Company .............................     100,100      3,616,113
 Olin Corporation ...................................     110,000      4,138,750
 Procter & Gamble
   Company (b) ......................................      50,000      5,375,000

  COMMERCIAL BANKS (1.46%)

 Mellon Bank Corporation ............................      80,000      5,680,000

  COMPUTER & DATA PROCESSING SERVICE (0.67%)

 Electronic Data Systems
   Corporation ......................................      60,000      2,595,000
 Information Resources, Inc. (a) ....................         873         12,222

  COMPUTER & OFFICE EQUIPMENT (1.73%)

 Hewlett-Packard Company ............................     134,000      6,733,500

  ELECTRICAL GOODS (0.99%)

 Westinghouse Electric Corporation (b) ..............     195,000      3,875,625

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (5.34%)

 Duracell International, Inc. .......................      70,000      4,891,250
 Emerson Electric Company ..........................       61,200      5,921,100
 General Electric Company ..........................       58,000      5,734,750
 National Service Industries, Inc. .................      114,800      4,290,650

  ENVIRONMENTAL SERVICES (1.33%)

 WMX Technologies, Inc. ............................      159,100      5,190,637

  FABRICATED METAL PRODUCTS (0.92%)

 Masco Corporation .................................      100,000      3,600,000

  FINANCE (1.42%)

 Federal National Mortgage Association .............      149,000      5,550,250

  FOOD & KINDRED PRODUCTS (2.30%)

 H.J. Heinz Company ................................      100,000      3,575,000
 Nabisco Holdings Corporation -
   Class A .........................................      139,300      5,415,287

  HEALTH SERVICES (1.09%)

 Columbia/HCA Healthcare
   Corporation .....................................      104,100      4,242,075

  HOLDING & OTHER INVESTMENT OFFICES (4.81%)

 Crescent Real Estate
   Equities, Inc. ..................................      127,000      6,699,250
 Starwood Lodging Trust ............................      162,600      8,963,325
 Storage USA, Inc. .................................       82,500      3,104,063

 INDUSTRIAL MACHINERY & EQUIPMENT (1.85%)

 Baker Hughes, Inc. ................................      120,000      4,140,000
 Stewart & Stevenson
   Services, Inc. ..................................      105,000      3,058,125

  INSTRUMENTS & RELATED PRODUCTS (2.25%)

 Eastman Kodak Company .............................       47,900      3,843,975
 Raytheon Company ..................................      102,800      4,947,250

  INSURANCE (1.19%)

 American International Group, Inc. ................       43,000      4,654,750

  INSURANCE AGENTS, BROKERS & SERVICES (0.80%)

 Marsh & McLennan Companies, Inc. ..................       30,000      3,120,000

  LIFE INSURANCE (1.81%)

 American General Corporation ......................      106,900      4,369,537

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

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WRL SERIES FUND, INC.
EQUITY-INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                                                       NUMBER OF       MARKET
                                                         SHARES        VALUE
                                                       ----------   ------------
 COMMON STOCKS (CONTINUED)

   LIFE INSURANCE (CONTINUED)

 UNUM Corporation .................................       37,400    $  2,702,150

  MANUFACTURING INDUSTRIES (1.29%)

 Tyco International Ltd. ..........................       95,000       5,023,125

  MEDICAL INSTRUMENTS & SUPPLIES (1.28%)

 Baxter International, Inc. .......................      122,200       5,010,200

  MOTION PICTURES (0.81%)

 Walt Disney Company ..............................       45,400       3,160,975

  OIL & GAS EXTRACTION (2.39%)

 Atlantic Richfield Company .......................       34,000       4,505,000
 Union Pacific Resources Group,
   Inc ............................................      165,000       4,826,250

  PAINT, GLASS, WALLPAPER STORES (0.97%)

 Sherwin-Williams Company .........................       67,700       3,791,200

  PETROLEUM REFINING (4.13%)

 Amoco Corporation ................................       75,700       6,093,850
 Exxon Corporation ................................       57,400       5,625,200
 Mobil Corporation ................................       35,900       4,388,775

  PHARMACEUTICALS (2.57%)

 Merck & Company, Inc. ............................       72,000       5,706,000
 Schering-Plough Corporation ......................       67,000       4,338,250

  PRINTING & PUBLISHING (0.70%)

 A.H. Belo Corporation -
   Class A (b) ....................................       78,800       2,748,150

  REAL ESTATE (0.89%)

 Boykin Lodging Company ...........................      144,000       3,456,000

  RESTAURANTS (0.86%)

 PepsiCo, Inc. ....................................      115,000       3,363,750

  RUBBER & MISC. PLASTIC PRODUCTS (1.89%)

 Tupperware Corporation ...........................      137,100       7,351,987

  SAVINGS INSTITUTIONS (1.51%)

 First Colorado Bancorp, Inc. .....................      346,000       5,882,000

  STONE, CLAY & GLASS PRODUCTS (2.02%)

 Corning Incorporated .............................      170,000       7,862,500

  TELECOMMUNICATIONS (0.95%)

 Alltel Corporation ................................     117,900       3,699,113

  TOBACCO PRODUCTS (1.29%)

 UST, Inc. .........................................     155,000       5,018,125

  WHOLESALE TRADE DURABLE GOODS (2.80%)

 Fisher Scientific International ...................     105,000       4,948,125
 Johnson & Johnson .................................     120,000       5,970,000
                                                                     -----------
 Total Common Stocks
 (cost: $214,498,020) ..........................................     264,863,363
                                                                     -----------

                                                  PRINCIPAL            MARKET
                                                    AMOUNT             VALUE
                                                  ----------        ------------
SHORT-TERM OBLIGATION (1.42%)

 Salomon Brothers, Inc. (d)
   5.90%, Repurchase Agreement
   dated 12/31/96 to be
   repurchased at $5,535,393 on
   01/02/97 .................................     $5,533,579       $  5,533,579
                                                                   ------------
 Total Short-Term Obligation
 (cost: $5,533,579) ........................................          5,533,579
                                                                   ------------
 Total Investment Securities
 (cost: $337,451,103) ......................................       $391,017,945
                                                                   ============
SUMMARY
 Investments at value .......................         100.22%      $391,017,945
 Liabilities in Excess
   of Other Assets ..........................          (0.22%)         (877,023)
                                                  ----------       ------------
 Net Assets .................................         100.00%      $390,140,922
                                                  ==========       ============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No income dividends were paid during the preceding twelve months.
(b) As of December 31, 1996 security is on loan. See footnote 1C to financial statements.
(c) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
(d) Collateralized by $1,634,710 U.S. Treasury Notes 10.63% due 08/15/15 and $1,634,710 U.S. Treasury Notes 12.00% due 08/15/13 and $668,400 U.S.
     Treasury Notes 9.13% due 05/15/18; market value and accrued interest aggregated $2,382,334, $2,417,245, and 850,536 respectively for this collateral at December 31, 1996.

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

                                                         NUMBER OF      MARKET
                                                           SHARES       VALUE
                                                         ---------    ----------

PREFERRED STOCKS (C)

  TELECOMMUNICATIONS (C)

 Airtouch Communications, Inc. ......................           1     $       45
 Airtouch Communications, Inc. -
   Series B (b) .....................................           1             27
                                                                      ----------
 Total Preferred Stocks
 (cost: $78) ....................................................             72
                                                                      ----------
COMMON STOCKS (95.44%)

  AEROSPACE (0.14%)

 Gulfstream Aerospace
   Corporation (a) ..................................      25,000        606,250

  AIR TRANSPORTATION (0.49%)

 Comair Holdings, Inc. (a) ..........................      30,000        720,000
 Continental Airlines, Inc. -
   Class A (a) ......................................      20,000        557,500
 Continental Airlines, Inc. -
   Class B (a) (b) ..................................      30,000        847,500

  AMUSEMENT & RECREATION SERVICES (0.11%)

 Penske Motorsports, Inc. (a)(b) ....................      17,500        441,875

  APPAREL PRODUCTS (1.86%)

 Gucci Group nv -NY registered
   share (a) ........................................      27,500      1,756,563
 Liz Claiborne, Inc. ................................      35,000      1,351,875
 Nautica Enterprises, Inc. (a) ......................      80,000      2,020,000
 Tommy Hilfiger Corporation (a) .....................      60,000      2,880,000

  APPAREL & ACCESSORY STORES (1.48%)

 Gadzooks, Inc. (a) .................................      30,000        547,500
 Loehmann's Holdings, Inc. (a) ......................      10,000        230,000
 Ross Stores, Inc. (b) ..............................      55,000      2,750,000
 Saks Holdings (a)(b) ...............................      35,500        958,500
 St. John Knits, Inc. ...............................      44,000      1,914,000

  APPAREL, PIECE GOODS & NOTIONS (1.38%)

 Nike, Inc. - Class B ...............................     100,000      5,975,000

  BEVERAGES (0.39%)

 Coca-Cola Enterprises, Inc. ........................      35,000      1,697,500

  BUILDING MATERIALS & GARDEN SUPPLIES (0.11%)

 Prime Service, Inc. (a) ............................      15,000        412,500

  BUSINESS CREDIT INSTITUTIONS (0.75%)

 Finova Group, Inc. .................................      50,000      3,212,500

  BUSINESS SERVICES (2.87%)

 AccuStaff, Inc. (a)(b) .............................      57,750      1,219,969
 APAC Teleservices, Inc. (a)(b) .....................      55,000      2,110,625
 Billing Information Concepts (a) ...................      35,000      1,006,250
 Concord EFS, Inc. (a) ..............................      35,000        988,750
 Corestaff, Inc. (a) ................................      37,500        888,280
 CRA Managed Care, Inc. (a) .........................      12,500        562,500
 Interpublic Group of
   Companies, Inc. ..................................      30,000      1,425,000
 Omnicom Group, Inc. ................................      35,000      1,601,250
 Robert Half International,
   Inc. (a)(b) ......................................      30,000      1,031,250
 Sitel Corporation (a) ..............................      80,000      1,130,000
 Vincam Group, Inc. (a)(b) ..........................      10,000        438,750

  CHEMICALS & ALLIED PRODUCTS (1.36%)

 B.F. Goodrich Company ..............................      45,000      1,822,500
 Cytec Industries, Inc. (a) .........................      17,500        710,938
 Praxair, Inc. ......................................      45,000      2,075,625
 USA Detergents, Inc. (a)(b) ........................      30,000      1,248,750

  COMMERCIAL BANKS (1.78%)

 Bank of Boston Corporation .........................      40,000      2,570,000
 Cullen/Frost Bankers, Inc. .........................      25,000        831,250
 First Bank System, Inc. ............................      20,000      1,365,000
 North Fork Bancorporation, Inc. ....................      20,000        712,500
 Peoples Heritage Financial
   Group, Inc. ......................................      30,000        840,000
 Star Banc Corporation ..............................      15,000      1,378,125

  COMMUNICATIONS EQUIPMENT (7.48%)

 ADC Telecommunications, Inc. (a) ...................      95,000      2,956,875
 Andrew Corporation (a) .............................      35,000      1,857,188
 Ascend Communications, Inc. (a) ....................     110,000      6,833,750
 Aspect Telecommunication
   Corporation (a)(b) ...............................      50,000      3,175,000
 Cascade Communications Corp. (a)(b) ................      70,000      3,858,750
 DSP Communications, Inc. (a) .......................      32,000        620,000
 Lucent Technologies, Inc. ..........................      30,000      1,387,500
 Pairgain Technologies, Inc. (a)(b) .................     230,000      7,000,625
 Tellabs, Inc. (a) ..................................     110,000      4,138,750
 Ultrak, Inc. (a) ...................................      15,000        457,500

  COMPUTER & DATA PROCESSING SERVICES (17.43%)

 3Com Corporation (a) ...............................      50,000      3,668,750
 Acxiom Corporation (a) .............................      80,000      1,920,000

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

                                                        NUMBER OF       MARKET
                                                         SHARES         VALUE
                                                        ---------     ----------
COMMON STOCKS (CONTINUED)

  COMPUTER & DATA PROCESSING SERVICES (CONTINUED)

 Altera Corporation (a) .............................      17,500     $1,272,030
  spen Technologies, Inc. (a) .......................      27,000      2,166,750
 Avant! Corp. (a) ...................................       4,383        139,160
 BMC Software, Inc. (a) .............................     110,000      4,551,250
 Cadence Design Systems, Inc. (a) ...................      85,000      3,378,750
 Cambridge Technology
   Partners, Inc. (a) ...............................      50,000      1,678,125
 Centennial Technologies,
   Inc. (a)(b) ......................................      12,500        650,000
 Ciber, Inc. (a)(b) .................................      30,000        900,000
 Cognos, Inc. (a) ...................................      30,000        843,750
 Compuware Corporation (a) ..........................      55,000      2,756,875
 Factset Research Systems, Inc. (a) .................       7,500        157,500
 Gartner Group, Inc. - Class A (a) ..................      47,500      1,849,530
 HBO & Company (b) ..................................      45,000      2,671,875
 Legato Systems, Inc. (a) ...........................      40,000      1,305,000
 McAfee Associates, Inc. (a) ........................     172,500      7,590,000
 Memco Software Ltd. (a) ............................       7,500        132,188
 Microsoft Corporation (a) ..........................      60,000      4,957,500
 National Data Corporation ..........................      40,000      1,740,000
 National Techteam, Inc. (a) ........................      20,000        400,000
 Network General Corporation (a) ....................      25,000        756,250
 Oracle Corporation (a) .............................      45,000      1,878,750
 Parametric Technology Company
   (a)(b) ...........................................      70,000      3,596,250
 PeopleSoft, Inc. (a)(b) ............................     155,000      7,430,313
 Rational Software
   Corporation (a)(b) ...............................      20,000        791,250
 Remedy Corporation (a) .............................      10,000        537,500
 Reynolds & Reynolds Company -
   Class A ..........................................      60,000      1,560,000
 Saville Systems Ireland PLC -
   ADR (a) ..........................................      22,000        893,750
 Security Dynamics Technologies,
   Inc. (a) .........................................      60,000      1,890,000
 Sun Microsystems, Inc. (a) .........................      70,000      1,798,125
 Sungard Data Systems, Inc. (a) .....................      55,000      2,172,500
 Technology Solutions
   Company (a) ......................................      30,000      1,245,000
 Vantive Corporation (a) ............................      30,000        937,500
 Viasoft, Inc. (a) ..................................      65,000      3,071,250
 Visio Corporation (a) ..............................       5,000        247,500
 Wind River Systems (a) .............................      35,000      1,658,125

  COMPUTER & OFFICE EQUIPMENT (6.12%)

 Caribiner International, Inc. (a) ..................       6,300        316,575
 CBT Group plc -
   sponsored ADR (a) ................................       4,600        249,550
 CDW Computer Centers,
   Inc. (a)(b) ......................................      30,000      1,779,375
 Cisco Systems, Inc. (a)(b) .........................      87,500      5,567,188
 Citrix Systems, Inc. (a) ...........................      40,000      1,562,500
 Clarify, Inc. (a) ..................................      35,000      1,680,000
 Compaq Computer
   Corporation (a) ..................................      35,000      2,598,750
 Comverse Technology, Inc. (a) ......................      35,000      1,323,436
 Dell Computer Corporation (a) ......................     130,000      6,906,250
 Encad, Inc. (a) ....................................      25,000      1,031,250
 Engineering Animation, Inc.(a) .....................       8,000        194,000
 Gateway 2000, Inc. (a) .............................      20,000      1,071,250
 International Game
   Technology .......................................      50,000        912,500
 Vanstar Corporatio (a) .............................      50,000      1,225,000

  CONSTRUCTION (0.10%)

 Apogee Enterprises, Inc. (a) .......................      10,000        397,500

  DEPARTMENT STORES (0.49%)

 TJX Companies, Inc. ................................      45,000      2,131,875

  EDUCATIONAL SERVICES (0.29%)

 Apollo Group, Inc. - Class A (a)(b) ................      37,500      1,253,906

  ELECTRIC SERVICES (0.27%)

 AES Corporation (a) ................................      25,000      1,162,500

  ELECTRICAL GOODS (0.06%)

 Hughes Supply, Inc. ................................       5,000        215,625

  ELECTRONIC COMPONENTS & ACCESSORIES (3.11%)

 American Power Conversion
   Corporation (a) ..................................      25,000        681,250
 BMC Industries, Inc. ...............................      30,000        945,000
 Intel Corporation ..................................      60,000      7,856,250
 Sanmina Corporation (a) ............................      25,000      1,412,500
 Videoserver, Inc. (a) ..............................      10,000        425,000
 Vitesse Semiconductor
   Corporation (a) ..................................      46,000      2,093,000

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.31%)

 Applied Magnetics Corporation (a) ..................      20,000        597,500
 Dynatech Corporation (a) ...........................      55,000      2,433,750

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUTED)
DECEMBER 31, 1996

                                                        NUMBER OF       MARKET
                                                          SHARES        VALUE
                                                        ----------    ----------
COMMON STOCKS (CONTINUED)

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (CONTINUED)

 Raychem Corporation ................................      32,500     $2,604,063

  ENVIRONMENTAL SERVICES (1.41%)

 United Waste Systems, Inc. (a) .....................      80,000      2,750,000
 U.S.A. Waste Services, Inc. (a) ....................     105,000      3,346,875

  FABRICATED METAL PRODUCTS (0.43%)

 Danaher Corporation ................................      40,000      1,865,000

  FINANCE (2.29%)

 Aames Financial Corporation (b) ....................      40,000      1,435,000
 ContiFinancial Corporation (a) .....................      19,200        693,600
 Delta Financial Corporation (a) ....................      10,000        180,000
 Green Tree Financial
   Corporation ......................................      55,000      2,124,375
 IMC Mortgage Company (a) ...........................       5,000        167,500
 Imperial Credit Industries,Inc (a) .................      60,000      1,260,000
 Student Loan Marketing Association .................      30,000      2,793,750
 The Money Store, Inc. (b) ..........................      45,000      1,243,125

  FOOD STORES (1.98%)

 Kroger Company (a) .................................      35,000      1,627,500
 Safeway, Inc. (a)(b) ...............................      77,500      3,313,125
 Vons Companies, Inc. (a) ...........................      60,000      3,592,500

  FOOD & KINDRED PRODUCTS (0.51%)

 Interstate Bakeries Corporation ....................      45,000      2,210,625

  FURNITURE & FIXTURES (0.15%)

 Herman Miller, Inc. (a) ............................      11,800        668,175

  FURNITURE & HOME FURNISHINGS STORES (0.64%)

 Bed Bath & Beyond, Inc. (a)(b) .....................      75,000      1,818,750
 Ethan Allen Interiors, Inc. (a) ....................      25,000        962,500

  GAS PRODUCTION & DISTRIBUTION (0.71%)

 Cooper Cameron Corporation (a) .....................      40,000      3,060,000

  HEALTH SERVICES (2.21%)

 Health Management Associates,
   Inc. (a) .........................................      80,625      1,814,063
 HEALTHSOUTH Corporation (a) ........................      90,000      3,476,250
 Oxford Health Plans, Inc. (a) ......................      20,000      1,171,250
 Renal Treatment Centers, Inc. (a) ..................      50,000      1,275,000
 Total Renal Care Holdings, Inc. (a) ................      25,500        924,375
 Universal Health Services, Inc. -
   Class B (a) ......................................      30,000        858,750

  HOTELS & OTHER LODGING PLACES (2.19%)

 Doubletree Corporation (a)(b) ......................      55,000      2,475,000
 HFS, Inc. (a) ......................................      82,500      4,929,375
 MGM Grand, Inc. (a) ................................      15,000        523,125
 Prime Hospitality Corp. (a) ........................      30,000        483,750
 Promus Hotel Corporation (a) .......................      35,000      1,036,875

  INDUSTRIAL MACHINERY & EQUIPMENT (1.64%)

 Baker Hughes, Inc. .................................      20,000        690,000
 Camco International, Inc. ..........................      25,000      1,153,125
 Smith International, Inc. (a) ......................      60,000      2,692,500
 U.S. Filter Corporation (b) ........................      80,000      2,540,000

  INSTRUMENTS & RELATED PRODUCTS (0.66%)

 SCI Systems, Inc. (a) ..............................      37,000      1,651,125
 Uniphase Corporation (a) ...........................      22,500      1,181,250

  INSURANCE (1.33%)

 American Bankers Insurance
   Group, Inc. ......................................      20,000      1,022,500
 CMAC Investment Corporation ........................      60,000      2,205,000
 ITT Hartford Group, Inc. ...........................      15,000      1,012,500
 Old Republic International
   Corporation ......................................      30,000        802,500
 TIG Holdings, Inc. .................................      20,000        677,500

  INSURANCE AGENTS, BROKERS & SERVICES (0.37%)

 Penncorp Financial Group, Inc. (b) .................      44,100      1,587,600

  IRON & STEEL FOUNDRIES (0.35%)

 Precision Castparts Corporation ....................      30,000      1,488,750

  LEATHER & LEATHER PRODUCTS (0.45%)

 Wolverine World Wide, Inc. .........................      67,500      1,957,500

  LIFE INSURANCE (2.38%)

 Conseco Inc. .......................................      95,016      6,057,270
 Sunamerica, Inc. ...................................      95,000      4,215,625

  LUMBER & OTHER BUILDING MATERIALS (0.26%)

 Eagle Hardware & Garden, Inc. (a) ..................      55,000      1,141,250

  MANAGEMENT SERVICES (1.12%)

 Corrections Corporation of America
   (a)(b) ...........................................      75,000      2,296,875
 Paychex, Inc. ......................................      45,000      2,314,688
 Whittman-Hart, Inc. (a) ............................       8,800        225,500

                 See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996


                                                         NUMBER OF      MARKET
                                                           SHARES       VALUE
                                                         ---------    ----------
COMMON STOCKS (CONTINUED)

  MANUFACTURING INDUSTRIES (0.54%)

 Blyth Industries. Inc. (a)(b) ......................      15,000     $  684,375
 Tiffany & Company ..................................      45,000      1,648,125

  MEDICAL INSTRUMENTS & SUPPLIES (0.62%)

 ESC Medical Systems
   Limited (a) ......................................      15,000        382,500
 Mentor Corporation .................................      45,000      1,327,500
 MiniMed, Inc. (a)(b) ...............................      30,000        967,500

  MISC. GENERAL MERCHANDISE STORES (0.47%)

 Consolidated Stores
   Corporation (a) ..................................      62,500      2,015,625

  MOTION PICTURES (0.42%)

 Regal Cinemas, Inc. (a)(b) .........................      59,500      1,829,625

 OIL & GAS EXTRACTION (8.10%)

 Benton Oil & Gas Company (a) .......................      30,000        678,750
 BJ Services Company -
   Warrants (a) .....................................      14,000        376,250
 BJ Services Company (a) ............................      19,378        988,278
 Chesapeake Energy
   Corporation (a)(b) ...............................      70,000      3,893,750
 Cliffs Drilling Company (a) ........................      20,000      1,265,000
 Comstock Resources, Inc.. (a) ......................      60,000        780,000
 Diamond Offshore Drilling, Inc. (a) ................      35,000      1,995,000
 ENSCO International, Inc. (a) ......................      35,000      1,697,500
 Falcon Drilling Company, Inc. (a)  .................      55,000      2,158,750
 Flores & Rucks, Inc. (a) ...........................      32,500      1,730,625
 Forcenergy, Inc. (a)(b) ............................      50,000      1,812,500
 Global Marine, Inc. (a)(b) .........................      90,000      1,856,250
 Marine Drilling Company, Inc. (a) ..................      55,000      1,082,813
 Noble Drilling Corporation (a) .....................      45,000        894,375
 Nuevo Energy Company (a)(b) ........................      15,000        780,000
 Pogo Producing Company .............................      57,500      2,716,875
 Reading & Bates Corporation (a) ....................      75,000      1,987,500
 Rowan Companies, Inc. (a) ..........................     110,000      2,488,750
 Rutherford-Moran Oil
   Corporation (a) ..................................      10,000        280,000
 Titan Exploration, Inc. (a) ........................      25,000        300,000
 Transocean Offshore, Inc. ..........................      50,000      3,131,250
 United Meridian Corporation (a) ....................      40,000      2,070,000

  PAPER & ALLIED PRODUCTS (0.20%)

 Sealed Air Corporation (a) .........................      21,000        874,125

  PAPER & PAPER PRODUCTS (0.16%)

 U.S. Office Products Company (a)(b) ................      20,000        682,500

  PERSONAL CREDIT INSTITUTIONS (0.79%)

 Household International, Inc. ......................      32,500      2,998,125
 RAC Financial Group, Inc. (a)(b) ...................      20,000        422,500

  PETROLEUM & PETROLEUM PRODUCTS (0.20%)

 Barrett Resources
   Corporation (a) ..................................      20,000        852,500

  PHARMACEUTICALS (2.45%)

 Dura Pharmaceuticals, Inc. (a) .....................     105,000      5,013,750
 Henry Schein, Inc. (a) .............................      17,000        584,375
 Jones Medical Industries, Inc. .....................      42,500      1,556,563
 Medicis Pharmaceutical Corporation
   Class A (a) ......................................      35,000      1,540,000
 Nu Skin Asia Pacific Inc. -
   Class A (a) ......................................       5,000        154,375
 Parexel International
   Corporation (a) ..................................      15,000        774,375
 Rexall Sundown, Inc. (a) ...........................      35,000        951,563

  PRIMARY METAL INDUSTRIES (0.41%)

 Mueller Industries, Inc. (a) .......................      20,000        770,000
 Titanium Metals Corporation (a) ....................      30,000        986,250

  PRINTING & PUBLISHING (0.81%)

 Consolidated Graphics, Inc. (a) ....................      20,000      1,120,000
 Meredith Corporation ...............................      45,000      2,373,750

  RADIO & TELEVISION BROADCASTING (0.61%)

 Evergreen Media Corporation -
   Class A (a) ......................................      57,500      1,437,500
 Infinity Broadcasting Corporation
   Class A (a) ......................................      27,500        924,688
 Univision Communications, Inc. (a) .................       7,400        273,800

  RADIO, TELEVISION, & COMPUTER STORES (0.32%)

 Inacom Corporation (a) .............................      35,000      1,400,000

  REAL ESTATE (0.25%)

 Amresco, Inc. (a) ..................................      40,000      1,070,000

  RESEARCH & TESTING SERVICES (0.51%)

 Curative Technologies, Inc. (a) ....................      20,000        553,750
 Quintiles Transnational
   Corporation (a)(b) ...............................      25,000      1,656,250

  RESTAURANTS (0.61%)

 Boston Chicken, Inc. (a)(b) ........................      26,000        932,750
 CKE Restaurants, Inc. ..............................      15,000        540,000

                 See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                                                        NUMBER OF      MARKET
                                                          SHARES       VALUE
                                                        ---------   ------------
COMMON STOCKS (CONTINUED)

  RESTAURANTS (CONTINUED)

 Landry's Seafood Restaurants,
   Inc. (a) ......................................        20,000    $    427,500
 Rainforest Cafe, Inc. (a)(b) ....................        31,900         749,650

  RETAIL NURSERIES & GARDEN STORES (0.10%)

 Central Garden and Pet
   Company (a) ...................................        20,000         421,250

  RETAIL TRADE (1.25%)

 Borders Group, Inc. (a) .........................        28,500       1,022,438
 CompUSA, Inc. (a)(b) ............................        90,000       1,856,250
 Price/Costco, Inc. (a) ..........................        40,000       1,005,000
 Staples, Inc. (a)(b) ............................        52,500         948,280
 The Sports Authority, Inc. (a) ..................        25,000         543,750

  SAVINGS INSTITUTIONS (1.66%)

 Astoria Financial Corporation ...................        15,000         553,125
 Greenpoint Financial Corporation ................        25,000       1,184,375
 TCF Financial Corporation .......................        45,000       1,957,500
 Washington Mutual, Inc. .........................        80,000       3,465,000

  SHOE STORES (0.52%)

 Just For Feet, Inc. (a)(b) ......................        45,000       1,181,250
 The Finish Line, Inc. (a) .......................        50,000       1,056,250

  TELECOMMUNICATIONS (1.36%)

 ACC Corporation (a) .............................        32,500         983,125
 Boston Technology, Inc. (a) .....................        15,000         431,250
 Cincinnati Bell, Inc. ...........................        55,000       3,389,375
 Mastec, Inc. (a)(b) .............................        20,000       1,060,000

  VARIETY STORES (0.22%)

 Dollar General Corporation ......................        30,000         960,000

  WATER TRANSPORTATION (0.59%)

 Tidewater, Inc. .................................        40,000       1,810,000
 Trico Marine Services, Inc. (a) .................        15,000         720,000

  WHOLESALE TRADE DURABLE GOODS (1.82%)

 Danka Business Systems PLC -
   sponsored ADR (b) .............................        25,000         884,375
 HA-LO Industries, Inc. (a) ......................        37,500       1,031,250
 Ingram Micro, Inc. (a) ..........................        35,000         805,000
 Omnicare, Inc. ..................................       120,000       3,855,000
 Shaw Group, Inc. (a)(b) .........................        15,000         350,625
 Richfood Holdings, Inc. .........................        37,500         909,375
                                                                    ------------
 Total Common Stocks
 (cost: $305,602,423) ..........................................     411,759,971
                                                                    ------------

                                                      PRINCIPAL        MARKET
                                                       AMOUNT          VALUE
                                                     -----------    ------------

SHORT-TERM U.S. GOVERNMENT OBLIGATION (3.88%)

 Student Loan Marketing
   Association
   6.50%, due 01/02/97 ...........................   $16,765,000    $ 16,761,973
                                                                    ------------
 Total Short-Term U.S. Government Obligation
 (cost: $16,761,973) ...........................................      16,761,973
                                                                    ------------
 Total Investment Securities
 (cost: $322,364,474) ..........................................    $428,522,016
                                                                    ============
SUMMARY
 Investments at value ............................         99.32%   $428,522,016
 Other Assets in
   Excess of Liabilities .........................          0.68%      2,932,311
                                                     -----------    ------------
 Net Assets ......................................        100.00%   $431,454,327
                                                     ===========    ============


NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No income dividends were paid during the preceding twelve months.
(b) As of December 31, 1996 security is on loan. See footnote 1C to financial statements.
(c)  Percentage is less than .01%.
ADR  American Depository Receipt

                 See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

                                                         NUMBER OF      MARKET
                                                          SHARES        VALUE
                                                         ---------    ----------

COMMON STOCKS (97.06%)

  AEROSPACE (3.89%)

 Boeing Company .....................................      48,000     $5,106,000
 Gulfstream Aerospace
   Corporation (a) ..................................      43,000      1,042,750
 Sundstrand Corporation .............................      57,000      2,422,500

  APPAREL PRODUCTS (2.10%)

 Gucci Group nv - NY registered
   share ............................................      46,100      2,944,638
 Tommy Hilfiger Corporation (a) .....................      35,000      1,680,000

  APPAREL, PIECE GOODS & NOTIONS (1.95%)

 Nike, Inc. - Class B ...............................      72,000      4,302,000

  BUSINESS SERVICES (1.57%)

 CUC International, Inc. (a) ........................      94,000      2,232,500
 Equifax, Inc. ......................................      40,400      1,237,250

  CHEMICALS & ALLIED PRODUCTS (1.77%)

 Monsanto Company ...................................     100,700      3,914,713

  COMMERCIAL BANKS (5.14%)

 Chase Manhattan Corporation ........................      52,000      4,641,000
 Citicorp ...........................................      54,200      5,582,600

 MBNA Corporation ...................................      27,000      1,120,500

  COMMUNICATIONS EQUIPMENT (5.53%)

 Ascend Communications, Inc. (a) ....................      35,400      2,199,225
 Cable Design Technologies (a) ......................      20,000        622,500
 Cascade Communications
   Corporation (a) ..................................      19,600      1,080,450
 Glenayre Technologies, Inc. (a) ....................      74,475      1,605,866
 Lucent Technologies, Inc. ..........................      18,400        851,000
 PairGain Technologies, Inc. (a) ....................      26,800        815,725
 PictureTel Corporation (a) .........................      66,500      1,729,000
 QUALCOMM, Inc. (a) .................................      30,000      1,196,250
 Tellabs, Inc. (a) ..................................      56,000      2,107,000

  COMPUTER & DATA PROCESSING SERVICES (16.22%)

 3Com Corporation (a) ...............................      63,700      4,673,988
 Adaptec, Inc. (a) ..................................     139,400      5,576,000
 Altera Corporation (a) .............................      62,100      4,513,894
 Computer Associates
   International, Inc. ..............................      17,200        855,700
 Compuware Corporation (a) ..........................      38,800      1,944,850
 First Data Corporation .............................     175,412      6,402,538
 Informix Corporation (a) ...........................     126,100      2,569,288
 Medic Computer Systems,
   Inc. (a) (b) .....................................      28,200      1,136,813
 Microsoft Corporation (a) ..........................      52,600      4,346,074
 Parametric Technology
   Company (a) ......................................      22,900      1,176,488
 Sun Microsystems, Inc. (a) .........................      99,200      2,548,200

  COMPUTER & OFFICE EQUIPMENT (6.35%)

 Cisco Systems, Inc. (a) ............................     110,400      7,024,200
 Electronics For Imaging, Inc. (a) ..................      25,600      2,105,600
 Hewlett-Packard Company ............................      41,500      2,085,374
 International Game Technology ......................     153,000      2,792,250

  DEPARTMENT STORES (0.64%)

 TJX Companies, Inc. ................................      30,000      1,421,250

  DRUG STORES & PROPRIETARY STORES (0.59%)

 Rite Aid Corporation (b) ...........................      33,000      1,311,750

  ELECTRONIC COMPONENTS & ACCESSORIES (5.58%)

 Intel Corporation ..................................      57,800      7,568,187
 Linear Technology Corporation ......................      30,100      1,320,638
 Maxim Integrated Products,
   Inc. (a) .........................................      24,400      1,055,300
 Xilinx, Inc. (a) ...................................      64,000      2,356,000

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.48%)

 General Electric Company ...........................      33,000      3,262,875

  ENGINEERING & MANAGEMENT SERVICES (1.06%)

 Halliburton Company ................................      38,900      2,343,725

  ENVIRONMENTAL SERVICES (2.15%)

 United Waste Systems, Inc. (a) .....................      34,000      1,168,750
 U.S.A. Waste Services, Inc. (a) ....................     111,900      3,566,813

  FINANCE (1.83%)

 Green Tree Financial
   Corporation ......................................      29,600      1,143,300
 The Money Store, Inc. (b) ..........................     105,000      2,900,625

  FOOD STORES (0.50%)

 Safeway, Inc. (a) (b) ..............................      25,900      1,107,225

  HEALTH SERVICES (3.25%)

 Columbia/HCA Healthcare
   Corporation ......................................      88,500      3,606,375
 IDEXX Laboratories, Inc. (a) .......................      40,000      1,440,000
 PhyCor, Inc. (a) (b) ...............................      75,000      2,128,125

  HOTELS & OTHER LODGING PLACES (0.39%)

 Mirage Resorts, Inc. (a) ...........................      40,000        865,000

                 See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                                                       NUMBER OF       MARKET
                                                         SHARES        VALUE
                                                       ---------    ------------
COMMON STOCKS (CONTINUED)

  INDUSTRIAL MACHINERY & EQUIPMENT (1.97%)

 Case Corporation .................................       32,000     $1,744,000
 Smith International, Inc. (a) ....................       33,100      1,485,363
 United Technologies Corporation ..................       17,000      1,122,000

  INSURANCE (2.50%)

 American International Group,
   Inc ............................................       50,900      5,509,925

  LEATHER & LEATHER PRODUCTS (0.95%)

 Nine West Group, Inc. (a) ........................       45,000      2,086,875

  LUMBER & OTHER BUILDING MATERIALS (2.62%)

 Home Depot, Inc. .................................      115,500      5,789,438

  MEDICAL INSTRUMENTS & SUPPLIES (2.80%)

 Boston Scientific Corporation (a) ................       24,500      1,470,000
 Hologic, Inc. (a) ................................       34,000        841,500
 Medtronic, Inc. ..................................       32,000      2,176,000
 Target Therapeutics, Inc. (a) ....................       40,000      1,680,000

  OIL & GAS EXTRACTION (1.81%)

 Schlumberger, Ltd. ...............................       40,000      3,995,000

  PERSONAL SERVICES (4.41%)

 Cintas Corporation ...............................       29,000      1,703,750
 Service Corporation International ................      177,400      4,967,200
 Loewen Group, Inc. ...............................       78,300      3,063,488

  PHARMACEUTICALS (7.47%)

 Amgen, Inc. (a) ..................................       27,700      1,506,186
 Biochem Pharma, Inc. (a) .........................       19,500        979,875
 Bristol-Myers Squibb Company .....................       10,000      1,087,500
 Eli Lilly & Company ..............................       53,600      3,912,800
 Merck & Company, Inc. ............................       41,500      3,288,875
 Pfizer, Inc. .....................................       25,400      2,105,025
 Warner-Lambert Company ...........................       47,500      3,562,500

  PRIMARY METAL INDUSTRIES (0.89%)

 Titanium Metals Corporation (a) ..................       60,000      1,972,500

  RESTAURANTS (2.60%)

 Boston Chicken, Inc. (a)(b) ......................       89,400      3,207,225
 Lone Star Steakhouse & Saloon (a)(b) .............       75,100      2,008,925
 Outback Steakhouse, Inc. (a) .....................       19,500        521,625

  RETAIL TRADE (1.07%)

 OfficeMax, Inc. (a) ..............................      221,725       2,355,828

  SECURITY & COMMODITY BROKERS (1.01%)

 Charles Schwab Corporation (b) ...................       69,400       2,220,800

  TELECOMMUNICATIONS (2.94%)

 LCI International, Inc. (a) ......................       48,900       1,051,350
 Oy Nokia Ab ADR ..................................       25,400       1,463,675
 Telecomunicacoes Brasileiras SA -
   Sponsored ADR ..................................       21,500       1,644,750
 WorldCom, Inc. (a) ...............................       89,500       2,332,593

  VARIETY STORES (0.72%)

 Dollar General Corporation .......................       49,300       1,577,600

  WATER TRANSPORTATION (0.49%)

 Tidewater, Inc. ..................................       23,700       1,072,425

  WHOLESALE TRADE DURABLE GOODS (0.82%)

 Ingram Micro, Inc. (a) ...........................       79,000       1,817,000
                                                                   ------------
 Total Common Stocks
 (cost: $180,943,958) ..........................................     214,074,258
                                                                    ------------


                                                    PRINCIPAL          MARKET
                                                      AMOUNT           VALUE
                                                    ----------     -------------

SHORT-TERM OBLIGATION (3.30%)

 Investors Bank & Trust Company (c)
   5.91% Repurchase
   Agreement
   dated 12/31/96 to be
   repurchased at $7,274,373
   on 01/02/97 ..................................   $7,271,985     $  7,271,985
                                                                   ------------
 Total Short-Term Obligation
 (cost: $7,271,985) .............................                     7,271,985
                                                                   ------------
 Total Investment Securities
    (cost: $188,215,943) ........................                  $221,346,243
                                                                   ============

SUMMARY
 Investments at value ...........................       100.36%    $221,346,243
 Liabilities in Excess
   of Other Assets ..............................        (0.36%)       (793,866)
                                                    ----------     ------------
 Net Assets .....................................       100.00%    $220,552,377
                                                    ==========     ============

                 See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No income dividends were paid during the preceding twelve months.
(b) As of December 31, 1996 security is on loan. See footnote 1C to financial statements.
(c) Collateralized by $ 895,000 Federal Home Loan Mortgage Corporation 9.51% due 11/01/23; $ 7,150,000 Federal Home Loan Mortgage Corporation 9.51% due 05/15/23; market value and accrued interest aggregated $404,386 and $7,231,526 respectively for the collateral at December 31, 1996.
ADR American Depository Receipt

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996


                                                       PRINCIPAL        MARKET
                                                         AMOUNT         VALUE
                                                       ----------    -----------

U.S. GOVERNMENT OBLIGATIONS (33.41%)

 U.S. Treasury Bonds
   7.25%, due 05/15/16 ............................    $1,500,000    $ 1,584,315
 U.S. Treasury Bonds
   7.50%, due 11/15/16 ............................     1,500,000      1,624,410
 U.S. Treasury Bonds
   7.13%, due 02/15/23 ............................     2,000,000      2,087,500
 U.S. Treasury Notes(b)
   6.38%, due 08/15/02 ............................     2,000,000      2,013,980
 U.S. Treasury Notes
   7.25%, due 08/15/04 ............................     1,500,000      1,578,510
 U.S. Treasury Notes
   6.50%, due 05/15/05 ............................     2,000,000      2,012,600
 U.S. Treasury Notes(b)
   6.50%, due 10/15/06 ............................     1,000,000      1,005,000
 U.S. Treasury Notes(b)
   7.00%, due 04/15/99 ............................     1,500,000      1,533,330
 U.S. Treasury Notes
   7.13%, due 09/30/99 ............................     1,500,000      1,541,145
 U.S. Treasury Notes
   6.00%, due 10/15/99 ............................     1,500,000      1,500,960
                                                                     -----------
 Total U.S. Government Obligations
 (cost: $16,398,703) ............................................     16,481,750
                                                                     -----------




                                                       NUMBER OF        MARKET
                                                         SHARES         VALUE
                                                       ----------    -----------

CONVERTIBLE PREFERRED STOCKS (3.94%)

  AGRICULTURE (1.31%)

 Dole Food Company ................................        18,000    $   645,750

  HOLDING & OTHER INVESTMENT OFFICES (1.17%)

 Walden Residential
   Properties, Inc. ...............................        20,000        577,500

  LIFE INSURANCE (1.46%)

 SunAmerica, Inc. (a) .............................        17,000        718,250
                                                                     -----------
 Total Convertible Preferred Stocks
 (cost: $1,895,010) .............................................      1,941,500
                                                                     -----------

PREFERRED STOCKS (1.38%)

  FINANCE (1.38%)

 Crimi Mae, Inc. ..................................        23,500        681,500
                                                                     -----------
 Total Preferred Stocks
 (cost: $602,375) ...............................................        681,500
                                                                     -----------
COMMON STOCKS (57.02%)

  AUTOMOTIVE (1.34%)

 Chrysler Corporation .............................       20,000         660,000

  AUTOMOTIVE DEALERS & SERVICE STATIONS (1.98%)

 Ugly Duckling Corporation (a) ...................        50,000         975,000

  CHEMICALS & ALLIED PRODUCTS (2.01%)

 IMC Global, Inc. ................................        20,000         782,500
 Styling Technology Corporation (a) ..............        20,000         207,500

  COMMERCIAL BANKS (1.50%)

 Norwest Corporation .............................        17,000         739,500

  COMMUNICATIONS EQUIPMENT (1.27%)

 Lucent Technologies, Inc. .......................        13,500         624,375

  COMPUTER & DATA PROCESSING SERVICES (0.53%)

 Digex, Inc. (a) .................................        25,000         259,375

  COMPUTER & OFFICE EQUIPMENT (1.32%)

 Hewlett-Packard Company .........................        13,000         653,250

  DEPARTMENT STORES (1.30%)

 Wal-Mart Stores, Inc. ...........................        28,000         640,500

  ELECTRIC SERVICES (3.45%)

 Duke Power Company(b) ...........................        12,000         555,000
 NIPSCO Industries, Inc. .........................        15,000         594,375
 Teco Energy, Inc. ...............................        23,000         554,875

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.30%)

 General Electric Company ........................         6,500         642,688

  FABRICATED METAL PRODUCTS (1.46%)

 Masco Corporation ...............................        20,000         720,000

  FINANCE (3.62%)

 Federal National Mortgage
   Association ...................................        17,000         633,250
 Mego Financial Corp. (a) ........................        50,000         437,500
 Student Loan Marketing
   Association ...................................         7,700         717,063

  FOOD & KINDRED PRODUCTS (1.43%)

 Archer-Daniels-Midland
   Company .......................................        32,000         704,000

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                                                        NUMBER OF      MARKET
                                                          SHARES        VALUE
                                                        ----------   -----------
COMMON STOCKS (CONTINUED)

  GAS PRODUCTION & DISTRIBUTION (1.46%)

 Sonat, Inc. ......................................        14,000    $   721,000

  HEALTH SERVICES (4.31%)

 Columbia/HCA Healthcare
   Corporation ....................................        16,950        690,713
 Foundation Health
   Corporation (a) ................................        24,000        762,000
 United Healthcare Corporation ....................        15,000        675,000

  HOLDING & OTHER INVESTMENT OFFICES (8.64%)

 Equity Residential Properties
   Trust ..........................................        17,000        701,250
 Health and Retirement Property
   Trust ..........................................        31,000        600,625
 Liberty Property Trust ...........................        24,000        618,000
 Merry Land & Investment Company,
   Inc ............................................        23,000        494,500
 Prime Retail, Inc. ...............................        53,000        662,500
 Shurgard Storage Centers, Inc. -
   Class A ........................................        19,000        562,875
 Storage USA, Inc. ................................        16,500        620,813

  INSURANCE (1.41%)

 Allstate Corporation .............................        12,000        694,500

  LIFE INSURANCE (2.58%)

 Equitable of Iowa Companies ......................        14,000        642,250
 Western National Corporation .....................        33,000        635,250

  MINING (1.91%)

 Potash Corporation of
   Saskatchewan, Inc. (b) .........................        11,000        935,000

  OIL & GAS EXTRACTION (2.69%)

 Dresser Industries, Inc. .........................        21,100        654,100
 Enron Corporation ................................        15,600        672,750

  PAPER & ALLIED PRODUCTS (1.35%)

 Kimberly-Clark Corporation .......................         7,000        666,750

  SAVINGS INSTITUTIONS (5.86%)

 BankUnited Financial Corporation -
   Class A (a) ....................................        35,000        350,000
 ITLA Capital Corporation (a) .....................        46,000        690,000
 Pacific Crest Capital, Inc. (a) ..................        55,000        632,500
 Poughkeepsie Savings Bank, FSB ...................       100,000        525,000
 Washington Mutual, Inc. ...........................       16,000        693,000

  STONE, CLAY & GLASS PRODUCTS (1.43%)

 Gentex Corporation (a) ............................       35,000        704,375

  TELECOMMUNICATIONS (1.50%)

 GTE Corporation ...................................       16,300        741,649

  TEXTILE MILL PRODUCTS (1.37%)

 Fruit of the Loom, Inc. (a) .......................       18,000        681,749
                                                                     -----------
 Total Common Stocks
 (cost: $23,450,984) .............................................    28,128,900
                                                                     -----------

                                                      PRINCIPAL        MARKET
                                                        AMOUNT          VALUE
                                                     -----------     -----------
SHORT-TERM OBLIGATION (3.64%)

 Prudential-Bache Securities, Inc. (c)
   5.72% Repurchase
   Agreement dated
   12/31/96 to be
   repurchased at
   $1,796,590 on 01/02/97 .......................    $ 1,796,020     $ 1,796,020
                                                                     -----------
 Total Short-Term Obligation
 (cost: $1,796,020) .............................                      1,796,020
                                                                     -----------
 Total Investment Securities
 (cost: $44,143,092) ............................                    $49,029,670
                                                                     ===========
SUMMARY
 Investments at value ...........................          99.39%    $49,029,670
 Other Assets in Excess of
   Liabilities ..................................           0.61%        301,009
                                                     -----------     -----------
 Net Assets .....................................         100.00%    $49,330,679
                                                     ===========     ===========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No income dividends were paid during the preceding twelve months.
(b) As of December 31, 1996 security is on loan. See footnote 1C to financial statements.
(c) Collateralized by $1,958,087 Federal National Mortgage Association 6.08% due 12/01/35; market value and accrued interest aggregated $1,831,940 for this collateral at December 31, 1996.

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
UTILITY PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                                                        PRINCIPAL       MARKET
                                                          AMOUNT        VALUE
                                                        ---------     ----------

CONVERTIBLE BONDS (8.54%)

  APPAREL & ACCESSORY STORES (0.32%)

 Saks Holdings, Inc.
    5.50%, due 09/15/06 ............................     $140,000     $  126,875

  COMPUTER & OFFICE EQUIPMENT (0.88%)

 Solectron Corporation - Series 144A (c)
   6.00%, due 03/01/06 .............................      310,000        334,025

  ELECTRIC, GAS & SANITARY SERVICES (0.39%)

 Korea Electric Power
   Corporation (b)
   5.00%, due 08/01/01 .............................      140,000        145,425

  ENGINEERING & MANAGEMENT SERVICES (0.93%)

 New World Infrastructure -
   Series 144A (c)
   5.00%, due 07/15/01 .............................      300,000        355,781

  FINANCE (1.00%)

 Salomon, Inc. DECS
   6.25%, due 02/01/01 .............................        6,300        379,575

  HEALTH SERVICES (0.44%)

 Tenet Healthcare Corporation
   6.00%, due 12/01/05 .............................      160,000        169,000

  LIFE INSURANCE (0.67%)

 SunAmerica, Inc.
   6.50%, due 10/31/99 .............................        6,000        253,500

  PHARMACEUTICALS (0.76%)

 Alza Corporation
   5.00%, due 05/01/06 .............................      300,000        289,125

  SECURITY & COMMODITY BROKERS (3.15%)

 Merrill Lynch STRYPES
   convertible to Cox
   Communications, Inc.
   6.00%, due 06/01/99 .............................        7,900        175,775
 Merrill Lynch STRYPES
   convertible to IMC Global, Inc.
   6.25%, due 01/02/01 .............................        4,500        180,563
 Merrill Lynch STRYPES
   convertible to SunAmerica, Inc.
   7.25%, due 06/15/99 .............................        2,900        192,850
 Merrill Lynch STRYPES
   convertible to MGIC
   Investment Corporation
   6.50%, due 08/15/98 .............................        9,700        652,325
                                                                      ----------
 Total Convertible Bonds
 (cost: $2,988,605) .............................................      3,254,819
                                                                      ----------

                                                       NUMBER OF        MARKET
                                                         SHARES         VALUE
                                                       ----------     ----------

CONVERTIBLE PREFERRED STOCKS (10.20%)

  COMPUTER & DATA PROCESSING SERVICE (1.66%)

 Microsoft Corporation -
  Series A .........................................        7,900     $  632,987

  ENVIRONMENTAL SERVICES (0.86%)

 Browning-Ferris Industries, Inc. ..................       11,500        327,750

  FINANCE (0.47%)

 Salomon, Inc. - Series FSA ........................        5,800        177,625

  GAS PRODUCTION & DISTRIBUTION (1.64%)

 Williams Companies, Inc. ..........................        7,100        627,463

  INSURANCE (0.96%)

 Aetna Inc. ........................................        4,600        365,124

  METAL MINING (0.92%)

 Coeur D'Alene Mines Corporation ...................       20,100        351,750

  PAPER & ALLIED PRODUCTS (0.94%)

 Alco Standard Corporation -
   Series BB (b) ...................................        1,700        162,350
 International Paper Company .......................        4,300        196,725

  PAPER & PAPER PRODUCTS (0.47%)

 Amcor Ltd. (a) ....................................        3,500        178,500

  PETROLEUM REFINING (0.97%)

 Tosco Financing Trust-Series
   144A (a) (c) ....................................        7,200        369,900

  PRINTING & PUBLISHING (0.45%)

 Hollinger International, Inc. .....................       15,000        172,500

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
UTILITY PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996


                                                       NUMBER OF       MARKET
                                                        SHARES         VALUE
                                                       ---------    -----------

CONVERTIBLE PREFERRED STOCKS (CONTINUED)

  TELECOMMUNICATIONS (0.86%)

 AirTouch Communications, Inc. -
   Series B (b) ...................................       12,000    $   327,000
                                                                    -----------
 Total Convertible Preferred Stocks
 (cost: $3,748,491) ...............................                   3,889,674
                                                                    -----------
COMMON STOCKS (79.00%)

  AUTOMOTIVE (1.00%)

 Ford Motor Company ...............................       11,900        379,313

  COMMERCIAL BANKS (0.95%)

 Mellon Bank Corporation ..........................        5,100        362,100

  ELECTRIC SERVICES (42.74%)

 CINergy Corporation ..............................       14,500        483,938
 CMS Energy Corporation ...........................       38,300      1,287,837
 DPL, Inc. ........................................       44,300      1,085,350
 DQE, Inc. ........................................       30,750        891,750
 Duke Power Company (b) ...........................       31,400      1,452,250
 FPL Group, Inc. ..................................       34,200      1,573,200
 GPU, Inc. ........................................       17,400        585,075
 Iberdrola S.A ....................................       17,700        250,774
 Illinova Corporation .............................       32,700        899,250
 National Power plc - Sponsored ADR ...............       25,930        878,379
 NIPSCO Industries, Inc. ..........................       24,400        966,850
 PacifiCorp .......................................       29,100        596,550
 Peco Energy Company ..............................       28,700        724,675
 Pinnacle West Capital Corporation ................       39,100      1,241,425
 Portland General Corporation .....................       20,300        852,600
 Southern Company .................................       41,100        929,887
 Teco Energy, Inc. (b) ............................       34,600        834,725
 Texas Utilities Company ..........................       18,500        753,875

  ELECTRIC, GAS & SANITARY SERVICES (1.03%)

 American Water Works Company, Inc. ...............        8,000        165,000
 Korea Electric Power Corporation -
   Sponsored ADR ..................................       11,100        227,550

  GAS PRODUCTION & DISTRIBUTION (6.80%)

 MCN Corporation ..................................       31,100        898,013
 New Jersey Resources Corporation .................        2,100         61,425
 Pacific Enterprises ..............................       26,600        807,975
 PanEnergy Corporation ............................        7,800        351,000
 Williams Companies, Inc. .........................       12,600        472,500

  HOLDING & OTHER INVESTMENT OFFICES (3.04%)

 Meditrust Corporation ............................       29,000      1,160,000

  LIFE INSURANCE (D)

 SunAmerica, Inc. .................................            2             89

  PETROLEUM REFINING (0.46%)

 Exxon Corporation ................................        1,800        176,400

  TELECOMMUNICATIONS (21.06%)

 Ameritech Corporation ............................       17,700      1,073,062
 AT&T Corporation .................................        7,400        321,900
 BellSouth Corporation ............................       29,500      1,191,062
 Frontier Corporation .............................        7,900        178,738
 GTE Corporation ..................................       26,300      1,196,650
 MCI Communications Corporation ...................       37,800      1,235,587
 Pacific Telesis Group ............................       22,600        830,550
 SBC Communications, Inc. .........................        4,000        207,000
 Sprint Corporation ...............................       18,600        741,675
 Stet Societa' Finanziaria
   Telefonica S.p.A ...............................      142,000        479,765
 Telecomunicacoes Brasileiras S.A .................
  - Sponsored ADR .................................        5,400        413,100
 Telefonica del Peru S.A. - ADR ...................        8,400        158,550

  TOBACCO PRODUCTS (1.92%)

 Philip Morris Companies, Inc. ....................        6,500        732,063
                                                                    -----------
 Total Common Stocks
 (cost: $27,035,045) ...........................................     30,109,457
                                                                    -----------

                                                      PRINCIPAL        MARKET
                                                        AMOUNT         VALUE
                                                     -----------    -----------

SHORT-TERM OBLIGATION (5.06%)

 HSBC Securities, Inc. (e)
   5.50%, Repurchase
   Agreement dated 12/31/96
   to be repurchased at
   $1,927,589 on 01/02/97 ........................   $ 1,927,000    $ 1,927,000

 Total Short-Term Obligation
 (cost: $1,927,000) ..............................                    1,927,000
                                                                    -----------
 Total Investment Securities
 (cost: $35,699,141) .............................                  $39,180,950
                                                                    ===========

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
UTILITY PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996


SUMMARY
  Investments at value ...............         $102.80%          $ 39,180,950
  Liabilities in Excess
    of Other Assets ..................           (2.80%)           (1,065,619)
                                               -------           ------------
  Net Assets .........................          100.00%          $ 38,115,331
                                               =======           ============

INVESTMENTS BY COUNTRY

SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF TOTAL PORTFOLIO NET
ASSETS.

                                              MARKET VALUE        PERCENTAGE
                                              ------------        ----------

      Italy .........................         $   479,765            1.26%
      Spain .........................             250,774            0.66%
      United States .................          37,384,792           98.08%
                                              -----------          ------
                                              $38,115,331          100.00%
                                              ===========          ======


NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No income dividends were paid during the preceding twelve months.
(b) As of December 31, 1996 security is on loan. See footnote 1C to financial statements
(c) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
(d)  Percentage is less than .01%.
(e) Collateralized by $1,985,000 U.S. Treasury Notes 4.75% due 09/30/98; market value and accrued interest aggregated $1,976,162 for this collateral at December 31, 1996.
ADR American Depository Receipt

                  See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
TACTICAL ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTIMENTS
DECEMBER 31, 1996

                                                      PRINCIPAL        MARKET
                                                       AMOUNT          VALUE
                                                     ----------     -----------
U.S. GOVERNMENT OBLIGATIONS (9.31%)

 U.S. Treasury Notes
   6.88%, due 03/31/00 .........................    $ 5,000,000     $ 5,111,900
 U.S. Treasury Notes
   6.38%, due 08/15/02 .........................      5,000,000       5,034,950
 U.S. Treasury Notes
   5.38%, due 05/31/98 .........................      4,000,000       3,978,560
 U.S. Treasury Notes
   5.88%, due 08/15/98 .........................      2,000,000       2,001,500
 U.S. Treasury Notes
   7.13%, due 10/15/98 .........................      3,000,000       3,064,590
                                                                    -----------
 Total U.S. Government Obligations
 (cost: $19,240,192) ..........................................      19,191,500
                                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (8.72%)

 Federal Farm Credit Banks
   6.00%, due 06/24/99 .........................      5,000,000       4,963,650
 Federal Home Loan Mortgage
   Corporation
   7.44%, due 09/20/06 .........................      5,000,000       5,068,750
 Federal Home Loan Bank
   7.10%, due 02/28/11 .........................      1,000,000         960,710
 Federal National Mortgage
   Association
   6.81%, due 05/15/00 .........................      1,000,000       1,001,070
 Federal National Mortgage
   Association
   6.18%, due 01/03/97 .........................      1,000,000       1,000,000
 Federal National Mortgage
   Association (c)
   5.40%, due 05/25/99 .........................      2,250,000       2,246,233
 Federal National Mortgage
   Association (c)
   5.40%, due 05/25/99 .........................      2,750,000       2,743,869
                                                                    -----------
 Total U.S. Government Agency Obligations
 (cost: $18,105,240) ..........................................      17,984,282
                                                                    -----------
CORPORATE DEBT SECURITIES (2.92%)

  FABRICATED METAL PRODUCTS (0.49%)

 Masco Corporation
   6.63%, due 09/15/99 ........................      1,000,000       1,003,750

  FINANCE (2.43%)

 Ford Motor Credit Company -
   Series MTN
   5.81%, due 11/09/98 .........................      5,000,000       5,006,410
                                                                    -----------
 Total Corporate Debt Securities
 (cost: $6,016,963) ...........................................       6,010,160
                                                                    -----------


                                                      NUMBER OF         MARKET
                                                       SHARES           VALUE
                                                    -------------     ----------
PREFERRED STOCKS (0.49%)

  TELECOMMUNICATIONS (0.49%)

 MCI Capital I - Series A ........................       40,000       $1,000,000
                                                                      ----------
 Total Preferred Stocks
 (cost: $1,000,000) ..............................                     1,000,000
                                                                      ----------
COMMON STOCKS (53.67%)

  AUTOMOTIVE (3.40%)

 Chrysler Corporation ............................      135,000        4,455,000
 Ford Motor Company ..............................       80,000        2,550,000

  CHEMICALS & ALLIED PRODUCTS (0.98%)

 Georgia Gulf Corporation ........................       75,000        2,015,625

  COMMUNICATIONS EQUIPMENT (2.11%)

 Cox Communications, Inc. (a) (b) ................       50,000        1,156,250
 Philips Electronics N.V. - NY
   shares -ADR ...................................       80,000        3,200,000

  COMPUTER & DATA PROCESSING SERVICE (1.61%)

 Digi International, Inc. (a) ....................      100,000          950,000
 Novell, Inc. (a) ................................      250,000        2,367,175

  COMPUTER & OFFICE EQUIPMENT (1.53%)

 Seagate Technology, Inc. (a) ....................       80,000        3,160,000

  DEPARTMENT STORES (2.51%)

 May Department Stores Company ...................       60,000        2,805,000
 TJX Companies, Inc. .............................       50,000        2,368,750

  ELECTRONIC COMPONENTS & ACCESSORIES (1.20%)

 MEMC Electronic Materials,
   Inc. (a) ......................................      110,000        2,475,000

  FINANCE (3.66%)

 Countrywide Credit Industries,
   Inc ...........................................      108,400        3,102,950
 Federal Home Loan Bank -
   Series JJ11 ...................................       20,000        2,202,500
 Federal National Mortgage
   Association ...................................       60,000        2,235,000

  HOLDING & OTHER INVESTMENT OFFICES (1.71%)

 Trizec Hahn Corporation .........................      160,000        3,520,000

  INDUSTRIAL MACHINERY & EQUIPMENT (1.57%)

 Applied Materials, Inc. (a) .....................       90,000        3,234,375

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
TACTICAL ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                                                        NUMBER OF     MARKET
                                                          SHARES      VALUE
                                                        ---------  ------------

COMMON STOCKS (CONTINUED)

  INSURANCE (5.89%)

 AFLAC, Inc. ....................................         60,000   $  2,565,000
 AMBAC, Inc. ....................................         30,000      1,991,250
 Frontier Insurance Group,
   Inc. (b) .....................................         30,000      1,147,500
 MGIC Investment Corporation ....................         30,000      2,280,000
 The PMI Group, Inc. ............................         75,000      4,153,125

  MINING (1.44%)

 Potash Corporation of
   Saskatchewan, Inc. (b) .......................         35,000      2,975,000

  PERSONAL CREDIT INSTITUTIONS (0.64%)

 Associates First Capital
   Corporation ..................................         30,000      1,323,750

  PETROLEUM REFINING (1.11%)

 Valero Energy Corporation ......................         80,000      2,290,000

  PHARMACEUTICALS (1.55%)

 McKesson Corporation ...........................         30,000      1,680,000
 R. P. Scherer Corporation (a) ..................         30,000      1,507,500

  PRIMARY METAL INDUSTRIES (3.24%)

 Alumax, Inc. (a) ...............................         80,000      2,670,000
 Aluminum Company of America ....................         30,000      1,912,500
 Birmingham Steel Corporation ...................        110,000      2,090,000

  RADIO & TELEVISION BROADCASTING (0.51%)

 Viacom, Inc. - Class B (a) .....................         30,000      1,046,250

  RESIDENTIAL BUILDING CONSTRUCTION (1.64%)

 Clayton Homes, Inc. ............................        250,000      3,375,000

  RESTAURANTS (1.23%)

 Cracker Barrel Old Country Store,
   Inc ..........................................        100,000      2,537,500

  RETAIL TRADE (3.42%)

 Fingerhut Companies, Inc. ......................        160,000      1,960,000
 Toys "R" Us, Inc. (a) ..........................        170,000      5,100,000

  RUBBER & MISC. PLASTIC PRODUCTS (2.28%)

 Dow Chemical Company (b) .......................         60,000      4,702,500

  SECURITY & COMMODITY BROKERS (1.22%)

 Lehman Brothers Holdings, Inc. .................         80,000      2,510,000

  SHOE STORES (1.36%)

 Payless Shoesource, Inc. (a) ...................         75,000      2,812,500

  TELECOMMUNICATIONS (2.43%)

 A T & T Corporation ............................         60,000      2,610,000
 Sprint Corporation .............................         60,000      2,392,500

  TEXTILE MILL PRODUCTS (0.83%)

 Wellman, Inc. ..................................        100,000      1,712,500

  TOBACCO PRODUCTS (3.33%)

 Philip Morris Companies, Inc. ..................         35,000      3,941,875
 UST, Inc. (b) ..................................         90,000      2,913,750

  WHOLESALE TRADE DURABLE GOODS (1.30%)

 Arrow Electronics, Inc. (a) ....................         50,000      2,675,000
                                                                    -----------
 Total Common Stocks
 (cost: $94,256,415) ............................                   110,672,625
                                                                   ------------


                                                      Principal       Market
                                                       Amount         Value
                                                    ------------   ------------
SHORT-TERM U.S. GOVERNMENT OBLIGATION (2.43%)

 Student Loan Marketing
   Association (c)
     5.64%, due 02/14/97 ........................   $  5,000,000   $  5,001,565
                                                                   ------------
 Total Short-Term U.S. Government Obligation
 (cost: $5,006,795) .............................                     5,001,565
                                                                   ------------
COMMERCIAL PAPER (22.09%)

 PHH Corporation
   5.45%, due 01/06/97 ..........................      5,000,000      4,996,215
 ASI Funding Corporation
   5.52%, due 01/10/97 ..........................      2,700,000      2,696,274
 Enterprise Funding Corporation
   5.47%, due 01/07/97 ..........................      4,499,000      4,494,898
 Enterprise Funding Corporation
   5.47%, due 01/07/97 ..........................      1,900,000      1,898,268
 Enterprise Funding Corporation
   5.77%, due 01/09/97 ..........................      4,300,000      4,294,486
 Gotham Funding Corporation 5.54%,
   due 01/10/97 .................................      1,378,000      1,376,091
 Gotham Funding Corporation 5.75%,
   due 01/27/97 .................................      5,000,000      4,979,236
 Holland Ltd. Securitization
   5.72%, due 01/24/97 ..........................      2,000,000      1,992,691
 Industrial Funding Corporation
   5.70%, due 01/15/97 ..........................      5,700,000      5,687,365
 Investment Research & Information
   Services Limited 5.60%, due
   01/10/97 .....................................      1,000,000        998,600
 Merrill Lynch & Co., Inc.
   5.80%, due 01/03/97 ..........................        250,000        249,919


                     See notes to schedule of investments.
   The notes to the financial statement are an integral part of this report.

WRL SERIES FUND, INC.
TACTICAL ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTIMENTS
DECEMBER 31, 1996

                                                  PRINCIPAL          MARKET
                                                    AMOUNT            VALUE
                                                -------------      ------------

COMMERCIAL PAPER (CONTINUED)

 Triple A One Funding Corporation
   5.80%, due 01/02/97 ....................     $  3,100,000       $  3,099,500
 Triple A One Funding Corporation
   6.27%, due 01/02/97 ....................          550,000            549,904
 Triple A One Funding Corporation
   5.47%, due 01/03/97 ....................        3,207,000          3,206,026
 Triple A One Funding Corporation
   5.47%, due 01/03/97 ....................        2,150,000          2,149,347
 Triple A One Funding Corporation
   5.52%, due 01/09/97 ....................          730,000            729,105
 Twin Towers, Inc. ........................
   5.75%, due 01/08/97 ....................          750,000            749,162
 Fingerhut Companies, Inc. ................
   5.45%, due 01/03/97 ....................        1,400,000          1,399,577
                                                                   ------------
 Total Commercial Paper
 (cost $45,546,664) .......................                          45,546,664
                                                                   ------------
 Total Investment Securities
    (cost: $189,172,269) ..................                        $205,406,796
                                                                   ============
SUMMARY
 Investments at value .....................            99.63%      $205,406,796
 Other Assets in
   Excess of Liabilities ..................             0.37%           764,929
                                                ------------       ------------
 Net Assets ...............................           100.00%      $206,171,725
                                                ============       ============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No income dividends were paid during the preceding twelve months.
(b) As of December 31, 1996, security is on loan. See footnote 1C to financial statements.
(c)  Floating rate note. Rate listed is as of December 31, 1996.

                   See notes to schedule of investments.
   The notes to the financial statement are an integral part of this report.

WRL SERIES FUND, INC.
C.A.S.E. GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

                                                           NUMBER OF    MARKET
                                                             SHARES     VALUE
                                                           ---------  ----------

COMMON STOCKS (80.37%)

  AEROSPACE (1.56%)

 AAR Corporation ........................................     13,700   $414,425

  AGRICULTURE (1.47%)

 Chiquita Brands International, Inc. ....................     30,600    390,150

  APPAREL PRODUCTS (1.77%)

 Pillowtex ..............................................     16,600    298,800
 U.S. Industries, Inc. (a) ..............................      5,000    171,875

  APPAREL & ACCESSORY STORES (1.00%)

 Gymboree Corp. (a) .....................................     11,600    265,350

  BUSINESS SERVICES (1.73%)

 Equifax, Inc. ..........................................     15,000    459,375

  CHEMICALS & ALLIED PRODUCTS (1.81%)

 Ethyl Corporation ......................................     50,000    481,250

  COMMERCIAL BANKS (4.92%)

 City National Corporation ..............................     20,500    443,313
 Magna Group, Inc. ......................................     13,100    386,450
 Provident Bankshares Corporation .......................      1,586     61,834
 Summit Bancorp .........................................      9,500    415,625

  COMMUNICATION (1.19%)

 360 Communications Company (a) .........................     13,700    316,813

  COMMUNICATIONS EQUIPMENT (3.84%)

 C-Cube Microsystems, Inc. (a) ..........................     11,000    406,313
 DSC Communications Corporation (a) .....................     13,000    232,375
 Picturetel Corporation (a) .............................     14,700    382,200

  COMPUTER & DATA PROCESSING SERVICE (7.44%)

 Banyan Systems, Inc. (a) ...............................     33,100    148,950
 BMC Software, Inc. (a) .................................      6,000    248,250
 Control Data Systems, Inc. (a) .........................     20,700    455,400
 Oracle Corporation (a) .................................     11,400    475,950
 S3 Incorporated (a) ....................................     25,600    416,000
 Sun Microsystems, Inc. (a) .............................      9,000    231,187

  COMPUTER & OFFICE EQUIPMENT (2.96%)

 Cisco Systems, Inc. (a) ................................      4,500    286,313
 Xircom, Inc. (a) .......................................     23,000    500,250

  ELECTRIC SERVICES (1.48%)

 Calenergy, Inc. (a) ....................................     11,700    393,413

  ELECTRONIC COMPONENTS & ACCESSORIES (2.92%)

 Atmel Corporation (a) ..................................     11,300    374,313
 LSI Logic Corporation (a) ..............................     15,000    401,250

  FOOD & KINDRED PRODUCTS (3.23%)

 Dean Foods Company .....................................     15,000    483,750
 Interstate Bakeries Corporation ........................      7,600    373,350

  FURNITURE & FIXTURES (1.74%)

 HON Industries, Inc. ...................................     14,000    462,000

  GAS PRODUCTION & DISTRIBUTION (1.24%)

 National Fuel Gas Company ..............................      8,000    330,000

  HEALTH SERVICES (2.54%)

 Chronimed, Inc. (a) ....................................     21,200    288,850
 NovaCare, Inc. (a) .....................................     35,000    385,000

  HOTELS & OTHER LODGING PLACES (1.29%)

 Prime Hospitality Corp. (a) ............................     21,300    343,462

  INDUSTRIAL MACHINERY & EQUIPMENT (4.21%)

 Global Industrial Technologies, Inc. (a) ...............     22,800    504,450
 SPS Technologies, Inc. (a) .............................      5,800    372,650
 U.S. Filter Corporation (a) ............................      7,550    239,712

  INSTRUMENTS & RELATED PRODUCTS (2.80%)

 GenRad, Inc. (a) .......................................     12,000    279,000
 Perkin-Elmer Corporation ...............................      7,900    465,112

  LIFE INSURANCE (2.01%)

 SunAmerica, Inc. .......................................     12,000    532,500

  MACHINERY, EQUIPMENT & SUPPLIES (1.65%)

 Kaman Corporation - Class A ............................     33,600    436,800

  OIL & GAS EXTRACTION (6.70%)

 Noble Drilling Corporation (a) .........................     16,900    335,888
 Oryx Energy Company (a) ................................      5,000    123,750
 Rowan Companies, Inc. (a) ..............................     24,000    543,000
 Santa Fe Energy Resources, Inc. (a) ....................     29,900    414,862
 Southwestern Energy Company ............................     23,900    361,487

  PAPER & ALLIED PRODUCTS (1.68%)

 Mosinee Paper Corporation ..............................     12,600    447,300

  PAPER & PAPER PRODUCTS (1.51%)

 Caraustar Industries, Inc. .............................     12,100    402,325


                   See notes to schedule of investments.
   The notes to the financial statement are an integral part of this report.

WRL SERIES FUND, INC.
C.A.S.E. GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVETIMETS (CONTINUED)
DECEMBER 31, 1996

                                                        NUMBER OF       MARKET
                                                          SHARES        VALUE
                                                        ----------   -----------

COMMON STOCKS (CONTINUED)

  PHARMACEUTICALS (1.90%)

 Biogen, Inc. (a) .................................        13,000    $   503,750

  PRIMARY METAL INDUSTRIES (2.29%)

 Oregon Steel Mills, Inc. .........................        19,800        331,650
 Steel Technologies, Inc. .........................        20,900        276,925

  RADIO & TELEVISION BROADCASTING (0.89%)

 HSN Inc. (a) .....................................         9,900        235,125

  RADIO, TELEVISION, & COMPUTER STORES (0.29%)

 Bell Microproducts, Inc. (a) .....................         8,800         78,100

  RETAIL TRADE (1.65%)

 Price/Costco, Inc. (a) ...........................        17,400        437,175

  SECURITY & COMMODITY BROKERS (1.51%)

 Paine Webber Group, Inc. .........................        14,300        402,188

  TELECOMMUNICATIONS (2.16%)

 WorldCom, Inc. (a) ...............................        22,000        573,375

  TEXTILE MILL PRODUCTS (1.33%)

 Mohawk Industries, Inc. (a) ......................        16,000        352,000

  WATER TRANSPORTATION (1.87%)

 Tidewater, Inc. ..................................        11,000        497,750

  WHOLESALE TRADE DURABLE GOODS (0.43%)

 Wyle Electronics .................................         2,900        114,550

  WHOLESALE TRADE NONDURABLE GOODS (1.36%)

 Richfood (CONTINUED)HOLDINGS, INC ................        14,900        361,325
                                                                     -----------
 Total Common Stocks
 (cost: $19,785,427) ............................................     21,346,585
                                                                     -----------
 Total Investment Securities
 (cost: $19,785,427) ............................................    $21,346,585
                                                                     ===========
SUMMARY

 Investments at value .............................         80.37%   $21,346,585
 Other Assets in
   Excess of Liabilities ..........................         19.63%     5,212,947
                                                      -----------    -----------
 Net Assets .......................................        100.00%   $26,559,532
                                                      ===========    ===========


NOTES TO SCHEDULE OF INVESTMENTS:
(a) No income dividends were paid during the preceding twelve months.

                   See notes to schedule of investments.
   The notes to the financial statement are an integral part of this report.

WRL SERIES FUND, INC.
MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTIMENTS
DECEMBER 31, 1996

                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
                                                        ----------    ----------
U.S GOVERNMENT OBLIGATIONS (21.33%)

 U.S. Treasury Notes
   6.63%, due 06/30/01 .............................     $735,000     $  746,628
 U.S. Treasury Notes
   7.25%, due 08/15/04 .............................      290,000        305,178
 U.S. Treasury Notes
   5.88%, due 02/15/04 .............................      450,000        438,084
                                                                      ----------
 Total U.S Government Obligations
 (cost: $1,481,001) ..............................................     1,489,890
                                                                      ----------
ASSET-BACKED SECURITIES (0.94%)

 General Motors Acceptance Corporation
   6.75%, due 03/15/03 .............................       66,000         65,753
                                                                      ----------
 Total Asset-Backed Securities
 (cost: $64,614) ................................................         65,753
                                                                      ----------
CORPORATE DEBT SECURITIES (5.98%)

  COMMERCIAL BANKS (3.81%)

 Hitachi Credit Corp.
   6.63%, due 11/19/01 .............................      200,000        200,750
 NationsBank Corporation
   7.00%, due 05/15/03 .............................       65,000         65,569

  FINANCE (2.17%)

 Commercial Credit Company
   6.13%, due 12/01/05 .............................      160,000        151,200
                                                                      ----------
 Total Corporate Debt Securities
 (cost: $414,328) ...............................................        417,519
                                                                      ----------


                                                        NUMBER OF       MARKET
                                                         SHARES         VALUE
                                                        ----------    ----------
PREFERRED STOCKS (1.05%)

    COMPUTER & DATA PROCESSING (1.05%)

 SAP AG -Vorzug ....................................          525     $   73,400
                                                                      ----------
 Total Preferred Stock
   (cost: $79,779) ..............................................         73,400
                                                                      ----------
COMMON STOCKS (61.39%)

  AEROSPACE (0.45%)

 Mitsubishi Heavy Industries, Ltd. .................        4,000         31,771

  AGRICULTURE (1.04%)

 Dole Food Company .................................        2,150         72,831

  APPAREL & ACCESSORY STORES (0.77%)

 Gucci Group .......................................          800         53,797

  AUTOMOTIVE (1.46%)

 Bayerische Motoren Werke AG .......................          105         73,264
 Honda Motor Company, Ltd. .........................        1,000         28,576

  BEER, WINE, & DISTILLED BEVERAGES (0.59%)

 Asahi Breweries ...................................        4,000         41,440

  CHEMICALS & ALLIED PRODUCTS (2.70%)

 Bayer AG ..........................................        1,980         80,858
 Hoechst AG ........................................        1,460         69,022
 Mitsubishi Chemical Corp. (a) .....................       12,000         38,850

  COMMERCIAL BANKS (0.80%)

 Sanwa Bank Ltd. ...................................        2,000         27,281
 Sumitomo Trust & Bank .............................        2,000         28,835

  COMMUNICATION (1.45%)

 US West, Inc. (a) .................................        5,460        101,010

  COMMUNICATIONS EQUIPMENT (1.30%)

 Lucent Technologies, Inc. .........................        1,380         63,825
 Tadiran Telecommunications Ltd. ...................        1,200         26,850

  COMPUTER & DATA PROCESSING SERVICES (0.19%)

 Bay Networks, Inc. (a) ............................          630         13,151

  COMPUTER & OFFICE EQUIPMENT (0.87%)

 Cisco Systems, Inc. (a) ...........................          540         34,358
 Sterling Commerce, Inc. (a) .......................          750         26,438

  CONSTRUCTION (0.55%)

 Daiwa House Industry Co., Ltd. (a) ................        3,000         38,591

  DEPARTMENT STORES (0.52%)

 Takashimaya Co. ...................................        3,000         36,001

  ELECTRICAL GOODS (0.53%)

 Motorola, Inc. ....................................          600         36,825

  ELECTRONIC COMPONENTS & ACCESSORIES (3.31%)

 Atmel Corporation (a) .............................          790         26,169
 Fujitsu Ltd. ......................................        5,000         46,620
 Intel Corporation .................................          840        109,988
 Lattice Semiconductor Corporation (a) .............        1,060         48,760

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.92%)

 Hirose Electric Co. ...............................          900         52,137
 Sharp Corporation .................................        3,000         42,735
 Sony Corporation ..................................          600         39,316


                   See notes to schedule of investments.
   The notes to the financial statement are an integral part of this report.

WRL SERIES FUND, INC.
MERIDIAN/INVESCO GLOBAL SECTOR PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTOMETS (CONTINUED)
DECEMBER 31, 1996


                                                        NUMBER OF       MARKET
                                                          SHARES        VALUE
                                                        ---------    -----------
COMMON STOCKS (CONTINUED)

  FABRICATED METAL PRODUCTS (1.16%)

 Mitsubishi Materials Corp. .......................       11,000     $   44,444
 NSK Ltd. .........................................        6,000         36,364

  FINANCE (1.07%)

 Nikko Securities Company Ltd. (a) ................        5,000         37,296
 Orix Corp. .......................................          900         37,451

  FOOD & KINDRED PRODUCTS (1.59%)

 H.J. Heinz Company ...............................        1,475         52,731
 Ralston-Ralston Purina Group .....................          800         58,700

  HEALTH SERVICES (5.61%)

 Columbia/HCA Healthcare Corporation ..............        2,300         93,725
 Falck A/S ........................................          450        134,499
 Oxford Health Plans, Inc. (a) ....................        2,800        163,975

  HOLDING & OTHER INVESTMENT OFFICES (10.41%)

 Bay Apartment Communities, Inc. ..................        4,580        164,880
 Beacon Properties Corporation ....................        4,300        157,488
 Gables Residential Trust .........................        5,090        147,610
 Public Storage, Inc. .............................        4,020        124,620
 Starwood Lodging Trust ...........................        2,415        133,127

  INSTRUMENTS & RELATED PRODUCTS (0.41%)

 KLA Instruments Corporation (a) ..................          810         28,755

  INSURANCE (0.46%)

 Dai-Tokyo Fire & Marine
   Insurance Co. ..................................        6,000         31,857

  MACHINERY, EQUIPMENT & SUPPLIES (0.64%)

 Daikin Industries Ltd. ...........................        5,000         44,462

  MANUFACTURING INDUSTRIES (1.63%)

 Bulgari SpA ......................................        4,600         93,456
 Sega Enterprises .................................          600         20,202

  MEDICAL INSTRUMENTS & SUPPLIES (1.60%)

 Coloplast A/S - Class B ..........................          980        111,505

  METAL CANS & SHIPPING CONTAINERS (1.99%)

 Crown Cork & Seal Company, Inc. ..................        2,555        138,928

  OIL & GAS EXTRACTION (1.40%)

 Ente Nazionale Idrocarburi SpA ...................       19,000         97,795

  PHARMACEUTICALS (1.73%)

 Novo Nordisk A/S .................................          640        120,642

  PRIMARY METAL INDUSTRIES (0.49%)

 Kawasaki Steel ...................................       12,000         34,499

  PRINTING & PUBLISHING (1.47%)

 A.H. Belo Corporation - Class A ..................        2,950        102,881

  RADIO & TELEVISION BROADCAST (1.17%)

 Emmis Broadcasting Corporation (a) ...............        2,500         81,875

  REAL ESTATE (0.43%)

 Mitsui Fudosan ...................................        3,000         30,044

  RESTAURANTS (3.36%)

 Cracker Barrel Old Country
 Store, Inc. ......................................        2,540         64,453
 Lone Star Steakhouse & Saloon (a) ................        2,350         62,863
 McDonald's Corporation ...........................        2,370        107,243

  RUBBER & MISC. PLASTIC PRODUCTS (0.94%)

 Adidas AG ........................................          760         65,730

  STONE, CLAY & GLASS PRODUCTS (1.22%)

 Owens-Illinois, Inc. (a) .........................        3,750         85,313

  TELECOMMUNICATIONS (2.20%)

 Newbridge Networks Corporation (a) ...............          600         16,950
 Nippon Telegraph & Telephone Corp. ...............            4         30,320
 Telecom Italia Mobile SpA ........................       42,000        106,524

  TEXTILE MILL PRODUCTS (0.27%)

 Toray Industries, Inc. ...........................        3,000         18,519

  TRUCKING & WAREHOUSING (0.59%)

 Nippon Express Co. ...............................        6,000         41,129

  WHOLESALE TRADE DURABLE GOODS (1.10%)

 Canon Sales Co. ..................................        2,000         44,548
 Itochu Corp. .....................................        6,000         32,219
                                                                     ----------
 Total Common Stocks
 (cost: $4,024,742) ............................................      4,288,921
                                                                     ----------
 Total Investment Securities
 (cost: $6,064,464) ............................................     $6,335,483
                                                                     ==========

                     SEE NOTES TO SCHEDULE OF INVESTMENTS.
   THE NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

WRL SERIES FUND, INC.
MERIFIAN/INVESCO GLOBAL SECTOR PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996


SUMMARY
  Investments at value ..................           90.69%          $6,335,483
  Other Assets in
    Excess of
    Liabilities .........................            9.31%             650,592
                                                   ------           ----------
  Net Assets ............................          100.00%          $6,986,075
                                                   ======           ==========


INVESTMENTS BY COUNTRY
  Size of investment is indicated as a percentage of total portfolio net assets.


                                                   MARKET
                                                   VALUE             PERCENTAGE
                                                 ----------          ----------
  Denmark ............................           $  366,647              5.25%
  Germany ............................              362,275              5.19%
  Netherlands ........................               53,797              0.77%
  Italy ..............................              297,775              4.26%
  Japan ..............................              935,509             13.39%
  United States ......................            4,970,072             71.14%
                                                 ----------            ------
                                                 $6,986,075            100.00%
                                                 ==========            ======


NOTES TO SCHEDULE OF INVESTMENTS:

(a) No income dividends were paid during the preceding twelve months.

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996


                                                         NUMBER OF      MARKET
                                                          SHARES        VALUE
                                                         ---------    ----------

PREFERRED STOCKS (B)

  MEDICAL INSTRUMENTS & SUPPLIES (B)

 Fresenius National Medical
   Care (a) .........................................       4,500     $      585
                                                                      ----------
 Total Preferred Stocks
 (cost: $624) ...................................................            585
                                                                      ----------
COMMON STOCKS (86.28%)

  AEROSPACE (4.63%)

 Boeing Company .....................................      12,100      1,287,137
 Sundstrand Corporation .............................      23,550      1,000,875

  AUTOMOTIVE (3.84%)

 Echlin, Inc. .......................................      18,700        591,387
 General Motors Corporation .........................      23,500      1,310,125

  BUSINESS SERVICES (0.69%)

 ADT Ltd. (a) .......................................      15,000        343,125

  CHEMICALS & ALLIED PRODUCTS (6.67%)

 Air Products & Chemicals, Inc. .....................      11,000        760,375
 E.I. Dupont De Nemours & Company ...................       4,200        396,375
 IMC Global, Inc. ...................................      32,200      1,259,825
 W. R. Grace & Company ..............................      17,000        879,750

  COMMERCIAL BANKS (7.26%)

 Bank of New York Company, Inc. .....................      22,000        742,500
 Chase Manhattan Corporation ........................       8,000        714,000
 National City Corporation ..........................      24,100      1,081,488
 Norwest Corporation ................................      24,200      1,052,700

  COMPUTER & OFFICE EQUIPMENT (0.86%)

 Minnesota Mining & Manufacturing
   Company ..........................................       5,150        426,806

  CONSTRUCTION (1.91%)

 Foster Wheeler Corporation .........................      11,800        438,075
 J. Ray Mcdermott, S.A. (a) .........................      22,900        503,800

  DEPARTMENT STORES (0.90%)

 Federated Department Stores,
   Inc.(a) ..........................................      13,000        443,625

  ELECTRICAL GOODS (1.25%)

 Cooper Industries, Inc. ............................      14,700       619,237

  ELECTRONIC COMPONENTS & ACCESSORIES (2.59%)

 AMP, Inc. ..........................................       7,050       270,544
 Texas Instruments, Inc. ............................      15,800     1,007,250

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (6.79%)

 Black & Decker Corporation .........................      25,300    $  762,163
 Emerson Electric Company ...........................      11,300     1,093,275
 General Electric Company ...........................       6,400       632,800
 Maytag Corporation .................................      15,000       296,250
 Thomas & Betts Corporation .........................      12,800       568,000

  ENGINEERING & MANAGEMENT SERVICES (1.77%)

 Halliburton Company ................................      14,500       873,625
  FORESTRY (0.54%)
 Weyerhaeuser Company ...............................       5,600       265,300

  HEALTH SERVICES (1.89%)

 Columbia/HCA Healthcare
   Corporation ......................................      22,900       933,175

  INDUSTRIAL MACHINERY & EQUIPMENT (14.63%)

 BW/IP Holding, Inc. ................................      10,000       165,000
 Case Corporation ...................................      16,000       872,000
 Caterpillar, Inc. ..................................      20,000     1,505,000
 Deere & Company ....................................      37,350     1,517,344
 Harnischfeger Industries, Inc. .....................       7,000       336,875
 Ingersoll-Rand Company .............................      22,000       979,000
 Kennametal, Inc. ...................................      12,300       478,163
 United Technologies Corporation ....................      11,200       739,200
 York International Corporation .....................      11,300       631,388

  INSTRUMENTS & RELATED PRODUCTS (2.86%)

 General Signal Corporation .........................       3,300       141,075
 Honeywell, Inc. ....................................       4,900       322,175
 Xerox Corp. ........................................      18,000       947,250

  INSURANCE (8.76%)

 Allstate Corporation ...............................      15,400       891,275
 American International Group, Inc. .................       7,900       855,175
 General Re Corporation .............................       5,000       788,750
 Loews Corporation ..................................      19,000     1,790,751

  MACHINERY, EQUIPMENT & SUPPLIES (1.02%)

 W.W. Grainger, Inc. ................................       6,300       505,575

  MOTOR VEHICLES, PARTS & SUPPLIES (1.33%)

 Exide Corporation ..................................      28,500       655,500

  OIL & GAS EXTRACTION (3.64%)

 Dresser Industries, Inc. ...........................      21,200       657,200
 ENSCO International, Inc. (a) ......................       8,600       417,100
 Noble Drilling Corporation (a) .....................      17,600       349,800
 Reading & Bates Corporation (a) ....................      14,100       373,650


                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996


                                                        NUMBER OF      MARKET
                                                         SHARES        VALUE
                                                        ---------   ------------
COMMON STOCKS (CONTINUED)

  PAPER & ALLIED PRODUCTS (0.90%)

 Champion International Corporation ..............        10,300    $   445,475

  PETROLEUM REFINING (0.03%)

 Coastal Corporation .............................           300         14,662

  PRIMARY METAL INDUSTRIES (2.93%)

 Alumax, Inc. (a) ................................        21,600        720,900
 Reynolds Metals Company .........................         7,900        445,362
 USX - US Steel Group, Inc. ......................         9,000        282,375

  RAILROADS (0.91%)

 Burlington Northern Santa Fe ....................         5,200        449,150

  RUBBER & MISC. PLASTIC PRODUCTS (1.00%)

 Dow Chemical Company ............................         6,300        493,762

  SECURITY & COMMODITY BROKERS (0.85%)

 Bear Stearns Companies, Inc. ....................        15,000        418,125

  TELECOMMUNICATIONS (1.22%)

 GTE Corporation .................................        13,200        600,600

  TRANSPORTATION EQUIPMENT (0.67%)

 Trinity Industries, Inc. ........................         8,800        330,000

  WATER TRANSPORTATION (1.46%)

 Tidewater, Inc. .................................        15,900        719,475

  WHOLESALE TRADE NONDURABLE GOODS (2.48%)

 Unilever NV ADR (a) .............................         7,000      1,226,750
                                                                    -----------
 Total Common Stocks
 (cost: $39,294,156) ...........................................     42,619,469
                                                                    -----------

                                                     PRINCIPAL         MARKET
                                                       AMOUNT          VALUE
                                                     ----------     ------------
SHORT-TERM OBLIGATION (14.12%)

Investors Bank & Trust Company (c)
  5.91%, Repurchase Agreement
  dated 12/31/96 to be
  repurchased at $6,976,529 on
  01/02/97 .......................................   $6,974,239     $ 6,974,239
                                                                    -----------
Total Short-Term Obligation
(cost: $6,974,239) ...............................                    6,974,239
                                                                    -----------
Total Investment Securities
(cost: $46,269,019) ..............................                  $49,594,293
                                                                    ===========

SUMMARY
Investments at value .............................       100.40%    $49,594,293
Liabilities in Excess
  of Other Assets ................................        (0.40%)      (199,986)
                                                     ----------     -----------
Net Assets .......................................       100.00%    $49,394,307
                                                     ==========     ===========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No income dividends were paid during the preceding twelve months.
(b)  Percentage is less than .01%.
(c) Collateralized by $6,940,993 Federal Home Loan Mortgage Corporation 5.91% due 08/01/23; $96,275 Federal Home Loan Mortgage Corporation 5.91% due 06/01/22; market value and accrued interest aggregated $7,224,434 and $98,557 respectively for this collateral at December 31, 1996.
ADR American Depository Receipt



                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

WRL SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
At December 31, 1996
--------------------------------------------------------------------------------

                                                MONEY MARKET        BOND            GROWTH
                                                 PORTFOLIO        PORTFOLIO        PORTFOLIO
ASSETS:
 Investments in securities, at cost .........   $            0   $   81,085,074    $  905,832,680
                                                ==============   ==============    ==============

 Investments in securities, at market value .   $            0   $   80,795,320    $1,306,383,571
 Short-term securities, at amortized cost ...      121,459,942       13,856,443       230,997,614
 Cash .......................................            2,438                0         2,535,332
 Cash collateral for securities on loan .....                0       23,117,500       102,124,125
 Receivables:
  Securities sold ...........................                0                0        11,321,964
  Interest ..................................          730,425        1,205,290           344,729
  Dividends .................................                0                0           760,150
  Foreign receivable ........................                0                0            19,664
  Foreign currency contracts ................                0                0           763,541
  Other .....................................                0           23,243           503,663
                                                --------------   --------------    --------------
   Total assets .............................      122,192,805      118,997,796     1,655,754,353
                                                --------------   --------------    --------------
LIABILITIES:
 Securities purchased .......................                0                0        24,012,047
 Accounts payable and accrued liabilities:
  Investment advisory fees ..................           41,961           42,066         1,077,971
  Due to custodian ..........................                0           26,343                 0
  Dividends to shareholders .................           18,724                0                 0
  Deposits for securities on loan ...........                0       23,117,500       102,124,125
  Foreign currency contracts ................                0                0           297,741
  Other fees ................................           17,807           53,177           832,997
                                                --------------   --------------    --------------
   Total liabilities ........................           78,492       23,239,086       128,344,881
                                                --------------   --------------    --------------
    Total net assets ........................   $  122,114,313   $   95,758,710    $1,527,409,472
                                                ==============   ==============    ==============
NET ASSETS:
 Capital stock shares authorized ............      225,000,000       25,000,000       125,000,000
                                                ==============   ==============    ==============

 Capital stock ($.01 par value) .............   $    1,221,143   $       89,434    $      436,387
 Additional paid-in-capital .................      120,893,170      101,731,646     1,112,611,748

Accumulated undistributed net investment
   income (loss) ............................                0          162,218         2,199,248

 Accumulated undistributed net realized
   gain (loss) on:
   Investment and foreign currency
      transactions ..........................                0       (5,934,834)       11,145,324

 Net unrealized appreciation
  (depreciation) on:
  Investment securities .....................                0         (289,754)      400,550,891
  Foreign currency transactions .............                0                0           465,874
                                                --------------   --------------    --------------
 Net assets applicable to outstanding
  shares of capital .........................   $  122,114,313   $   95,758,710    $1,527,409,472
                                                ==============   ==============    ==============
 Shares outstanding at
  December 31, 1996 .........................      122,114,313        8,943,366        43,638,675
                                                ==============   ==============    ==============
 Net asset value per share ..................   $         1.00   $        10.71    $        35.00
                                                ==============   ==============    ==============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                 SHORT-TO-
                                                INTERMEDIATE
                                                 GOVERNMENT         GLOBAL        EQUITY-INCOME
                                                 PORTFOLIO        PORTFOLIO         PORTFOLIO
ASSETS:
 Investments in securities, at cost .........   $   21,594,537    $  426,759,363   $  331,917,524
                                                ==============    ==============   ==============

 Investments in securities, at market value .   $   21,709,606    $  515,867,490   $  385,484,366
 Short-term securities, at amortized cost ...        4,078,405         9,098,357        5,533,579
 Cash .......................................              123         1,682,150               95
 Cash collateral for securities on loan .....                0        60,654,609        8,139,900
 Receivables:
  Securities sold ...........................                0         8,297,377                0
  Interest ..................................          331,959             8,845        1,881,020
  Dividends .................................                0           340,649          515,245
  Foreign receivable ........................                0           200,125                0
  Foreign currency contracts ................                0         3,725,226                0
  Other .....................................                0           267,385           40,100
                                                --------------    --------------   --------------
   Total assets .............................       26,120,093       600,142,213      401,594,305
                                                --------------    --------------   --------------
LIABILITIES:
 Securities purchased .......................                0         3,117,510        2,902,970
 Accounts payable and accrued liabilities:
  Investment advisory fees ..................           13,517           365,934          268,533
  Due to custodian ..........................                0                 0                0
  Dividends to shareholders .................                0                 0                0
  Deposits for securities on loan ...........                0        60,654,609        8,139,900
  Foreign currency contracts ................                0           789,246                0
  Other fees ................................            8,365           395,179          141,980
                                                --------------    --------------   --------------
   Total liabilities ........................           21,882        65,322,478       11,453,383
                                                --------------    --------------   --------------
    Total net assets ........................   $   26,098,211    $  534,819,735   $  390,140,922
                                                ==============    ==============   ==============
NET ASSETS:
 Capital stock shares authorized ............      100,000,000       100,000,000      100,000,000
                                                ==============    ==============   ==============

 Capital stock ($.01 par value) .............   $       25,475    $      295,233   $      279,226
 Additional paid-in-capital .................       26,251,989       434,774,009      335,004,739

 Accumulated undistributed net investment
  income (loss) .............................           64,368         2,119,219          290,116

 Accumulated undistributed net realized
  gain (loss) on:
  Investment and foreign currency
     transactions ...........................         (358,690)        5,571,285          999,999

 Net unrealized appreciation
  (depreciation) on:
  Investment securities .....................          115,069        89,108,127       53,566,842
  Foreign currency transactions .............                0         2,951,862                0
                                                --------------    --------------   --------------
 Net assets applicable to outstanding
   shares of capital ........................   $   26,098,211    $  534,819,735   $  390,140,922
                                                ==============    ==============   ==============
 Shares outstanding at
   December 31, 1996 ........................        2,547,452        29,523,310       27,922,619
                                                ==============    ==============   ==============
 Net asset value per share ..................   $        10.24    $        18.12   $        13.97
                                                ==============    ==============   ==============


                                                   EMERGING       AGGRESSIVE
                                                    GROWTH         GROWTH          BALANCED         UTILITY
                                                  PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
ASSETS:
 Investments in securities, at cost .........   $  305,602,501   $  180,943,958   $   42,347,072   $   33,772,141
                                                ==============   ==============   ==============   ==============

 Investments in securities, at market value .   $  411,760,043   $  214,074,258   $   47,233,650   $   37,253,950
 Short-term securities, at amortized cost ...       16,761,973        7,271,985        1,796,020        1,927,000
 Cash .......................................           11,069              470                0              942
 Cash collateral for securities on loan .....       70,814,178       11,775,500        5,719,800        3,106,172
 Receivables:
  Securities sold ...........................        3,245,813        1,701,096                0          240,318
  Interest ..................................           10,327            2,911          272,809           24,361
  Dividends .................................           98,264           82,411           76,951          107,470
  Foreign receivable ........................            1,778                0            1,184              777
  Foreign currency contracts ................                0                0                0                0
  Other .....................................          406,059                0           29,600            4,299
                                                --------------   --------------   --------------   --------------
   Total assets .............................      503,109,504      234,908,631       55,130,014       42,665,289
                                                --------------   --------------   --------------   --------------
LIABILITIES:
 Securities purchased .......................           63,941        2,325,535                0        1,306,251
 Accounts payable and accrued liabilities:
  Investment advisory fees ..................          299,822          155,152           33,921           23,912
  Due to custodian ..........................                0                0                0           91,208
  Dividends to shareholders .................                0                0                0                0
  Deposits for securities on loan ...........       70,814,178       11,775,500        5,719,800        3,106,172
  Foreign currency contracts ................                0                0                0                0
  Other fees ................................          477,236          100,067           45,614           22,415
                                                --------------   --------------   --------------   --------------
   Total liabilities ........................       71,655,177       14,356,254        5,799,335        4,549,958
                                                --------------   --------------   --------------   --------------
    Total net assets ........................   $  431,454,327   $  220,552,377   $   49,330,679   $   38,115,331
                                                ==============   ==============   ==============   ==============
NET ASSETS:
 Capital stock shares authorized ............      100,000,000       75,000,000       75,000,000       75,000,000
                                                ==============   ==============   ==============   ==============

 Capital stock ($.01 par value) .............   $      233,709   $      155,559   $       43,293   $       32,403
 Additional paid-in-capital .................      322,391,739      185,877,781       44,078,688       33,919,024

 Accumulated undistributed net investment
  income (loss)..............................                0                0          122,121          152,775

 Accumulated undistributed net realized
  gain (loss) on:
  Investment and foreign currency
     transactions ...........................        2,671,337        1,388,737          199,999          529,200

 Net unrealized appreciation
  (depreciation) on:
  Investment securities .....................      106,157,542       33,130,300        4,886,578        3,481,809
  Foreign currency transactions .............                0                0                0              120
                                                --------------   --------------   --------------   --------------
 Net assets applicable to outstanding
   shares of capital ........................   $  431,454,327   $  220,552,377   $   49,330,679   $   38,115,331
                                                ==============   ==============   ==============   ==============
 Shares outstanding at
   December 31, 1996 ........................       23,370,941       15,555,943        4,329,270        3,240,316
                                                ==============   ==============   ==============   ==============
 Net asset value per share ..................   $        18.46   $        14.18   $        11.39   $        11.76
                                                ==============   ==============   ==============   ==============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                                    MERIDIAN/
                                                TACTICAL ASSET      C.A.S.E.         INVESCO
                                                  ALLOCATION        GROWTH        GLOBAL SECTOR      VALUE EQUITY
                                                  PORTFOLIO        PORTFOLIO       PORTFOLIO          PORTFOLIO
ASSETS:
 Investments in securities, at cost .........   $  138,624,040   $   19,785,427   $    6,064,464    $   39,294,780
                                                ==============   ==============   ==============    ==============

 Investments in securities, at market value .   $  154,858,567   $   21,346,585   $    6,335,483    $   42,620,054
 Short-term securities, at amortized cost ...       50,548,229                0                0         6,974,239
 Cash .......................................          733,923        5,196,843          612,319                 0
 Cash collateral for securities on loan .....       14,064,950                0                0                 0
 Receivables:
  Securities sold ...........................                0                0           24,975                 0
  Interest ..................................          618,964           19,058           23,258             1,144
  Dividends .................................          209,450           18,738            7,026            53,689
  Foreign receivable ........................                0                0              203                 0
  Foreign currency contracts ................                0                0                0                 0
  Other .....................................           27,839                0                0                 0
                                                --------------   --------------   --------------    --------------
   Total assets .............................      221,061,922       26,581,224        7,003,264        49,649,126
                                                --------------   --------------   --------------    --------------
LIABILITIES:
 Securities purchased .......................          587,375                0                0           213,990
 Accounts payable and accrued liabilities:
  Investment advisory fees ..................          140,205           17,354            6,276            32,663
  Due to custodian ..........................                0                0                0                 0
  Dividends to shareholders .................                0                0                0                 0
  Deposits for securities on loan ...........       14,064,950                0                0                 0
  Foreign currency contracts ................                0                0                0                 0
  Other fees ................................           97,667            4,338           10,913             8,166
                                                --------------   --------------   --------------    --------------
   Total liabilities ........................       14,890,197           21,692           17,189           254,819
                                                --------------   --------------   --------------    --------------
    Total net assets ........................   $  206,171,725   $   26,559,532   $    6,986,075    $   49,394,307
                                                ==============   ==============   ==============    ==============
NET ASSETS:
 Capital stock shares authorized ............       75,000,000       75,000,000       75,000,000        75,000,000
                                                ==============   ==============   ==============    ==============

 Capital stock ($.01 par value) .............   $      163,489   $       19,796   $        6,622    $       43,842
 Additional paid-in-capital .................      188,040,054       24,766,368        6,679,338        45,988,280

 Accumulated undistributed net investment
  income (loss) .............................          234,039           12,212           13,476            31,911

 Accumulated undistributed net realized
  gain (loss) on:
  Investment and foreign currency
     transactions ...........................        1,499,616          199,998           15,624             5,000

 Net unrealized appreciation
  (depreciation) on:
  Investment securities .....................       16,234,527        1,561,158          271,019         3,325,274
  Foreign currency transactions .............                0                0               (4)                0
                                                --------------   --------------   --------------    --------------
 Net assets applicable to outstanding
   shares of capital ........................   $  206,171,725   $   26,559,532   $    6,986,075    $   49,394,307
                                                ==============   ==============   ==============    ==============
 Shares outstanding at
   December 31, 1996 ........................       16,348,935        1,979,552          662,187         4,384,171
                                                ==============   ==============   ==============    ==============
 Net asset value per share ..................   $        12.61   $        13.42   $        10.55    $        11.27
                                                ==============   ==============   ==============    ==============

The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
STATEMENTS OF OPERATIONS
For the year or period ended December 31, 1996
--------------------------------------------------------------------------------

                                                MONEY MARKET         BOND              GROWTH
                                                  PORTFOLIO        PORTFOLIO         PORTFOLIO
INVESTMENT INCOME:
 Interest ...................................   $    5,602,086   $    6,235,110    $   17,595,471
 Dividends ..................................                0                0         8,366,877
 Foreign tax withheld .......................                0                0          (165,732)
                                                --------------   --------------    --------------
  Total investment income ...................        5,602,086        6,235,110        25,796,616
                                                --------------   --------------    --------------
EXPENSES:
 Investment advisory fees ...................          436,658          474,926        11,137,321
 Printing and shareholder reports ...........           48,588           74,130           622,351
 Custody fees ...............................           30,784           27,879           234,779
 Legal fees .................................            1,141            3,202            23,148
 Auditing and accounting fees ...............            5,000            5,000            15,499
 Directors fees .............................              330            1,216             8,449
 Registration fees ..........................              801              968             6,280
 Other fees .................................            6,237           16,762           126,220
                                                --------------   --------------    --------------
  Total expenses ............................          529,539          604,083        12,174,047

 Less:
     Advisory fee waiver and expense
      reimbursement .........................                0                0                 0
  Fees paid indirectly ......................            1,364            1,889             3,751
                                                --------------   --------------    --------------
   Net expenses .............................          528,175          602,194        12,170,296
                                                --------------   --------------    --------------
 Net investment income (loss) ...............        5,073,911        5,632,916        13,626,320
                                                --------------   --------------    --------------
 Net realized gain (loss) on:
   Investment securities ....................                0        1,596,781        88,069,084
   Foreign currency transactions ............                0                0         2,784,807
                                                --------------   --------------    --------------
   Total net realized gain (loss) ...........                0        1,596,781        90,853,891
                                                --------------   --------------    --------------
 Change in unrealized appreciation
   (depreciation) on:
   Investment securities ....................                0       (7,255,058)      116,348,271
   Foreign currency transactions ............                0                0           (89,567)
                                                --------------   --------------    --------------
   Total change in unrealized
     appreciation (depreciation) ............                0       (7,255,058)      116,258,704
                                                --------------   --------------    --------------
  Net gain (loss) on investments ............                0       (5,658,277)      207,112,595
                                                --------------   --------------    --------------
   Net increase (decrease) in net assets
     resulting from operations ..............   $    5,073,911   $      (25,361)   $  220,738,915
                                                ==============   ==============    ==============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                  SHORT-TO-
                                                INTERMEDIATE
                                                 GOVERNMENT          GLOBAL         EQUITY-INCOME
                                                  PORTFOLIO         PORTFOLIO         PORTFOLIO
INVESTMENT INCOME:
 Interest ...................................   $    1,531,735    $    1,289,219    $    5,284,242
 Dividends ..................................                0         5,570,540         5,865,075
 Foreign tax withheld .......................                0          (632,045)             (943)
                                                --------------    --------------    --------------
  Total investment income ...................        1,531,735         6,227,714        11,148,374
                                                --------------    --------------    --------------
EXPENSES:
 Investment advisory fees ...................          148,680         3,468,535         2,462,304
 Printing and shareholder reports ...........           14,735           280,166           209,747
 Custody fees ...............................           16,029           418,796            52,227
 Legal fees .................................              494            11,508             7,959
 Auditing and accounting fees ...............            5,000            10,500             7,500
 Directors fees .............................              182             4,221             2,930
 Registration fees ..........................              155             3,471             2,206
 Other fees .................................            2,578            66,611            42,971
                                                --------------    --------------    --------------
  Total expenses ............................          187,853         4,263,808         2,787,844

 Less:
     Advisory fee waiver and expense
      reimbursement .........................                0                 0                 0
  Fees paid indirectly ......................               42             3,479             1,280
                                                --------------    --------------    --------------
   Net expenses .............................          187,811         4,260,329         2,786,564
                                                --------------    --------------    --------------
 Net investment income (loss) ...............        1,343,924         1,967,385         8,361,810
                                                --------------    --------------    --------------
 Net realized gain (loss) on:
   Investment securities ....................           69,307        44,869,375        13,598,753
   Foreign currency transactions ............                0         6,635,859                 0
                                                --------------    --------------    --------------
   Total net realized gain (loss) ...........           69,307        51,505,234        13,598,753
                                                --------------    --------------    --------------
Change in unrealized appreciation
  (depreciation) on:
  Investment securities .....................         (544,297)       43,960,222        21,360,000
  Foreign currency transactions .............                0         1,501,187                 0
                                                --------------    --------------    --------------
  Total change in unrealized
    appreciation (depreciation) .............         (544,297)       45,461,409        21,360,000
                                                --------------    --------------    --------------
 Net gain (loss) on investments .............         (474,990)       96,966,643        34,958,753
                                                --------------    --------------    --------------
  Net increase (decrease) in net assets
    resulting from operations ...............   $      868,934    $   98,934,028    $   43,320,563
                                                ==============    ==============    ==============

                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                   EMERGING        AGGRESSIVE
                                                    GROWTH           GROWTH           BALANCED           UTILITY
                                                  PORTFOLIO        PORTFOLIO          PORTFOLIO         PORTFOLIO
INVESTMENT INCOME:.
 Interest ...................................   $    1,425,761    $      747,987    $      951,593   $      118,860
 Dividends ..................................        1,187,421           941,567           668,766        1,342,421
 Foreign tax withheld .......................           (3,159)           (7,395)                0           (1,173)
                                                --------------    --------------    --------------   --------------
  Total investment income ...................        2,610,023         1,682,159         1,620,359        1,460,108
                                                --------------    --------------    --------------   --------------
EXPENSES:
 Investment advisory fees ...................        2,985,089         1,529,679           315,419          231,441
 Printing and shareholder reports ...........          317,798           229,994            37,421           36,988
 Custody fees ...............................           95,955            38,142            13,916           27,465
 Legal fees .................................           13,185             9,588             1,490            1,380
 Auditing and accounting fees ...............            7,500             5,000             5,000            5,000
 Directors fees .............................            4,832             3,498               547              508
 Registration fees ..........................            3,367             2,520               567              385
 Other fees .................................           75,324            54,832             8,219            7,921
                                                --------------    --------------    --------------   --------------
  Total expenses ............................        3,503,050         1,873,253           382,579          311,088

 Less:
     Advisory fee waiver and expense
      reimbursement .........................                0                 0                 0                0
  Fees paid indirectly ......................            1,407                72                23              778
                                                --------------    --------------    --------------   --------------
   Net expenses .............................        3,501,643         1,873,181           382,556          310,310
                                                --------------    --------------    --------------   --------------
 Net investment income (loss) ...............         (891,620)         (191,022)        1,237,803        1,149,798
                                                --------------    --------------    --------------   --------------
 Net realized gain (loss) on:
   Investment securities ....................       20,856,924         8,279,659         1,348,035        1,515,535
   Foreign currency transactions ............             (305)                0                 0             (790)
                                                --------------    --------------    --------------   --------------
   Total net realized gain (loss) ...........       20,856,619         8,279,659         1,348,035        1,514,745
                                                --------------    --------------    --------------   --------------
Change in unrealized appreciation
  (depreciation) on:
  Investment securities .....................       37,786,633        11,230,327         1,733,124          936,981
  Foreign currency transactions .............                0                 0                 0              120
                                                --------------    --------------    --------------   --------------
  Total change in unrealized
    appreciation (depreciation) .............       37,786,633        11,230,327         1,733,124          937,101
                                                --------------    --------------    --------------   --------------
 Net gain (loss) on investments .............       58,643,252        19,509,986         3,081,159        2,451,846
                                                --------------    --------------    --------------   --------------
  Net increase (decrease) in net assets
    resulting from operations ...............   $   57,751,632    $   19,318,964    $    4,318,962   $    3,601,644
                                                ==============    ==============    ==============   ==============


                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                                     MERIDIAN/
                                                TACTICAL ASSET      C.A.S.E.         INVESCO
                                                  ALLOCATION         GROWTH        GLOBAL SECTOR     VALUE EQUITY
                                                  PORTFOLIO        PORTFOLIO       PORTFOLIO(A)      PORTFOLIO(A)
INVESTMENT INCOME:
 Interest ...................................   $    4,412,535   $      116,472    $       57,042    $      123,823
 Dividends ..................................        1,577,419           91,321            24,188           208,574

 Foreign tax withheld .......................                0             (371)             (543)                0
                                                --------------   --------------    --------------    --------------
  Total investment income ...................        5,989,954          207,422            80,687           332,397
                                                --------------   --------------    --------------    --------------
EXPENSES:
 Investment advisory fees ...................        1,308,435           83,931            26,485           111,557
 Printing and shareholder reports ...........           74,126           52,569             1,711            11,110
 Custody fees ...............................           50,406           35,088            26,048            23,131
 Legal fees .................................            2,557              328                51               300
 Auditing and accounting fees ...............            5,300            3,000             3,000             3,000
 Directors fees .............................              927              123                19               122
 Registration fees ..........................              888              102                14                50
 Other fees .................................           15,885            3,496               565             3,944
                                                --------------   --------------    --------------    --------------
  Total expenses ............................        1,458,524          178,637            57,893           153,214

 Less:
     Advisory fee waiver and expense
      reimbursement .........................                0           73,269                 0            13,672
  Fees paid indirectly ......................              305              454                 0                97
                                                --------------   --------------    --------------    --------------
   Net expenses .............................        1,458,219          104,914            57,893           139,445
                                                --------------   --------------    --------------    --------------
 Net investment income (loss) ...............        4,531,735          102,508            22,794           192,952
                                                --------------   --------------    --------------    --------------
 Net realized gain (loss) on:
   Investment securities ....................        5,222,727          629,925            39,864            73,039
   Foreign currency transactions ............                0                0             2,540                 0
                                                --------------   --------------    --------------    --------------
   Total net realized gain (loss) ...........        5,222,727          629,925            42,404            73,039
                                                --------------   --------------    --------------    --------------
Change in unrealized appreciation
  (depreciation) on:
   Investment securities ....................        9,997,663        1,514,389           271,019         3,325,274
   Foreign currency transactions ............                0                0                (4)                0
                                                --------------   --------------    --------------    --------------
  Total change in unrealized
    appreciation (depreciation) .............        9,997,663        1,514,389           271,015         3,325,274
                                                --------------   --------------    --------------    --------------
 Net gain (loss) on investments .............       15,220,390        2,144,314           313,419         3,398,313
                                                --------------   --------------    --------------    --------------
  Net increase (decrease) in net assets
    resulting from operations ...............   $   19,752,125   $    2,246,822    $      336,213    $    3,591,265
                                                ==============   ==============    ==============    ==============

(a) The inception of this portfolio was May 1, 1996.
----------

The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
-------------------------------------------------------------------------------

                                                         MONEY MARKET                             BOND
                                                          PORTFOLIO                             PORTFOLIO
                                                         DECEMBER 31                            DECEMBER 31
                                                --------------------------------     -------------------------------
                                                     1996              1995              1996               1995
                                                -------------     -------------      -------------     -------------
OPERATIONS:
 Net investment income (loss) ...............   $    5,073,911    $    4,476,538    $    5,632,916    $    5,313,820
 Net realized gain (loss) on investments
   and foreign currency transactions ........                0                 0         1,596,781         2,182,123
 Change in unrealized appreciation
   (depreciation) on investments and
   foreign currency transactions ............                0                 0        (7,255,058)        9,317,232
                                                --------------    --------------    --------------    --------------
 Net increase (decrease) in net assets
   resulting from operations ................        5,073,911         4,476,538           (25,361)       16,813,175
                                                --------------    --------------    --------------    --------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ......................       (5,073,911)       (4,476,538)       (5,488,294)       (5,296,224)
 In excess of net investment income .........                0                 0                 0                 0
 Net realized gains .........................                0                 0                 0                 0
 In excess of net realized gains ............                0                 0                 0                 0
                                                --------------    --------------    --------------    --------------
  Total distributions .......................       (5,073,911)       (4,476,538)       (5,488,294)       (5,296,224)
                                                --------------    --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..........      177,545,050       114,390,840        24,809,395        26,382,392
 Dividends and distributions reinvested .....        5,073,911         4,476,538         5,488,294         5,296,224
 Cost of shares repurchased .................     (141,048,320)     (131,404,321)      (25,997,209)      (17,287,599)
                                                --------------    --------------    --------------    --------------
  Increase (decrease) in net assets from
    capital share transactions ..............       41,570,641       (12,536,943)        4,300,480        14,391,017
                                                --------------    --------------    --------------    --------------
 Net increase (decrease) in net assets ......       41,570,641       (12,536,943)       (1,213,175)       25,907,968

NET ASSETS:
 Beginning of period ........................       80,543,672        93,080,615        96,971,885        71,063,917
                                                --------------    --------------    --------------    --------------
 End of period ..............................   $  122,114,313    $   80,543,672    $   95,758,710    $   96,971,885
                                                ==============    ==============    ==============    ==============
  Undistributed net investment income .......   $            0    $            0    $      162,218    $       17,596
                                                ==============    ==============    ==============    ==============
SHARE ACTIVITY:
 Shares outstanding-beginning of period .....       80,543,672        93,080,615         8,547,388         7,252,963
                                                --------------    --------------    --------------    --------------
 Shares issued ..............................      177,545,050       114,390,840         2,281,700         2,425,769
 Shares issued-reinvestment of dividends
   and distributions ........................        5,073,911         4,476,538           514,858           477,566
 Shares redeemed ............................     (141,048,320)     (131,404,321)       (2,400,580)       (1,608,910)
                                                --------------    --------------    --------------    --------------
 Increase (decrease) in shares
   outstanding ..............................       41,570,641       (12,536,943)          395,978         1,294,425
                                                --------------    --------------    --------------    --------------
 Shares outstanding-end of period ...........      122,114,313        80,543,672         8,943,366         8,547,388
                                                ==============    ==============    ==============    ==============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                             GROWTH
                                                            PORTFOLIO
                                                           DECEMBER 31
                                                ----------------------------------
                                                     1996               1995
                                                ---------------    ---------------
OPERATIONS:
 Net investment income (loss) ...............   $    13,626,320    $     8,852,198
 Net realized gain (loss) on investments
   and foreign currency transactions ........        90,853,891        154,832,289
 Change in unrealized appreciation
   (depreciation) on investments and
   foreign currency transactions ............       116,258,704        210,731,260
                                                ---------------    ---------------
 Net increase (decrease) in net assets
   resulting from operations ................       220,738,915        374,415,747
                                                ---------------    ---------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ......................       (14,201,680)        (8,276,838)
 In excess of net investment income .........          (585,559)                 0
 Net realized gains .........................       (81,744,608)      (106,305,203)
 In excess of net realized gains ............                 0                  0
                                                ---------------    ---------------
  Total distributions .......................       (96,531,847)      (114,582,041)
                                                ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..........       219,914,964        111,725,690
 Dividends and distributions reinvested .....        96,531,847        114,582,041
 Cost of shares repurchased .................      (108,418,800)      (105,350,493)
                                                ---------------    ---------------

  Increase (decrease) in net assets from
    capital share transactions ..............       208,028,011        120,957,238
                                                ---------------    ---------------
 Net increase (decrease) in net assets ......       332,235,079        380,790,944

NET ASSETS:
 Beginning of period ........................     1,195,174,393        814,383,449
                                                ---------------    ---------------
 End of period ..............................   $ 1,527,409,472    $ 1,195,174,393
                                                ===============    ===============
  Undistributed net investment income .......   $     2,199,248    $       575,360
                                                ===============    ===============
SHARE ACTIVITY:
 Shares outstanding-beginning of period .....        37,749,399         34,205,930
                                                ---------------    ---------------
 Shares issued ..............................         6,261,333          3,712,711
 Shares issued-reinvestment of dividends
   and distributions ........................         2,730,723          3,625,404
 Shares redeemed ............................        (3,102,780)        (3,794,646)
                                                ---------------    ---------------
 Increase (decrease) in shares
   outstanding ..............................         5,889,276          3,543,469
                                                ---------------    ---------------
 Shares outstanding - end of period .........        43,638,675         37,749,399
                                                ===============    ===============

The notes to the financial statements are an integral part of this report.

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                    SHORT-TO-INTERMEDIATE
                                                         GOVERNMENT                           GLOBAL
                                                         PORTFOLIO                           PORTFOLIO
                                                         DECEMBER 31                         DECEMBER 31
                                                --------------------------------    --------------------------------
                                                      1996             1995              1996              1995
                                                --------------    --------------    --------------    --------------
OPERATIONS:
 Net investment income (loss) ...............   $    1,343,924    $    1,237,359    $    1,967,385    $    1,941,264
 Net realized gain (loss) on investments
  and foreign currency transactions .........           69,307          (188,473)       51,505,234         8,256,989

 Change in unrealized appreciation
   (depreciation) on investments and
   foreign currency transactions ............         (544,297)        1,624,946        45,461,409        43,682,105
                                                --------------    --------------    --------------    --------------

 Net increase (decrease) in net assets
   resulting from operations ................          868,934         2,673,832        98,934,028        53,880,358
                                                --------------    --------------    --------------    --------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ......................       (1,282,128)       (1,233,200)       (1,163,575)                0
 In excess of net investment income .........                0                 0        (4,516,640)                0
 Net realized gains .........................                0                 0       (39,908,690)      (11,272,429)
 In excess of net realized gains ............                0                 0                 0                 0
                                                --------------    --------------    --------------    --------------
 Total distributions .......................       (1,282,128)       (1,233,200)      (45,588,905)      (11,272,429)
                                                --------------    --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..........       12,991,955        13,644,823       186,542,360        33,603,270
 Dividends and distributions reinvested .....        1,282,128         1,233,200        45,588,905        11,272,429
Cost of shares repurchased .................      (11,350,411)      (13,087,126)      (40,162,300)      (59,756,345)
                                                --------------    --------------    --------------    --------------
  Increase (decrease) in net assets from
    capital share transactions ..............        2,923,672         1,790,897       191,968,965       (14,880,646)
 Net increase (decrease) in net assets ......        2,510,478         3,231,529       245,314,088        27,727,283
                                                --------------    --------------    --------------    --------------
NET ASSETS:
 Beginning of period ........................       23,587,733        20,356,204       289,505,647       261,778,364
                                                --------------    --------------    --------------    --------------
 End of period ..............................   $   26,098,211    $   23,587,733    $  534,819,735    $  289,505,647
                                                ==============    ==============    ==============    ==============
  Undistributed net investment income .......   $       64,368    $        4,159    $    2,119,219    $     (803,810)
                                                ==============    ==============    ==============    ==============
SHARE ACTIVITY:
 Shares outstanding-beginning of period .....        2,264,543         2,093,571        18,658,875        19,954,849
                                                --------------    --------------    --------------    --------------
Shares issued ..............................        1,250,339         1,338,408        10,474,987         2,319,062
 Shares issued-reinvestment of dividends
   and distributions ........................          125,061           119,758         2,526,793           726,386
 Shares redeemed ............................       (1,092,491)       (1,287,194)       (2,137,345)       (4,341,422)
                                                --------------    --------------    --------------    --------------
 Increase (decrease) in shares
   outstanding ..............................          282,909           170,972        10,864,435        (1,295,974)
                                                --------------    --------------    --------------    --------------
 Shares outstanding - end of period .........        2,547,452         2,264,543        29,523,310        18,658,875
                                                ==============    ==============    ==============    ==============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                        EQUITY-INCOME                     EMERGING GROWTH
                                                          PORTFOLIO                          PORTFOLIO
                                                          DECEMBER 31                        DECEMBER 31
                                                --------------------------------    -----------------------------
                                                      1996             1995              1996              1995
                                                --------------    --------------    --------------    --------------
OPERATIONS:
Net investment income (loss) ................   $   (8,361,810)   $   (6,717,146)   $     (891,620)   $     (641,318)
Net realized gain (loss) on investments
  and foreign currency transactions .........       13,598,753         9,894,197        20,856,619        35,450,575
Change in unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions .............       21,360,000        31,505,904        37,786,904        37,786,633
                                                --------------    --------------    --------------    --------------
 Net increase (decrease) in net assets
   resulting from operations ................       43,320,563        48,117,247        57,751,632        87,649,112
                                                --------------    --------------    --------------    --------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ......................       (8,089,663)       (6,700,560)                0           (49,487)
 In excess of net investment income..........                0                 0           (16,877)                0
Net realized gains ..........................      (13,148,756)       (6,702,504)      (18,935,588)      (11,919,087)
  In excess of net realized gains ...........                0                 0                 0                 0
                                                --------------    --------------    --------------    --------------
    Total distributions .....................      (21,238,419)      (13,403,064)      (18,952,465)      (11,968,574)
                                                --------------    --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares .........      111,098,802        49,617,709       133,226,763        49,653,525
  Dividends and distributions reinvested ....       21,238,419        13,403,064        18,952,465        11,968,574
  Cost of shares repurchased ................      (21,084,113)      (24,796,488)      (48,043,303)      (31,433,111)
                                                --------------    --------------    --------------    --------------

Increase (decrease) in net assets from
  capital share transactions ................      111,253,108        38,224,285       104,135,925        30,188,988
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in net assets .......      133,335,252        72,938,468       142,935,092       105,869,526

NET ASSETS:
  Beginning of period .......................      256,805,670       183,867,202       288,519,235       182,649,709
                                                --------------    --------------    --------------    --------------
  End of period .............................   $  390,140,922    $  256,805,670    $  431,454,327    $  288,519,235
                                                ==============    ==============    ==============    ==============

   Undistributed net investment income ......   $      290,116    $       17,969    $            0    $       16,877
                                                ==============    ==============    ==============    ==============
SHARE ACTIVITY:

  Shares outstanding-beginning of period ....       19,962,450        16,863,575        17,758,249        15,817,298
                                                --------------    --------------    --------------    --------------
  Shares issued .............................        7,994,839         4,064,325         7,201,118         3,437,728
  Shares issued-reinvestment of dividends
    and distributions .......................       (1,513,827)        1,059,083         1,027,524           739,247
  Shares redeemed ...........................       (1,548,497)       (2,024,533)       (2,615,950)       (2,236,024)
                                                --------------    --------------    --------------    --------------
  Increase (decrease) in shares
    outstanding .............................        7,960,169         3,098,875         5,612,692         1,940,951
                                                --------------    --------------    --------------    --------------
  Shares outstanding - end of period ........       27,922,619        19,962,450        23,370,941        17,758,249
                                                ==============    ==============    ==============    ==============

The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended
--------------------------------------------------------------------------------

                                                             AGGRESSIVE GROWTH                    BALANCED
                                                                PORTFOLIO                         PORTFOLIO
                                                               DECEMBER 31                       DECEMBER 31
                                                    --------------------------------    --------------------------------
                                                         1996              1995              1996              1995
                                                    --------------    --------------    --------------    --------------
OPERATIONS:
 Net investment income (loss) ...................   $     (191,022)   $     (515,168)   $    1,237,803    $    1,075,870
 Net realized gain (loss) on investments and
   foreign currency transactions ................        8,279,659         4,512,355         1,348,035          (304,469)
 Change in unrealized appreciation (depreciation)
   on investments and foreign currency
   transactions .................................       11,230,327        20,073,057         1,733,124         3,757,818
                                                    --------------    --------------    --------------    --------------
 Net increase (decrease) in net assets resulting
   from operations ..............................       19,318,964        24,070,244         4,318,962         4,529,219
                                                    --------------    --------------    --------------    --------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................                0                 0        (1,117,569)       (1,074,367)
 In excess of net investment income .............       (2,670,490)             (501)                0                 0
 Net realized gains .............................       (3,787,108)       (4,186,091)         (421,489)                0
 In excess of net realized gains ................                0                 0                 0                 0
                                                    --------------    --------------    --------------    --------------
  Total distributions ...........................       (6,457,598)       (4,186,592)       (1,539,058)       (1,074,367)
                                                    --------------    --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............       99,773,436       133,357,432        19,661,402        12,933,665
 Dividends and distributions reinvested .........        6,457,598         4,186,592         1,539,058         1,074,367
 Cost of shares repurchased .....................      (57,074,077)      (37,719,938)       (5,764,130)       (5,770,415)
                                                    --------------    --------------    --------------    --------------
  Increase (decrease) in net assets from capital
    share transactions ..........................       49,156,957        99,824,086        15,436,330         8,237,617
                                                    --------------    --------------    --------------    --------------
 Net increase (decrease) in net assets ..........       62,018,323       119,707,738        18,216,234        11,692,469

NET ASSETS:
 Beginning of period ............................      158,534,054        38,826,316        31,114,445        19,421,976
                                                    --------------    --------------    --------------    --------------
 End of period ..................................   $  220,552,377    $  158,534,054    $   49,330,679    $   31,114,445
                                                    ==============    ==============    ==============    ==============
  Undistributed net investment income ...........   $            0    $            0    $      122,121    $        1,887
                                                    ==============    ==============    ==============    ==============
SHARE ACTIVITY:
 Shares outstanding-beginning of period .........       11,964,511         3,937,879         2,925,799         2,102,921
                                                    --------------    --------------    --------------    --------------
 Shares issued ..................................        7,309,426        10,492,134         1,800,033         1,309,039
 Shares issued-reinvestment of dividends
   and distributions ............................          470,994           315,955           135,690           105,008
 Shares redeemed ................................       (4,188,988)       (2,781,457)         (532,252)         (591,169)
                                                    --------------    --------------    --------------    --------------
 Increase (decrease) in shares
   outstanding ..................................        3,591,432         8,026,632         1,403,471           822,878
                                                    --------------    --------------    --------------    --------------
 Shares outstanding - end of period .............       15,555,943        11,964,511         4,329,270         2,925,799
                                                    ==============    ==============    ==============    ==============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                 UTILITY
                                                                PORTFOLIO
                                                               DECEMBER 31
                                                    --------------------------------
                                                         1996              1995
                                                    --------------    --------------
OPERATIONS:
 Net investment income (loss) ...................   $    1,149,798    $      788,903
 Net realized gain (loss) on investments and
   foreign currency transactions ................        1,514,745           282,252
 Change in unrealized appreciation (depreciation)
   on investments and foreign currency
   transactions .................................          937,101         2,876,054
                                                    --------------    --------------
 Net increase (decrease) in net assets resulting
   from operations ..............................        3,601,644         3,947,209
                                                    --------------    --------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................         (996,482)         (788,904)
 In excess of net investment income .............                0                 0
 Net realized gains .............................         (981,918)         (191,089)
 In excess of net realized gains ................                0                 0
                                                    --------------    --------------
  Total distributions ...........................       (1,978,400)         (979,993)
                                                    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............       18,780,850        18,320,350
 Dividends and distributions reinvested .........        1,978,400           979,993
 Cost of shares repurchased .....................       (8,874,652)       (8,142,104)
                                                    --------------    --------------
  Increase (decrease) in net assets from capital
    share transactions ..........................       11,884,598        11,158,239
                                                    --------------    --------------
 Net increase (decrease) in net assets ..........       13,507,842        14,125,455

NET ASSETS:
 Beginning of period ............................       24,607,489        10,482,034
                                                    --------------    --------------
 End of period ..................................   $   38,115,331    $   24,607,489
                                                    ==============    ==============
  Undistributed net investment income ...........   $      152,775    $          249
                                                    ==============    ==============
SHARE ACTIVITY:
 Shares outstanding-beginning of period .........        2,212,175         1,127,702
                                                    --------------    --------------
 Shares issued ..................................        1,645,679         1,789,282
 Shares issued-reinvestment of dividends
   and distributions ............................          168,076            91,339
 Shares redeemed ................................         (785,614)         (796,148)
                                                    --------------    --------------
 Increase (decrease) in shares
   outstanding ..................................        1,028,141         1,084,473
                                                    --------------    --------------
 Shares outstanding - end of period .............        3,240,316         2,212,175
                                                    ==============    ==============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                              TACTICAL ASSET ALLOCATION            C.A.S.E. GROWTH
                                                                      PORTFOLIO                       PORTFOLIO
                                                                     DECEMBER 31                     DECEMBER 31
                                                       --------------------------------   --------------------------------
                                                             1996           1995(a)            1996             1995(b)
                                                       --------------    --------------   --------------    --------------
OPERATIONS:
 Net investment income (loss) ...................      $    4,531,735    $    2,056,694   $      102,508    $       11,328
 Net realized gain (loss) on investments and
   foreign currency transactions ................           5,222,727         2,438,162          629,925            81,032
 Change in unrealized appreciation (depreciation)
   on investments and foreign currency
   transactions .................................           9,997,663         6,236,864        1,514,389            46,769
                                                       --------------    --------------   --------------    --------------
 Net increase (decrease) in net assets resulting
   from operations ..............................          19,752,125        10,731,720        2,246,822           139,129
                                                       --------------    --------------   --------------    --------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................          (4,542,174)       (2,046,255)         (95,636)          (10,990)
 In excess of net investment income .............             (15,961)                0                0                 0
 Net realized gains .............................          (3,723,111)       (2,188,162)        (429,926)          (76,031)
 In excess of net realized gains ................                   0                 0                0                 0
                                                       --------------    --------------   --------------    --------------
  Total distributions ...........................          (8,281,246)       (4,234,417)        (525,562)          (87,021)
                                                       --------------    --------------   --------------    --------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............         137,334,527       125,126,149       23,037,532         2,442,347
 Dividends and distributions reinvested .........           8,281,246         4,234,417          525,562            87,021
 Cost of shares repurchased .....................         (71,445,894)      (15,326,902)      (1,303,064)           (3,234)
                                                       --------------    --------------   --------------    --------------
  Increase (decrease) in net assets from capital
    share transactions ..........................          74,169,879       114,033,664       22,260,030         2,526,134
                                                       --------------    --------------   --------------    --------------
 Net increase (decrease) in net assets ..........          85,640,758       120,530,967       23,981,290         2,578,242

NET ASSETS:
 Beginning of period ............................         120,530,967                 0        2,578,242                 0
                                                       --------------    --------------   --------------    --------------
 End of period ..................................      $  206,171,725    $  120,530,967   $   26,559,532    $    2,578,242
                                                       ==============    ==============   ==============    ==============
  Undistributed net investment income ...........      $      234,039    $       10,439   $       12,212    $          338
                                                       ==============    ==============   ==============    ==============
SHARE ACTIVITY:
 Shares outstanding-beginning of period .........          10,487,976                 0          221,168                 0
                                                       --------------    --------------   --------------    --------------
 Shares issued ..................................          11,297,595        11,463,783        1,821,039           213,996
 Shares issued-reinvestment of dividends
   and distributions ............................             660,359           370,908           39,166             7,465
 Shares redeemed ................................          (6,096,995)       (1,346,715)        (101,821)             (293)
                                                       --------------    --------------   --------------    --------------
 Increase (decrease) in shares
   outstanding ..................................           5,860,959        10,487,976        1,758,384           221,168
                                                       --------------    --------------   --------------    --------------
 Shares outstanding - end of period .............          16,348,935        10,487,976        1,979,552           221,168
                                                       ==============    ==============   ==============    ==============


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                       MEIDIAN/INVESCO
                                                        GLOBAL SECTOR     VALUE EQUITY
                                                          PORTFOLIO         PORTFOLIO
                                                         DECEMBER 31       DECEMBER 31
                                                       --------------------------------
                                                           1996(c)           1996(c)
                                                       --------------    --------------
OPERATIONS:
 Net investment income (loss) ...................      $       22,794    $      192,952
 Net realized gain (loss) on investments and
   foreign currency transactions ................              42,404            73,039
 Change in unrealized appreciation (depreciation)
   on investments and foreign currency
   transactions .................................             271,015         3,325,274
                                                       --------------    --------------
 Net increase (decrease) in net assets resulting
   from operations ..............................             336,213         3,591,265
                                                       --------------    --------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................             (11,859)         (161,041)
 In excess of net investment income .............                   0                 0
 Net realized gains .............................             (24,239)          (68,039)
 In excess of net realized gains ................                   0                 0
                                                       --------------    --------------
  Total distributions ...........................             (36,098)         (229,080)
                                                       --------------    --------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............           7,998,720        48,034,709
 Dividends and distributions reinvested .........              36,098           229,080
 Cost of shares repurchased .....................          (1,348,858)       (2,231,667)
                                                       --------------    --------------
  Increase (decrease) in net assets from capital
    share transactions ..........................           6,685,960        46,032,122
                                                       --------------    --------------
 Net increase (decrease) in net assets ..........           6,986,075        49,394,307

NET ASSETS:
 Beginning of period ............................                   0                 0
                                                       --------------    --------------
 End of period ..................................      $    6,986,075    $   49,394,307
                                                       ==============    ==============
  Undistributed net investment income ...........      $       13,476    $       31,911
                                                       ==============    ==============
SHARE ACTIVITY:
 Shares outstanding-beginning of period .........                   0                 0
                                                       --------------    --------------
 Shares issued ..................................             788,163         4,575,121
 Shares issued-reinvestment of dividends
   and distributions ............................               3,424            20,132
 Shares redeemed ................................            (129,400)         (211,082)
                                                       --------------    --------------
 Increase (decrease) in shares
   outstanding ..................................             662,187         4,384,171
                                                       --------------    --------------
 Shares outstanding - end of period .............             662,187         4,384,171
                                                       ==============    ==============

(a) The inception of this portfolio was January 3, 1995.
(b) The inception of this portfolio was May 1, 1995.
(c) The inception of this portfolio was May 1, 1996.
----------

The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
FINANCIAL HIGHLIGHTS*
For the period ended
--------------------------------------------------------------------------------

                                                                         MONEY MARKET PORTFOLIO
                                                                                 DECEMBER 31
                                               ---------------------------------------------------------------------------
                                                   1996            1995           1994            1993             1992
                                               -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of period ........   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
 Income from operations:
  Net investment income (loss) ..............          0.05            0.05            0.04            0.02            0.03
  Net realized and unrealized gain (loss)
    on investments ..........................          0.00            0.00            0.00            0.00            0.00
                                                -----------     -----------     -----------     -----------     -----------
   Total income (loss) from operations ......          0.05            0.05            0.04            0.02            0.03
                                                -----------     -----------     -----------     -----------     -----------
 Distributions:
  Dividends from net investment income ......         (0.05)          (0.05)          (0.04)          (0.02)          (0.03)
  Dividends in excess of net investment
    income ..................................          0.00            0.00            0.00            0.00            0.00
  Distributions from net realized gains
    on investments ..........................          0.00            0.00            0.00            0.00            0.00
  Distributions in excess of net realized
    gains on investments ....................          0.00            0.00            0.00            0.00            0.00
                                                -----------     -----------     -----------     -----------     -----------
   Total distributions ......................         (0.05)          (0.05)          (0.04)          (0.02)          (0.03)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of period ..............   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                ===========     ===========     ===========     ===========     ===========
Total return (a) ............................          5.03%           5.40%           3.44%           2.45%           3.03%

Ratios and supplemental data:
  Net assets at end of period
    (in thousands) ..........................   $   122,114     $    80,544     $    93,081     $    45,782     $    45,600
  Ratio of expenses to average net
    assets (b) ..............................          0.52%           0.56%           0.60%           0.66%           0.70%
  Ratio of net investment income (loss)
    to average net assets (b) ...............          5.03%           5.30%           3.59%           2.41%           2.99%
  Ratio of commissions paid to number of
    shares ..................................           N/A             N/A             N/A             N/A             N/A
  Portfolio turnover rate (a) ...............           N/A             N/A             N/A             N/A             N/A

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                         BOND PORTFOLIO
                                                                           DECEMBER 31
                                               ------------------------------------------------------------------
                                                  1996          1995         1994           1993          1992
                                               ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period ........   $    11.35    $     9.80    $    11.24    $    11.18    $    11.18
 Income from operations:
  Net investment income (loss) ..............         0.64          0.69          0.63          0.72          0.75
  Net realized and unrealized gain (loss)
    on investments ..........................        (0.64)         1.55         (1.44)         0.95          0.32
                                                ----------    ----------    ----------    ----------    ----------
   Total income (loss) from operations ......         0.00          2.24         (0.81)         1.67          1.07
                                                ----------    ----------    ----------    ----------    ----------
 Distributions:
  Dividends from net investment income ......        (0.64)        (0.69)        (0.63)        (0.72)        (0.75)
  Dividends in excess of net investment
    income ..................................         0.00          0.00          0.00          0.00          0.00
  Distributions from net realized gains
    on investments ..........................         0.00          0.00          0.00         (0.89)        (0.32)
  Distributions in excess of net realized
    gains on investments ....................         0.00          0.00          0.00          0.00          0.00
                                                ----------    ----------    ----------    ----------    ----------
   Total distributions ......................        (0.64)        (0.69)        (0.63)        (1.61)        (1.07)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ..............   $    10.71    $    11.35    $     9.80    $    11.24    $    11.18
                                                ==========    ==========    ==========    ==========    ==========
Total return (a) ............................        0.14%        22.99%        (6.94%)       13.38%         6.79%
Ratios and supplemental data:
  Net assets at end of period
    (in thousands) ..........................   $   95,759    $   96,972    $   71,064    $   90,715    $   56,820
  Ratio of expenses to average net
    assets (b) ..............................        0.64%         0.61%         0.59%         0.64%         0.70%
  Ratio of net investment income (loss)
    to average net assets (b) ...............        5.96%         6.45%         5.94%         5.94%         6.49%
  Ratio of commissions paid to number of
    shares ..................................          N/A           N/A           N/A           N/A           N/A
  Portfolio turnover rate (a) ...............      187.72%       120.54%       131.73%       149.02%        80.73%

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                           GROWTH PORTFOLIO
                                                                             DECEMBER 31
                                                -------------------------------------------------------------------
                                                   1996           1995         1994          1993           1992
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period ........   $    31.66    $    23.81    $    26.25    $    25.83    $    26.26
 Income from operations:
  Net investment income (loss) ..............         0.34          0.26          0.22          0.28          0.36
  Net realized and unrealized gain
    (loss) on investments ...................         5.35         10.97         (2.41)         0.79          0.52
                                                ----------    ----------    ----------    ----------    ----------
   Total income (loss) from operations ......         5.69         11.23         (2.19)         1.07          0.88
                                                ----------    ----------    ----------    ----------    ----------
 Distributions:
  Dividends from net investment income ......        (0.35)        (0.24)        (0.22)        (0.28)        (0.36)
  Dividends in excess of net investment
    income ..................................        (0.01)         0.00          0.00          0.00          0.00
  Distributions from net realized gains
    on investments ..........................        (1.99)        (3.14)         0.00         (0.37)        (0.95)
  Distributions in excess of net realized
    gains on investments ....................         0.00          0.00         (0.03)         0.00          0.00
                                                ----------    ----------    ----------    ----------    ----------
   Total distributions ......................        (2.35)        (3.38)        (0.25)        (0.65)        (1.31)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ..............   $    35.00    $    31.66    $    23.81    $    26.25    $    25.83
                                                ==========    ==========    ==========    ==========    ==========
Total return (a) ............................       17.96%        47.12%        (8.31%)        3.97%         2.35%

Ratios and supplemental data:
  Net assets at end of period
    (in thousands) ..........................   $1,527,409    $1,195,174    $  814,383    $  934,810    $  711,422
  Ratio of expenses to average net
    assets (b) ..............................        0.88%         0.86%         0.84%         0.87%         0.86%
  Ratio of net investment income (loss)
    to average net assets (b) ...............        0.98%         0.90%         0.88%         1.07%         1.44%
  Ratio of commissions paid to number of
    shares ..................................        4.93%          N/A           N/A           N/A           N/A
  Portfolio turnover rate (a) ...............       45.21%       130.48%       107.33%        77.91%        77.70%

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                             SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO
                                                                            DECEMBER 31
                                                ------------------------------------------------------------------
                                                   1996          1995          1994         1993          1992(c)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period ........   $    10.42    $     9.72    $    10.30    $    10.02    $    10.00
 Income from operations:
  Net investment income (loss) ..............         0.56          0.60          0.50          0.36          0.02
  Net realized and unrealized gain
    (loss) on investments ...................        (0.21)         0.70         (0.58)         0.29          0.02
                                                ----------    ----------    ----------    ----------    ----------
   Total income (loss) from operations ......         0.35          1.30         (0.08)         0.65          0.04
                                                ----------    ----------    ----------    ----------    ----------
 Distributions:
  Dividends from net investment income ......        (0.53)        (0.60)        (0.50)        (0.35)        (0.02)
  Dividends in excess of net investment
    income ..................................         0.00          0.00          0.00          0.00          0.00
  Distributions from net realized gains
    on investments ..........................         0.00          0.00          0.00         (0.02)         0.00
  Distributions in excess of net realized
    gains on investments ....................         0.00          0.00          0.00          0.00          0.00
                                                ----------    ----------    ----------    ----------    ----------
   Total distributions ......................        (0.53)        (0.60)        (0.50)        (0.37)        (0.02)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ..............        10.24    $    10.42    $     9.72    $    10.30    $    10.02
                                                ==========    ==========    ==========    ==========    ==========
Total return (a) ............................        3.48%        13.54%        (0.43%)        4.58%         0.45%

Ratios and supplemental data:
  Net assets at end of period
    (in thousands) ..........................   $   26,098    $   23,588    $   20,356    $   24,864    $    2,509
  Ratio of expenses to average net
    assets (b) ..............................        0.76%         0.78%         0.81%         1.00%         1.00%
  Ratio of net investment income (loss)
    to average net assets (b) ...............        5.43%         5.84%         4.95%         3.44%         3.24%
  Ratio of commissions paid to number of
    shares ..................................          N/A           N/A           N/A           N/A           N/A
  Portfolio turnover rate (a) ...............       58.15%        51.82%        93.70%        28.64%         0.00%

* The above table illustrates the change for a share outstanding computed using average shares outstanding throughout each period. See Notes to Financial Highlights on page 66 and Note 6.
----------

The notes to the financial statements are an integral part of this report.

                                                                        GLOBAL PORFOLIO
                                                                           DECEMBER 31
                                                ------------------------------------------------------------------
                                                   1996          1995          1994          1993         1992(c)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period ........   $    15.52    $    13.12    $    13.62    $    10.16    $    10.00
 Income from operations:
  Net investment income (loss ...............         0.08          0.10          0.10          0.04         (0.02)
  Net realized and unrealized gain
    (loss) on investments ...................         4.20          2.91          0.10          3.72          0.18
                                                ----------    ----------    ----------    ----------    ----------
   Total income (loss) from operations ......         4.28          3.01          0.20          3.76          0.16
                                                ----------    ----------    ----------    ----------    ----------
 Distributions:
  Dividends from net investment income ......        (0.04)         0.00         (0.10)        (0.04)         0.00
  Dividends in excess of net investment
    income ..................................        (0.17)         0.00         (0.01)         0.00          0.00
  Distributions from net realized gains
    on investments ..........................        (1.47)        (0.61)        (0.56)        (0.26)         0.00
  Distributions in excess of net realized
    gains on investments ....................         0.00          0.00         (0.03)         0.00          0.00
                                                ----------    ----------    ----------    ----------    ----------
   Total distributions ......................        (1.68)        (0.61)        (0.70)        (0.30)         0.00
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ..............   $    18.12    $    15.52    $    13.12    $    13.62    $    10.16
                                                ==========    ==========    ==========    ==========    ==========
Total return (a) ............................       27.74%        23.06%         0.25%        35.05%         1.62%

Ratios and supplemental data:
  Net assets at end of period
    (in thousands) ..........................   $  534,820    $  289,506    $  261,778    $   99,094    $      508
  Ratio of expenses to average net
    assets (b) ..............................        0.99%         0.99%         1.01%         1.09%         2.48%
  Ratio of net investment income (loss)
    to average net assets (b) ...............        0.46%         0.75%         0.73%         0.30%        (2.23%)
  Ratio of commissions paid to number of
    shares ..................................        1.54%          N/A           N/A           N/A           N/A
  Portfolio turnover rate (a) ...............       88.31%       130.60%       192.06%        79.93%         0.00%

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                 EQUITY-INCOME PORTFOLIO
                                                                       DECEMBER 31
                                                -------------------------------------------------
                                                   1996         1995           1994         1993(d)
                                                ----------    ----------    ----------    ----------
Net asset value, beginning of period ........   $    12.86    $    10.90    $    11.23    $    10.00
 Income from operations:
  Net investment income (loss) ..............         0.37          0.37          0.31          0.19
  Net realized and unrealized gain
    (loss) on investments ...................         1.56          2.33         (0.33)         1.33
                                                ----------    ----------    ----------    ----------
   Total income (loss) from operations ......         1.93          2.70         (0.02)         1.52
                                                ----------    ----------    ----------    ----------
 Distributions:
  Dividends from net investment income ......        (0.32)        (0.37)        (0.31)        (0.19)
  Dividends in excess of net investment
    income ..................................         0.00          0.00          0.00          0.00
  Distributions from net realized gains
    on investments ..........................        (0.50)        (0.37)         0.00         (0.10)
  Distributions in excess of net realized
    gains on investments ....................         0.00          0.00          0.00          0.00
                                                ----------    ----------    ----------    ----------
   Total distributions ......................        (0.82)        (0.74)        (0.31)        (0.29)
                                                ----------    ----------    ----------    ----------
Net asset value, end of period ..............   $    13.97    $    12.86    $    10.90    $    11.23
                                                ==========    ==========    ==========    ==========
Total return (a) ............................       15.00%        24.66%        (0.53%)       13.49%

Ratios and supplemental data:
  Net assets at end of period
    (in thousands) ..........................   $  390,141    $  256,806    $  183,867    $   90,560
  Ratio of expenses to average net
    assets (b) ..............................        0.91%         0.87%         0.89%         1.00%
  Ratio of net investment income (loss)
    to average net assets (b) ...............        2.72%         3.07%         2.78%         1.70%
  Ratio of commissions paid to number of
    shares ..................................        5.82%          N/A           N/A           N/A
  Portfolio turnover rate (a) ...............       49.32%        52.59%        53.50%        27.41%

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)



                                                               EMERGING GROWTH PORTFOLIO
                                                                      DECEMBER 31
                                                  --------------------------------------------------
                                                      1996         1995       1994        1993(D)
                                                  ----------- ----------- -----------  -------------
Net asset value, beginning of period ........      $  16.25      $  11.55     $  12.47     $  10.00
 Income from operations:
  Net investment income (loss) ..............         (0.04)         0.01         0.01        (0.04)
  Net realized and unrealized gain
    (loss) on investments ...................          3.10          5.42        (0.92)        2.51
                                                  ----------- -----------  -----------  -----------
   Total income (loss) from operations ......          3.06          5.43        (0.91)        2.47
                                                  ----------- -----------  -----------  -----------
 Distributions:
  Dividends from net investment income ......          0.00          0.00        (0.01)        0.00
  Dividends in excess of net investment
    income ..................................          0.00          0.00         0.00         0.00
  Distributions from net realized gains
    on investments ..........................         (0.85)        (0.73)        0.00         0.00
  Distributions in excess of net realized
    gains on investments ....................          0.00          0.00         0.00         0.00
                                                  ----------- -----------  -----------  -----------
   Total distributions ......................         (0.85)        (0.73)       (0.01)        0.00
                                                  ----------- -----------  -----------  -----------
Net asset value, end of period ..............      $  18.46      $  16.25     $  11.55     $  12.47
                                                  =========== ===========  ===========  ===========
Total return (a) ............................        18.88%        46.79%       (7.36%)      24.71%

Ratios and supplemental data:
  Net assets at end of period                      $431,454      $288,519     $182,650     $102,472
    (in thousands) ..........................
  Ratio of expenses to average net
    assets (b) ..............................         0.94%         0.91%        0.92%        1.00%
  Ratio of net investment income (loss)              (0.24%)        0.03%        0.06%       (0.30%)
    to average net assets (b) ...............
  Ratio of commissions paid to number of              5.65%           N/A          N/A          N/A
    shares ..................................        80.02%       124.13%       72.62%       12.79%
  Portfolio turnover rate (a) ...............



                                                    AGGRESSIVE GROWTH PORTFOLIO                    BALANCED PORTFOLIO
                                                            DECEMBER 31                                DECEMBER 31
                                                ------------------------------------    --------------------------------------
                                                   1996          1995        1994(e)       1996          1995          1994(e)
                                                ----------    ----------    --------    ----------    ----------    ----------
Net asset value, beginning of period ........   $    13.25    $     9.86    $  10.00    $    10.63    $     9.24    $    10.00
 Income from operations:
  Net investment income (loss) ..............        (0.01)        (0.06)       0.02          0.34          0.44          0.34
  Net realized and unrealized gain
    (loss) on investments ...................         1.38          3.96       (0.14)         0.80          1.38         (0.76)
                                                ----------    ----------    --------    ----------    ----------    ----------
   Total income (loss) from operations ......         1.37          3.90       (0.12)         1.14          1.82         (0.42)
                                                ----------    ----------    --------    ----------    ----------    ----------
 Distributions:
  Dividends from net investment income ......         0.00          0.00       (0.02)        (0.28)        (0.43)        (0.34)
  Dividends in excess of net investment
    income ..................................        (0.19)         0.00        0.00          0.00          0.00          0.00
  Distributions from net realized gains
    on investments ..........................        (0.25)        (0.51)       0.00         (0.10)         0.00          0.00
  Distributions in excess of net realized
    gains on investments ....................         0.00          0.00        0.00          0.00          0.00          0.00
                                                ----------    ----------    --------    ----------    ----------    ----------
   Total distributions ......................        (0.44)        (0.51)      (0.02)        (0.38)        (0.43)        (0.34)
                                                ----------    ----------    --------    ----------    ----------    ----------
Net asset value, end of period ..............        14.18    $    13.25    $   9.86    $    11.39    $    10.63    $     9.24
                                                ==========    ==========    ========    ==========    ==========    ==========
Total return (a) ............................       10.45%        38.02%      (1.26%)       10.72%        19.80%        (5.73%)

Ratios and supplemental data:
  Net assets at end of period
    (in thousands) ..........................      220,552    $  158,534    $ 38,826    $   49,331    $   31,114    $   19,422
  Ratio of expenses to average net
    assets (b) ..............................        0.98%         1.07%       1.00%         0.97%         0.97%         1.00%
  Ratio of net investment income (loss)
    to average net assets (b) ...............       (0.10%)       (0.48%)     (0.20%)        3.14%         4.38%         4.27%
  Ratio of commissions paid to number of
    shares ..................................        7.08%          N/A         N/A          0.24%          N/A           N/A
  Portfolio turnover rate (a) ...............      101.28%       108.04%      89.73%        76.90%        98.55%        57.73%

* The above table illustrates the change for a share outstanding computed using average shares outstanding throughout each period. See Notes to Financial Highlights on page 66 and Note 6.
----------

WRL SERIES FUND, INC.
FINANCIAL HIGHLIGHTS*
For the period ended
--------------------------------------------------------------------------------

                                                                                                  TACTICAL
                                                                                                    ASSET
                                                            UTILITY                              ALLOCATION
                                                            PORTFOLIO                             PORTFOLIO
                                                           DECEMBER 31                           DECEMBER 31
                                                --------------------------------------    ------------------------
                                                    1996         1995         1994(e)       1996          1995(f)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period ........   $    11.12    $     9.30    $    10.00    $    11.49    $    10.00
 Income from operations:
  Net investment income (loss) ..............         0.42          0.46          0.43          0.33          0.41
  Net realized and unrealized gain
    (loss) on investments ...................         0.87          1.93         (0.70)         1.33          1.93
                                                ----------    ----------    ----------    ----------    ----------
   Total income (loss) from operations ......         1.29          2.39         (0.27)         1.66          2.34
                                                ----------    ----------    ----------    ----------    ----------
 Distributions:
  Dividends from net investment income ......        (0.33)        (0.46)        (0.43)        (0.30)        (0.41)
  Dividends in excess of net investment
    income ..................................         0.00          0.00          0.00          0.00          0.00
  Distributions from net realized gains
    on investments ..........................        (0.32)        (0.11)         0.00         (0.24)        (0.44)
  Distributions in excess of net realized
    gains on investments ....................         0.00          0.00          0.00          0.00          0.00
                                                ----------    ----------    ----------    ----------    ----------
   Total distributions ......................        (0.65)        (0.57)        (0.43)        (0.54)        (0.85)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ..............   $    11.76    $    11.12    $     9.30    $    12.61    $    11.49
                                                ==========    ==========    ==========    ==========    ==========
Total return (a) ............................       11.64%        25.25%        (4.58%)       14.42%        20.09%

Ratios and supplemental data:
  Net assets at end of period
    (in thousands) ..........................   $   38,115    $   24,607    $   10,482    $  206,172    $  120,531
  Ratio of expenses to average net
    assets (b) ..............................        1.00%         1.00%         1.00%         0.90%         0.93%
  Ratio of net investment income (loss)
    to average net assets (b) ...............        3.73%         4.56%         5.36%         2.78%         3.76%
  Ratio of commissions paid to number of
    shares ..................................        4.33%           N/A           N/A          0.50%          N/A
  Portfolio turnover rate (a) ...............       68.53%        78.34%        36.13%        98.97%        38.68%

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                             MERIDAN/
                                                        C.A.S.E.              INVESCO
                                                         GROWTH           GLOBAL SECTOR   VALUE EQUITY
                                                        PORTFOLIO            PORTFOLIO     PORTFOLIO
                                                       DECEMBER 31         DECEMBER 31    DECEMBER 31
                                                ------------------------  -------------   ------------
                                                   1996         1995(g)       1996(h)       1996(h)
                                                ----------    ----------    ----------    ------------
Net asset value, beginning of period ........   $    11.66    $    10.00    $    10.00    $    10.00
 Income from operations:
  Net investment income (loss) ..............         0.12          0.12          0.06          0.10
  Net realized and unrealized gain
    (loss) on investments ...................         1.92          2.49          0.55          1.23
                                                ----------    ----------    ----------    ----------
   Total income (loss) from operations ......         2.04          2.61          0.61          1.33
                                                ----------    ----------    ----------    ----------
 Distributions:
  Dividends from net investment income ......        (0.05)        (0.12)        (0.02)        (0.04)
  Dividends in excess of net investment
    income ..................................         0.00          0.00          0.00          0.00
  Distributions from net realized gains
    on investments ..........................        (0.23)        (0.83)        (0.04)        (0.02)
  Distributions in excess of net realized
    gains on investments ....................         0.00          0.00          0.00          0.00
                                                ----------    ----------    ----------    ----------
   Total distributions ......................        (0.28)        (0.95)        (0.06)        (0.06)
                                                ----------    ----------    ----------    ----------
Net asset value, end of period ..............   $    13.42    $    11.66    $    10.55    $    11.27
                                                ==========    ==========    ==========    ==========
Total return (a) ............................       17.50%        20.65%         6.08%        13.19%

Ratios and supplemental data:
  Net assets at end of period
    (in thousands) ..........................   $   26,560    $    2,578    $    6,986    $   49,394
  Ratio of expenses to average net
    assets (b) ..............................        1.00%         1.00%         2.37%         1.00%
  Ratio of net investment income (loss)
    to average net assets (b) ...............        0.94%         1.02%         0.62%         0.89%
  Ratio of commissions paid to number of
    shares ..................................        6.04%          N/A          3.13%         6.96%
  Portfolio turnover rate (a) ...............      160.27%       121.62%        27.58%         7.93%

* The above table illustrates the change for a share outstanding computed using average shares outstanding throughout each period. See Notes to Financial Highlights below and Note 6.

NOTES TO FINANCIAL HIGHLIGHTS
(a) For periods of less than one year the total return and portfolio turnover rate are not annualized.
(b) For periods of less than one year the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets are annualized.
(c) The inception of this portfolio was December 3, 1992.
(d) The inception of this portfolio was March 1, 1993.
(e) The inception of this portfolio was March 1, 1994.
(f) The inception of this portfolio was January 3, 1995.
(g) The inception of this portfolio was May 1, 1995.
(h) The inception of this portfolio was May 1, 1996.
----------

The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 1996

NOTE 1--ORGANIZATION AND SUMMARY
        OF SIGNIFICANT ACCOUNTING
        POLICIES

   The WRL Series Fund, Inc. ("Fund") is a diversified, open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985 as a Maryland corporation and commenced operations with three Portfolios on October 2, 1986: Money Market, Bond, and Growth (each with different investment objectives). From inception of the Fund until June 30, 1992, shares were sold exclusively to the WRL Series Life Account (the "Life Account") and the WRL Series Annuity Account (the "Annuity Account"), collectively called the Separate Accounts of Western Reserve Life Assurance Co. of Ohio ("WRL"), to fund benefits under variable universal life insurance policies and variable annuity contracts issued by WRL.

   Since our initial three Portfolio offerings, additional Portfolios have been added.


PORTFOLIO                             INCEPTION
---------                             ---------
Short-to-Intermediate Government  December 3, 1992
Global                            December 3, 1992
Equity-Income                        March 1, 1993
Emerging Growth                      March 1, 1993
Aggressive Growth                    March 1, 1994
Balanced                             March 1, 1994
Utility                              March 1, 1994
Tactical Asset Allocation          January 3, 1995
C.A.S.E. Growth                        May 1, 1995
Meridian/INVESCO Global Sector         May 1, 1996
Value Equity                           May 1, 1996

   On May 1, 1996, WRL supplied seed capital as follows:

PORTFOLIO                        CONTRIBUTION
---------                        ------------
Meridian/INVESCO Global Sector   $ 1,000,000
Value Equity                     $  500,000

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENT

   The Board of Directors has determined that the most appropriate method for valuing the securities of the Money Market Portfolio is the amortized cost basis. Under this method, the net asset value of the Money Market Portfolio shares is expected to remain at a constant $1.00 per share, although there can be no assurance that this will be achieved.

   Securities held by the remaining Portfolios are valued at market value, except for short-term debt securities. Short-term debt securities maturing in 60 days or less are valued on the amortized cost basis, which approximates market value. Stocks are valued at the latest sale price on the last business day of the fiscal period and reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the latest bid price is used. Bonds are valued using prices quoted by a major dealer in bonds which offers a pricing service. Certain pricing methodologies, such as matrix pricing of bonds, may differ. Securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

   The value of foreign securities are translated into U.S. dollars using foreign exchange spot rates.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

   Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis for both tax and financial reporting purposes. Dividend income is recorded on the ex-dividend date, and interest income, including amortization of bond premium and accretion of discount, is accrued daily. Dividend income on foreign securities is recorded net of foreign tax expense.

   The accounting records of the Fund are maintained in U.S. dollars. For transactions denominated in a currency other than the U. S. dollar, purchases and sales of securities, income received, and expenses paid are translated into U.S. dollars at the foreign exchange spot rate on the date the transaction is recorded. Currency gain and loss is also calculated

WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

   NOTE 1 (CONTINUED)

   on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

   The unrealized gain or loss on forward foreign currency contracts is due to the difference between the foreign exchange contract rate and the foreign exchange forward rate applicable to that contract at the end of the period. This gain or loss becomes realized when the contract is closed or settled.

   Futures contracts and options are valued based upon daily settlement prices with the fluctuations in value recorded as unrealized gains and losses. These gains and losses become realized when the position is closed. The risks associated with the use of options and futures contracts involve the possibilities of an illiquid market and an imperfect correlation between the value of the instrument and the underlying security.

C. SECURITIES LENDING

   At December 31, 1996, securities with an aggregate market value of $288,344,273 had been loaned under agreements whereby the Fund received cash collateral in the amount of $299,516,734. The Fund derives income from its securities lending activities. During the year ended December 31, 1996, the following amounts of income, net of related expenses, resulted from securities lending activities:

   PORTFOLIO                    MARKET VALUE      INCOME
   ---------                    ------------      ------
   Bond                         $ 22,430,178     $ 19,016
   Growth                         98,439,509      582,588
   Short-to-Intermediate
    Government                       --             1,006
   Global                        57,629,450       178,201
   Equity-Income                  7,771,550        11,698
   Emerging Growth               68,291,990       182,828
   Aggressive Growth             11,575,037        37,128
   Balanced                       5,567,288         3,673
   Utility                        3,003,848         4,016
   Tactical Asset Allocation     13,635,423         6,280

D. FEDERAL INCOME TAXES

   It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for Federal income taxes has been made.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

   Reclassifications between undistributed net invest-ment income (UNII) and undistributed net realized capital gains (UNCG) were made to appropriately conform financial accounting and tax treatment of dividend distributions. Net investment income, net realized gains and net assets were not affected by these reclassifications. The Portfolios and the amounts of the reclassifications are as follows:

   PORTFOLIO                             UNII         UNCG
   ---------                             ----         ----
   Growth                            $ 2,784,807  $(2,784,807)
   Short-to-Intermediate Government      (1,587)        1,587
   Global                             6,635,859    (6,635,859)
   Emerging Growth                         (305)          305
   Aggressive Growth                  2,670,489    (2,670,489)
   Utility                                 (790)          790
   Tactical Asset Allocation            250,000      (250,000)
   C.A.S.E. Growth                        5,002        (5,002)
   Meridian/INVESCO Global Sector         2,541        (2,541)

   In addition, reclassifications were made in the Emerging Growth and Aggressive Growth Portfolios for $891,925 and $191,022, respectively, between undistributed net investment income and additional paid-in capital.

E. DIVIDENDS AND DISTRIBUTIONS

   Dividends of the Money Market Portfolio are declared daily and reinvested monthly. Dividends of the remaining Portfolios are typically declared and reinvested semi-annually, while capital gain distributions are typically declared and reinvested

WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

   NOTE 1 (CONTINUED)

   annually. Dividends and distributions of the Fund are generally paid to and reinvested by the Separate Accounts on the next business day after declaration.

F. ORGANIZATION COSTS

   All costs incurred in connection with the formation of the Fund and its Portfolios were paid by WRL.

G. EXPENSE OFFSET ARRANGEMENT

   Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total Fund expenses.

NOTE 2--INVESTMENT ADVISORY AND
        TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY

   The Fund has entered into annually renewable investment advisory agreements for each Portfolio with WRL as investment adviser. The Fund pays to WRL, and charges to each respective Portfolio, advisory fees each month at the following annual rate expressed as a percentage of the average daily net assets of the respective Portfolio:

                                           PERCENT OF
   PORTFOLIO                                 ASSETS
   ---------                                 ------
   Money Market                               .40%
   Bond                                       .50%
   Growth                                     .80%
   Short-to-Intermediate Government           .60%
   Global                                     .80%
   Equity-Income                              .80%
   Emerging Growth                            .80%
   Aggressive Growth                          .80%
   Balanced                                   .80%
   Utility                                    .75%
   Tactical Asset Allocation                  .80%
   C.A.S.E. Growth                            .80%
   Meridian/INVESCO Global Sector            1.10%
   Value Equity                               .80%

   WRL has entered into a sub-advisory agreement with various management companies. Pursuant to each agreement, fifty percent of the advisory fee paid to WRL is due the respective management company for the following
   Portfolios:

   PORTFOLIO             INVESTMENT MANAGER
   ---------             ------------------
   Money Market       J.P. Morgan Investment
                       Management Inc.
   Bond               Janus Capital Corporation
                       ("JCC")
   Growth             JCC
   Global             JCC
   Equity-Income      Luther King Capital
                       Management Corp.
   Aggressive         Fred Alger Management, Inc.
    Growth
   C.A.S.E. Growth    C.A.S.E. Management, Inc.

   Effective May 1, 1996, the investment manager for the Money Market Portfolio changed from Janus Capital Corporation to J.P. Morgan Investment Management Inc. As a result of this change the annual advisory fee rate was reduced from .50% to .40%.

   Pursuant to other sub-advisory agreements, fifty percent of the advisory fee paid to WRL less fifty percent of any expense reimbursement is due the respective management company for the following portfolios:

   PORTFOLIO                         INVESTMENT MANAGER
   ---------                         ------------------
   Short-to-Intermediate            AEGON USA Investment
    Government                        Management, Inc.
                                      ("AEGON Mgmt.")
   Emerging Growth                  Van Kampen American
                                      Capital Asset
                                      Management, Inc.
   Balanced                         AEGON Mgmt.
   Tactical Asset                   Dean Investment
    Allocation                        Associates
   Value Equity                     NWQ Investment
                                       Management, Inc.

   Pursuant to the Utility Portfolio agreement, 0.50% of the first $30 million of average daily net assets, 0.35% of the next $20 million of average daily net assets and 0.25% of average daily net assets in excess of $50 million, is payable to Federated Investment Counseling.

   Pursuant to the Meridian/INVESCO Global Sector Portfolio agreement, Meridian Investment Manage-ment Corporation receives monthly compensation from the investment adviser, as a percentage of the

WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

   NOTE 2 (CONTINUED)

   Portfolio's average daily net assets, at an annual rate of 0.30% of the first $100 million of net assets and 0.35% of net assets in excess of $100 million. For its services, INVESCO Global Asset Management Limited receives monthly compensation from the investment adviser, as a percentage of the Portfolio's average daily net assets, at an annual rate of 0.40% of the first $100 million of average daily net assets and 0.35% of net assets in excess of $100 million.

   WRL currently voluntarily waives its advisory fees to the extent a Portfolio's normal operating expenses exceeds the percentage of average daily net assets on an annualized basis of the Portfolio as listed below:

                                       PERCENT OF
   PORTFOLIO                           NET ASSETS
   ---------                           ----------
   Money Market                           .70%
   Bond                                   .70%
   Growth                                1.00%
   Short-to-Intermediate Government      1.00%
   Global                                1.00%
   Equity-Income                         1.00%
   Emerging Growth                       1.00%
   Aggressive Growth                     1.00%
   Balanced                              1.00%
   Utility                               1.00%
   Tactical Asset Allocation             1.00%
   C.A.S.E. Growth                       1.00%
   Value Equity                          1.00%

   The Portfolios are charged for expenses that specifically relate to their individual operations. All other operating expenses of the Fund that are not attributable to a specific portfolio are allocated based upon the proportionate number of policy and contract owners of the underlying sub-accounts. WRL directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses WRL. All normal operating expenses that exceed the established expense limit set forth above will be borne by WRL.

   At a Special Meeting of Fund shareholders on December 16, 1996, a change in investment adviser from WRL to WRL Investment Management, Inc. (WRL Management) was approved, effective January 1, 1997. At the same meeting, shareholders also approved new investment advisory agreements ("New Advisory Agreements") between WRL Management and the Fund, on behalf of each Portfolio. The terms of the New Advisory Agreements are substantially the same as the terms of the current advisory agreements between WRL and each Portfolio. At the same Special Meeting, Fund shareholders also approved, effective January 1, 1997, new investment sub-advisory agreements ("New Sub-Advisory Agreements) between the Fund, on behalf of each Portfolio, and each respective sub-adviser for each Portfolio. The terms of the New Sub-Advisory Agreements are substantially the same as the terms of the current sub-advisory agreements. WRL Management is a direct, wholly-owned subsidiary of WRL.

B. AFFILIATES

   WRL and AEGON Mgmt. are indirect wholly-owned subsidiaries of AEGON USA, Inc., which is an indirect wholly-owned subsidiary of AEGON nv, a Netherlands corporation.

   The Sub-Advisors may occasionally place portfolio business with affiliated brokers of the Investment Advisor or a Sub-Advisor. Brokerage commissions were paid to affiliated brokers of the Investment Advisor or the Sub-Advisor during the year ended December 31, 1996, as follows:

   PORTFOLIO            COMMISSIONS
   ---------            -----------
   Utility               $      60
   Aggressive Growth     $ 329,194

C. PLAN OF DISTRIBUTION

   Effective January 1, 1997, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("Distribution Plan") and pursuant to the Plan, has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI").

   Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing such Portfolio's shares, up to a maximum rate of 0.15% on an annualized basis of the average daily net assets.

WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

   NOTE 2 (CONTINUED)


   ISI has determined that it will not seek payment by the Fund of distribution expenses with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI seeking reimbursement, Policy and Contract Owners will be notified in advance.

D. DEFERRED COMPENSATION PLAN

   Each eligible Director of the WRL Series Fund, Inc. who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the WRL Series Fund, Inc. (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any Portfolio of the IDEX Series Fund. Invested plan amounts are included in other assets. The total liability for deferred compensation to Directors under the Plan at December 31, 1996, is included in other liabilities in the accompanying Statement of Assets and Liabilities.

WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 3--SECURITIES TRANSACTIONS

   Securities transactions are summarized as follows:

                                                                                                         SHORT-TO-
                                                           MONEY                                        INTERMEDIATE
                                                           MARKET            BOND           GROWTH       GOVERNMENT
                                                         PORTFOLIO         PORTFOLIO       PORTFOLIO     PORTFOLIO
                                                         ---------         ---------       ---------     ---------
For the year ended December 31, 1996:
   Purchase of securities:
    Long-term excluding U.S. Government ............  $    2,997,906     $ 44,537,785   $  667,260,041  $ 3,023,124
    U.S. Government securities .....................   1,085,659,284      223,639,382    1,426,399,933   54,616,920
 Proceeds from maturities and sales of securities:
    Long-term excluding U.S. Government ............               0       40,365,979      503,958,753    1,628,226
    U.S. Government securities .....................   1,067,875,318      221,553,101    1,334,539,303   39,763,434

                                                                            EQUITY-         EMERGING     AGGRESSIVE
                                                           GLOBAL           INCOME           GROWTH       GROWTH
                                                         PORTFOLIO         PORTFOLIO       PORTFOLIO     PORTFOLIO
                                                         ---------         ---------       ---------     ---------
For the year ended December 31, 1996:
   Purchase of securities:                             $517,669,490      $229,621,379   $  355,320,165  $220,403,683
    Long-term excluding U.S. Government ............     71,702,152        22,706,985    5,821,863,005             0
    U.S. Government securities .....................
 Proceeds from maturities and sales of securities:
    Long-term excluding U.S. Government ............    362,361,319       125,605,749      280,701,399   179,760,209
    U.S. Government securities .....................     81,958,836        21,039,297    6,081,167,000             0

                                                                                            TACTICAL
                                                                                             ASSET        C.A.S.E
                                                         BALANCED           UTILITY       ALLOCATION      GROWTH
                                                         PORTFOLIO         PORTFOLIO       PORTFOLIO     PORTFOLIO
                                                         ---------         ---------       ---------     ---------
For the year ended December 31, 1996:
   Purchase of securities:
    Long-term excluding U.S. Government ............   $ 24,958,127       $31,754,087   $  110,153,767  $ 30,146,788
    U.S. Government securities .....................     17,840,688                 0       53,047,246             0
 Proceeds from maturities and sales of securities:
    Long-term excluding U.S. Government ............     18,562,835        20,421,870       68,830,238    13,395,262
    U.S. Government securities .....................     10,396,307                 0       68,341,148             0

                                                        MERIDIAN/
                                                         INVESCO           VALUE
                                                      GLOBAL SECTOR        EQUITY
                                                      PORTFOLIO (A)     PORTFOLIO(A)
                                                      -------------     ------------
For the period ended December 31, 1996:
   Purchase of securities:
    Long-term excluding U.S. Government ............   $ 4,941,216      $ 40,678,054
    U.S. Government securities .....................     1,987,236                 0
 Proceeds from maturities and sales of securities:
    Long-term excluding U.S. Government ............       609,711         1,456,312
    U.S. Government securities .....................       295,054                 0

(a) The inception of this portfolio was May 1, 1996.

WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 4--FEDERAL INCOME TAX MATTERS

   The income, expenses, gains and losses on security transactions attributed to each Portfolio for accounting purposes are also attributed to that Portfolio for Federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for Federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

   Each Portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all Federal and state income taxes and Federal excise taxes.

   The net capital loss carryforwards noted below as of December 31, 1996, if applicable, are available to offset future realized capital gains through the periods listed. Each portfolio will elect to treat the net capital losses incurred in the two month period ended December 31, 1996, (Post-October Losses Deferred), if applicable, as having been incurred in the following fiscal year.

                                                                           PRIOR YEAR
                                                         POST-OCTOBER   NET CAPITAL LOSS
                                         NET CAPITAL        LOSSES        CARRYFORWARD
PORTFOLIO                                   GAINS          DEFERRED         UTILIZED
---------                                   -----          --------         --------
Money Market ........................... $         0       $      0        $        0
Bond ...................................           0              0         1,587,858
Growth .................................  88,064,810              0                 0
Short-to-Intermediate Government  ......           0          4,297            65,287
Global .................................  44,910,837         50,169                 0
Equity-Income ..........................  13,598,753              0                 0
Emerging Growth ........................  21,005,379              0                 0
Aggressive Growth ......................   4,564,665              0                 0
Balanced ...............................     852,130        221,935           241,574
Utility ................................   1,509,572              0                 0
Tactical Asset Allocation  .............   5,359,275              0                 0
C.A.S.E. Growth ........................     629,925              0                 0
Meridian/INVESCO Global Sector  ........      40,098              0                 0
Value Equity ...........................      86,461         13,422                 0

                                         DECEMBER 31, 1996            NET CAPITAL LOSS
                                          NET CAPITAL LOSS              CARRYFORWARD
                                           CARRYFORWARD              AVAILABLE THROUGH:
                                           ------------              ------------------
Money Market ............................ $         0                        N/A
Bond ....................................  (5,921,207)               December 31, 2002
Growth ..................................           0                        N/A
Short-to-Intermediate Government ........    (354,392)      $106,652 through December 31, 2002
                                                            $247,740 through December 31, 2003
Global ..................................           0                        N/A
Equity-Income ...........................           0                        N/A
Emerging Growth .........................           0                        N/A
Aggressive Growth .......................           0                        N/A
Balanced ................................           0                        N/A
Utility .................................           0                        N/A
Tactical Asset Allocation ...............           0                        N/A
C.A.S.E. Growth .........................           0                        N/A
Meridian/INVESCO Global Sector ..........           0                        N/A
Value Equity ............................           0                        N/A

WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 4 (CONTINUED)

   The aggregate cost of investments and composition of unrealized appreciation and depreciation for Federal income tax purposes as of December 31, 1996, are as follows:

                                                                                          NET UNREALIZED
                                            FEDERAL TAX       UNREALIZED     UNREALIZED    APPRECIATION
PORTFOLIO                                   COST BASIS       APPRECIATION   DEPRECIATION  (DEPRECIATION)
---------                                   ----------       ------------   ------------  --------------
Money Market ............................ $  121,459,942     $          0   $         0    $          0
Bond ....................................     94,955,112          494,152       797,501        (303,349)
Growth ..................................  1,136,831,039      425,137,980    24,587,834     400,550,146
Short-to-Intermediate Government  .......     25,672,942          239,120       124,051         115,069
Global ..................................    436,102,015       99,673,576    10,809,744      88,863,832
Equity-Income ...........................    337,451,103       55,994,201     2,427,359      53,566,842
Emerging Growth .........................    322,516,018      111,790,327     5,784,329     106,005,998
Aggressive Growth .......................    188,545,519       40,113,922     7,313,198      32,800,724
Balanced ................................     44,151,798        5,388,695       510,823       4,877,872
Utility .................................     35,712,323        3,800,453       331,826       3,468,627
Tactical Asset Allocation  ..............    189,308,817       18,286,091     2,188,112      16,097,979
C.A.S.E. Growth .........................     19,785,427        2,101,782       540,624       1,561,158
Meridian/INVESCO Global Sector  .........      6,064,698          510,905       240,120         270,785
Value Equity ............................     46,269,019        3,806,929       481,655       3,325,274

NOTE 5--COMMITMENTS

   The Fund is authorized to enter into foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment in securities denominated in foreign currencies. All foreign exchange contracts are marked-to-market daily at the applicable foreign exchange rates and the resulting unrealized gains or losses recorded in the Fund's financial statements. These gains and losses are realized when the contract is extinguished either by entering into a closing transaction or by delivery of the currency. The risks that may arise from these contracts are the potential inability of the counterparties to meet the terms of their contracts, and from unanticipated movements in the currency's value relative to the U.S. dollar.

   The Growth and Global Portfolios entered into forward foreign currency contracts, which obligate the Fund to deliver currencies at specified future dates. The open contracts at December 31, 1996 are as follows:

                                                      DECEMBER 31, 1996        NET
                                                          VALUE IN         UNREALIZED
                                         SETTLEMENT     U.S. DOLLARS      APPRECIATION
CURRENCY                  BOUGHT (SOLD)     DATE        BOUGHT (SOLD)    (DEPRECIATION)
--------                  -------------     ----        -------------    --------------
GROWTH PORTFOLIO
 German Deutschemark        (8,500,000)   01/27/97      $ (5,537,520)       $238,899
 German Deutschemark       (19,713,000)   01/17/97       (12,833,764)        524,642
 German Deutschemark         8,500,000    01/27/97         5,537,520         (87,968)
 German Deutschemark         4,713,000    01/17/97         3,068,307         (45,873)
 German Deutschemark         3,000,000    01/17/97         1,953,091         (34,322)
 German Deutschemark         4,000,000    01/17/97         2,604,122         (45,569)
 German Deutschemark         5,500,000    01/17/97         3,580,668         (57,380)
 German Deutschemark         2,500,000    01/17/97         1,627,576         (26,629)
                                                        ------------        --------
  Total Growth Portfolio                                $          0        $465,800
                                                        ============        ========

WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 5 (CONTINUED)

                                                      DECEMBER 31, 1996        NET
                                                          VALUE IN         UNREALIZED
                                         SETTLEMENT     U.S. DOLLARS      APPRECIATION
CURRENCY                  BOUGHT (SOLD)     DATE        BOUGHT (SOLD)    (DEPRECIATION)
--------                  -------------     ----        -------------    --------------
GLOBAL PORTFOLIO
 Belgian Franc              (13,679,512)  01/08/97      $   (431,571)      $   (2,316)
 Belgian Franc               (6,367,677)  01/08/97          (200,892)          (1,322)
 Belgian Franc               (2,323,649)  01/08/97           (73,308)            (717)
 Belgian Franc              (15,996,769)  01/08/97          (504,677)          (5,465)
 Belgian Franc              (37,580,535)  01/08/97        (1,185,618)         (10,124)
 Swiss Franc                (10,000,000)  01/16/97        (7,495,090)         580,562
 Swiss Franc                 (5,854,000)  05/12/97        (4,440,823)         267,538
 Swiss Franc                (18,000,000)  03/04/97       (13,554,880)          58,382
 Swiss Franc                 (3,037,064)  01/03/97        (2,273,132)         (24,164)
 German Deutschemark        (14,000,000)  01/17/97        (9,114,427)         229,496
 German Deutschemark        (17,372,000)  01/24/97       (11,315,081)         543,101
 German Deutschemark         (1,000,000)  03/04/97          (652,947)         (11,288)
 Finnish Markka             (13,400,000)  01/27/97        (2,917,420)          66,326
 Finnish Markka                (320,616)  01/02/97           (69,677)            (627)
 French Franc                (7,425,000)  03/11/97        (1,438,210)         (17,973)
 British Pound               (1,580,000)  01/27/97        (2,703,122)        (251,673)
 British Pound               (2,200,000)  01/17/97        (3,764,626)        (358,366)
 British Pound                1,580,000   01/27/97         2,703,122          109,094
 British Pound                2,200,000   01/17/97         3,764,626          151,742
 British Pound                  (23,276)  01/02/97           (39,842)            (878)
 British Pound                  (36,818)  01/02/97           (63,022)          (1,389)
 British Pound                  (77,683)  01/03/97          (132,970)          (3,006)
 British Pound                 (187,889)  01/07/97          (321,581)          (3,894)
 Japanese Yen              (445,000,000)  01/17/97        (3,851,447)         338,760
 Japanese Yen              (800,000,000)  01/16/97        (6,922,930)         416,081
 Japanese Yen              (200,000,000)  03/11/97        (1,743,755)          43,204
 Japanese Yen              (649,000,000)  03/11/97        (5,658,486)         136,675
 Japanese Yen              (350,000,000)  06/17/97        (3,095,227)          59,916
 Japanese Yen               (45,463,159)  01/06/97          (392,845)           3,245
 Japanese Yen               (11,352,331)  01/06/97           (98,095)             810
 Japanese Yen               (30,254,962)  01/07/97          (261,470)            (120)
 Japanese Yen               (14,442,701)  01/07/97          (124,817)             (57)
 Japanese Yen                (5,014,612)  01/08/97           (43,344)             (71)
 Swedish Krona               (1,344,906)  01/02/97          (197,348)          (1,797)
 Swedish Krona                 (593,037)  01/02/97           (87,021)            (792)
 Swedish Krona              (99,000,000)  01/27/97       (14,543,382)         553,373
 Swedish Krona              (30,000,000)  01/27/97        (4,407,085)         166,921
 Swedish Krona                 (544,491)  01/03/97           (79,901)            (749)
 Swedish Krona                 (646,925)  01/07/97           (94,950)          (1,004)
 South Africa Rand           (4,090,000)  11/03/97          (874,679)         (91,454)
                                                        ------------       ----------
  Total Global Portfolio                                $(98,701,950)      $2,935,980
                                                        ============       ==========

WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 6--FINANCIAL HIGHLIGHTS

   The total return set forth in "Financial Highlights" reflects the advisory fee and all other portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Policies or Annuity Contracts. Where a Portfolio's period from inception is less than one year, the total return shown is not annualized.

   The ratio of expenses to average net assets in the Financial Highlights is net of the advisory fee waiver (see Note 2). Without the advisory fee waived by WRL the ratio for each period presented would be as follows:

                                                                  DECEMBER 31
                                                      ---------------------------------
PORTFOLIO                                              1996  1995   1994    1993  1992
---------                                              ----  ----   ----    ----  ----
Money Market ........................................     *      *      *      *      *
Bond ................................................     *      *      *      *      *
Growth ..............................................     *      *      *      *      *
Short-to-Intermediate Government  ...................     *      *      *  1.02%  1.41%
Global ..............................................     *      *      *      *      *
Equity-Income .......................................     *      *      *  1.12%     **
Emerging Growth .....................................     *      *      *  1.16%     **
Aggressive Growth ...................................     *      *  1.18%     **     **
Balanced ............................................     *      *  1.34%     **     **
Utility .............................................     *  1.08%  1.90%     **     **
Tactical Asset Allocation  ..........................     *      *      *     **     **
C.A.S.E. Growth ..................................... 1.64%  4.15%     **     **     **
Meridian/INVESCO Global Sector  .....................   N/A     **     **     **     **
Value Equity ........................................ 1.03%     **     **     **     **

 * No waiver--portfolio did not exceed expense limitations.
** Portfolio was not in existence during this period.

WRL SERIES FUND, INC.
--------------------------------------------------------------------------------

SUPPLEMENTARY INFORMATION

   Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this amendment, WRL solicited a vote by the policyholders for a new investment sub-advisory agreement for the Emerging Growth Portfolio between WRL and Van Kampen American Capital Asset Management, Inc. At a special shareholders/policyholders meeting on October 29, 1996, the resolution was adopted, 94% For, 1% Against, and 5% Abstain.

   In adherence to this amendment, WRL solicited a vote by the policyholders for:
   1. A new investment advisory agreement between the fund, on behalf of each portfolio, and WRL Investment Management, Inc., effective January 1, 1997;
   2. A new investment sub-advisory agreement for each Portfolio between WRL Management, Inc., on behalf of such Portfolio, and the Portfolio's current sub-adviser(s), effective January 1, 1997;
   3. A distribution plan pursuant to rule 12b-1 under the Investment Company Act of 1940, as amended, pursuant to which the Portfolios may reimburse InterSecurities, Inc., ("ISI") which will act as Distributor of the Fund's shares for distribution related expenses incurred by ISI in the performance of its duties as Distributor pursuant to a distribution agreement between ISI and the Fund.

   At a special shareholders/policyholders meeting on December 16, 1996 the results of the resolution were as follows:

                                         PROPOSAL 1
                                 --------------------------
PORTFOLIOS                         FOR  AGAINST   ABSTAIN
----------                         ---  -------   -------
Money Market                       88%     7%       5%
Bond                               90%     5%       5%
Growth                             89%     6%       5%
Short-to-Intermediate Government   88%     6%       6%
Global                             89%     7%       4%
Equity-Income                      89%     8%       3%
Emerging Growth                    91%     5%       4%
Aggressive Growth                  90%     6%       4%
Balanced                           91%     6%       3%
Utility                            91%     5%       4%
Tactical Asset Allocation          91%     6%       3%
C.A.S.E. Growth                    95%     1%       4%
C.A.S.E. Growth & Income           98%     2%       0%
C.A.S.E. Quality Growth            88%     6%       6%
Meridian/INVESCO Global Sector     93%     6%       1%
Meridian/INVESCO US Sector        100%     0%       0%
Meridian/INVESCO Foreign Sector   100%     0%       0%
Value Equity                       90%     8%       2%

WRL SERIES FUND, INC.
--------------------------------------------------------------------------------

SUPPLEMENTARY INFORMATION (CONTINUED)

                                           PROPOSAL 2
                                    --------------------------
PORTFOLIOS                            FOR  AGAINST   ABSTAIN
----------                            ---  -------   -------
Money Market                          88%     6%        6%
Bond                                  90%     5%        5%
Growth                                89%     6%        5%
Short-to-Intermediate Government      88%     6%        6%
Global                                89%     7%        4%
Equity-Income                         89%     7%        4%
Emerging Growth                       91%     5%        4%
Aggressive Growth                     90%     6%        4%
Balanced                              91%     5%        4%
Utility                               91%     5%        4%
Tactical Asset Allocation             91%     6%        3%
C.A.S.E. Growth                       95%     1%        4%
C.A.S.E. Growth & Income              98%     2%        0%
C.A.S.E. Quality Growth               88%    12%        0%
Meridian/INVESCO Global Sector (a)    94%     5%        1%
Meridian/INVESCO Global Sector (b)    93%     6%        1%
Meridian/INVESCO US Sector (a)        74%     0%       26%
Meridian/INVESCO US Sector (b)       100%     0%        0%
Meridian/INVESCO Foreign Sector (a)  100%     0%        0%
Meridian/INVESCO Foreign Sector (b)  100%     0%        0%
Value Equity                          90%     8%        2%

(a) Sub-advisory agreement between the investment advisor and INVESCO Global Asset Management Limited.
(b) Sub-advisory agreement between the investment advisor and Meridian Investment Management Corporation.

                                        PROPOSAL 3
                                 --------------------------
PORTFOLIOS                         FOR  AGAINST   ABSTAIN
----------                         ---  -------   -------
Money Market                       84%     9%       7%
Bond                               89%     6%       5%
Growth                             87%     8%       5%
Short-to-Intermediate Government   89%     7%       4%
Global                             85%    11%       4%
Equity-Income                      84%    12%       4%
Emerging Growth                    88%     8%       4%
Aggressive Growth                  88%     8%       4%
Balanced                           87%     9%       4%
Utility                            87%     9%       4%
Tactical Asset Allocation          86%    11%       3%
C.A.S.E. Growth                    85%    11%       4%
C.A.S.E. Growth & Income           98%     2%       0%
C.A.S.E. Quality Growth            88%    12%       0%
Meridian/INVESCO Global Sector     88%    11%       1%
Meridian/INVESCO US Sector        100%     0%       0%
Meridian/INVESCO Foreign Sector   100%     0%       0%
Value Equity                       75%    22%       3%

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                                       79

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                                       80

-----------------------------------------------------------------------------
          W  R  L    S  E  R  I  E  S    F  U  N  D  ,    I  N  C  .
-----------------------------------------------------------------------------

                        OFFICE OF THE WRL SERIES FUND
                             201 Highland Avenue
                             Largo, FL 33770-2597
                                1-800-851-9777

                      -----------------------------------

                                 DISTRIBUTOR:
                            InterSecurities, Inc.
                             201 Highland Avenue
                             Largo, FL 33770-2597

                      -----------------------------------

                               FUND CUSTODIAN:
                        Investors Bank & Trust Company
                               89 South Street
                               Boston, MA 02111

                      -----------------------------------

                             INVESTMENT ADVISER:
                       WRL Investment Management, Inc.
                             201 Highland Avenue
                             Largo, FL 33770-2957

                      -----------------------------------

                                SUB-ADVISERS:

     Janus Capital Corporation                         AEGON USA
        100 Fillmore Street                   Investment Management, Inc.
          Denver, CO 80206                      4333 Edgewood Road, N.E.
                                                 Cedar Rapids, IA 52449
        Luther King Capital
       Management Corporation                 Van Kampen American Capital
        301 Commerce Street                      Asset Management, Inc.
        Fort Worth, TX 76102                       One Parkview Plaza
                                               Oakbrook Terrace, IL 60181
  Federated Investment Counseling
     Federated Investors Tower                Fred Alger Management, Inc.
     Pittsburgh, PA 15222-3779                       75 Maiden Lane
                                                   New York, NY 10038
           NWQ Investment
      Management Company, Inc.                   J.P. Morgan Investment
       655 South Hope Street                        Management Inc.
             11th Floor                             522 Fifth Avenue
       Los Angeles, CA 90017                       New York, NY 10036

   Meridian Investment Management                 INVESCO Global Asset
            Corporation                            Management Limited
      12835 East Arapahoe Road                Rosebank, 12 Bermudiana Road
        Tower II, 7th Floor                      Hamilton, Bermuda HM11
        Englewood, CO 80112
                                               Dean Investment Associates
     C.A.S.E. Management, Inc.                    2480 Kettering Tower
          2255 Glades Rd.                        Dayton, OH 45423-2480
            Suite 221-A
        Boca Raton, FL 33431

                      -----------------------------------

                           INDEPENDENT ACCOUNTANTS:
                             Price Waterhouse LLP
                                1055 Broadway
                            Kansas City, MO 64105

                    THIS MATERIAL IS FOR CONTRACT AND POLICY
                   HOLDERS' REPORTING PURPOSES ONLY AND SHALL
                 NOT BE USED IN CONNECTION WITH SA SOLICITATION,
                     OFFER OR ANY PROPOSED SALE OR PURCHASE
                      OF SECURITIES. THIS MATERIAL MUST BE
                    PRECEDED OR ACCOMPANIES BY A PROSPECTUS.

                                   [WRL LOGO]
             -----------------------------------------------------
                               Investment Adviser

                        WRL Investment Management, Inc.
                       Distributor: InterSecurities, Inc.
             201 Highland Avenue /bullet/ Largo, Florida 33770-2597

February 1997
ACC00001 (2/97)

         Appendix to Electronic Format                               Page 1 of 4
         WRL Series Fund. Inc.

Page 1   (photo)    Shown is John R. Kenney, Chairman of the Board

Page 3   (graph 1)  Pie chart depicting portfolio composition as a
                    percentage of total portfolio net assets.
                           Short-term U.S. Government Obligation   15.14%
                           Commercial Paper                        40.25%
                           Short-Term Obligations                   4.50%
                           Bank Obligations                        39.57%
                           Other                                    0.54%

                    Bar chart depicting maturity composition of the portfolio at December 31, 1996

                                                Market Value
                           30 days              $58,254,115
                           30-60 days           $25,284,803
                           60-90 days            $4,999,837
                           90-180 days          $14,918,003
                           180-270 days          $8,009,966
                           270 days to 1 year    $9,993,218
                           more than 1 year              $0

Page 4   (graph 2)  Mountain graph depicting the change in value of a
                    $10,000 investment in the portfolio since inception versus the
                    Lehman Brothers Government/Corporate Bond Index (LB) over the same time frame.
                                                       Portfolio  LB Index
                           Inception 10/2/86            $10,000    $10,000
                           Period Ended 12/31/86        $10,412    $10,310
                           FYE 12/31/87                  $9,823    $10,540
                           FYE 12/31/88                 $10,583    $11,340
                           FYE 12/31/89                 $12,133    $12,960
                           FYE 12/31/90                 $12,887    $14,030
                           FYE 12/31/91                 $15,317    $16,290
                           FYE 12/31/92                 $16,358    $17,530
                           FYE 12/31/93                 $18,547    $19,460
                           FYE 12/31/94                 $17,260    $18,780
                           FYE 12/31/95                 $21,228    $22,390
                           FYE 12/31/96                 $21,258    $23,040

         Appendix to Electronic Format (continued)                   Page 2 of 4
         WRL Series Fund. Inc.

Page 5   (graph 3)  Mountain graph depicting the change in value of a
                    $10,000 investment in the portfolio since inception versus the
                    Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.
                                                       Portfolio  S&P Index
                           Inception 10/2/86            $10,000    $10,000
                           Period Ended 12/31/86        $10,144    $10,560
                           FYE 12/31/87                 $11,249    $11,110
                           FYE 12/31/88                 $13,344    $12,940
                           FYE 12/31/89                 $19,621    $17,040
                           FYE 12/31/90                 $19,578    $16,511
                           FYE 12/31/91                 $31,284    $21,542
                           FYE 12/31/92                 $32,021    $23,183
                           FYE 12/31/93                 $33,293    $25,519
                           FYE 12/31/94                 $30,527    $25,856
                           FYE 12/31/95                 $44,912    $35,572
                           FYE 12/31/96                 $52,979    $43,740

Page 6   (graph 4)  Mountain graph depicting the change in value of a
                    $10,000 investment in the portfolio since inception versus the
                    Merrill Lynch 1-10 Year Government Bond Index (ML) over the same time frame.
                                                       Portfolio   ML Index
                           Inception 12/3/92            $10,000    $10,000
                           Period Ended 12/31/92        $10,045    $10,132
                           FYE 12/31/93                 $10,505    $10,960
                           FYE 12/31/94                 $10,460    $10,774
                           FYE 12/31/95                 $11,877    $12,341
                           FYE 12/31/96                 $12,290    $12,826

Page 7   (graph 5)  Mountain graph depicting the change in value of a
                    $10,000 investment in the portfolio since inception versus the
                    Morgan Stanley Capital International World Index (MS) over the same time frame.
                                                       Portfolio   MS Index
                           Inception 12/3/92            $10,000    $10,000
                           Period Ended 12/31/92        $10,162    $10,008
                           FYE 12/31/93                 $13,724    $12,415
                           FYE 12/31/94                 $13,759    $13,110
                           FYE 12/31/95                 $16,932    $15,900
                           FYE 12/31/96                 $21,628    $18,130

         Appendix to Electronic Format (continued)                   Page 3 of 4
         WRL Series Fund. Inc.

Page 8   (graph 6)  Mountain graph depicting the change in value of a
                    $10,000 investment in the portfolio since inception versus the
                    Standard & Poor's Index of 500 Common Stocks (S&P) and Lehman
                    Brothers Government/Corporate Intermediate Bond
                    Index (LB) over the same time frame.
                                                   Portfolio  S&P Index   LB Index
                       Inception 3/1/93             $10,000    $10,000    $10,000
                       Period Ended 12/31/93        $11,349    $10,770    $10,490
                       FYE 12/31/94                 $11,288    $10,912    $10,805
                       FYE 12/31/95                 $14,072    $14,996    $12,461
                       FYE 12/31/96                 $16,182    $18,439    $12,966

Page 9   (graph 7)  Mountain graph depicting the change in value of a
                    $10,000 investment in the portfolio since inception versus the
                    Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.
                                                   Portfolio  S&P Index
                       Inception 3/1/93             $10,000    $10,000
                       FYE 12/31/93                 $12,471    $10,770
                       FYE 12/31/94                 $11,553    $10,912
                       FYE 12/31/95                 $16,960    $14,996
                       FYE 12/31/96                 $20,162    $18,439

Page 10  (graph 8)  Mountain graph depicting the change in value of a
                    $10,000 investment in the portfolio since inception versus the
                    Value Line (Arithmetic) Index (VL) and the Standard's and
                    Poor's Index of 500 Common Stocks (S&P) over the same time frame.
                                                   Portfolio  VL Index   S&P Index
                       Inception 3/1/94             $10,000    $10,000    $10,000
                       Period Ended 12/31/94         $9,874     $9,685    $10,072
                       FYE 12/31/95                 $13,628    $12,197    $13,857
                       FYE 12/31/96                 $15,052    $14,609    $17,039

Page 11  (graph 9)  Mountain graph depicting the change in value of a
                    $10,000 investment in the portfolio since inception versus the
                    Standard's and Poor's Index of 500 Common Stocks (S&P) and the
                    Lehman Brothers Government/Corporate Intermediate Bond
                    Index (LB) over the same time frame.
                                                   Portfolio  S&P Index  LB Index
                       Inception 3/1/94             $10,000    $10,000    $10,000
                       Period Ended 12/31/94         $9,427    $10,072     $9,840
                       FYE 12/31/95                 $11,293    $13,857    $11,348
                       FYE 12/31/96                 $12,504    $17,039    $11,808

Page 12  (graph 10) Mountain graph depicting the change in value of a
                    $10,000 investment in the portfolio since inception versus the
                    Dow Jones Utilities Average Index (Dow Util) and the
                    Standard's & Poor's Index of 500 Common Stocks (S&P) over the same time frame.
                                                              Dow Util
                                                   Portfolio   Index    S&P Index
                       Inception 3/1/94             $10,000   $10,000   $10,000
                       Period Ended 12/31/94         $9,542    $9,166   $10,072
                       FYE 12/31/95                 $11,952   $12,063   $13,857
                       FYE 12/31/96                 $13,343   $13,065   $17,039

         Appendix to Electronic Format (continued)                   Page 4 of 4
         WRL Series Fund. Inc.

Page 13  (graph 11) Mountain graph depicting the change in value of a
                    $10,000 investment in the portfolio since inception versus the
                    Standard's and Poor's Index of 500 Common Stocks( S&P) and the
                    Lehman Brothers Government/Corporate Intermediate Bond
                    Index (LB) over the same time frame.
                                                       Portfolio  S&P Index  LB Index
                           Inception 1/3/95             $10,000    $10,000    $10,000
                           Period Ended 12/31/95        $12,009    $13,758    $11,533
                           FYE 12/31/96                 $13,741    $16,917    $12,000

Page 14  (graph 12) Mountain graph depicting the change in value of a
                    $10,000 investment in the portfolio since inception versus the
                    Wilshire 5000 Index (Wilshire) over the same time frame.
                                                       Portfolio  Wilshire Index
                           Inception 5/1/95             $10,000      $10,000
                           Period Ended 12/31/95        $12,065      $12,028
                           FYE 12/31/96                 $14,176      $14,294

Page 15  (graph 13) Mountain graph depicting the change in value of a
                    $10,000 investment in the portfolio since inception versus the
                    Financial Times World Index (FT) and the Lehman Hutton Bond
                    Index (LH) over the same time frame.
                                                       Portfolio  FT Index   LH Index
                           Inception 5/1/96             $10,000    $10,000   $10,000
                           Period Ended 12/31/96        $10,608    $10,473   $10,811

Page 16  (graph 14) Mountain graph depicting the change in value of a
                    $10,000 investment in the portfolio since inception versus the
                    Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.
                                                       Portfolio  S&P Index
                           Inception 5/1/96             $10,000    $10,000
                           Period Ended 12/31/96        $11,319    $11,500